UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Stephen G. Simon

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 E. 7th Street

Saint Paul, Minnesota 55101-4930

Copy to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:	651-228-0935

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1. Reports to Stockholders

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Semi-annual Report
for the period ended
June 30, 2019

Management Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund

The Clearwater Core Equity Fund (the “Core Equity Fund” or the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. As of June 30, 2019, the Fund had three subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”), with approximately 40% to 60% of the Fund’s assets, manages its portion of the Fund’s assets to track the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining Fund assets are divided between AQR Capital Management, LLC (“AQR”) and O’Shaughnessy Asset Management, LLC (“OSAM”), who both utilize an active management style.

2019 Year-To-Date Market Overview:

Domestic large capitalization equities, as defined by the Russell 1000® Index, generated nearly 20% returns in the first half of 2019, driven by a more accommodative monetary policy stance from the Federal Reserve. The strong returns during the period occurred despite headwinds from tariff negotiations and signs of a slowing global economy.

2019 Year-To-Date Performance and 2019 Outlook:

The Core Equity Fund gained 17.0%, net of fees, in the first half of 2019, compared to an increase of 18.8% for the Russell 1000® Index, the Fund’s benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, underperformed the Fund’s benchmark. Both active subadvisers, AQR and OSAM, underperformed the Fund’s benchmark as well, as their preference for stocks they believe to be underpriced relative to their value, with higher momentum and higher quality, was out of favor during the period.

Each of the three subadvisers comment on the performance of their specific portions of the Fund and provide a market outlook for the next six months in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Core Equity Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last six months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next six months.

AQR Commentary

General Market Overview:

We trade a set of strategies based on the value, momentum, and quality signals of individual securities that seek a positive expected return versus the appropriate benchmark, in a variety of economic environments. Because our investment approach employs a systematic set of rules based on economic intuition and testing to seek to ensure they are robust across time, macro environments, and geographies, we typically do not offer general market overviews.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the Core Equity Fund managed by AQR (the “Portfolio”) underperformed the Russell 1000® Index (the “benchmark”) in the first six months of 2019, returning 15.8%, gross of fees, while the benchmark returned 18.8%. Stock selection within sectors detracted from performance, while sector allocation contributed positively. The largest detractor was the Health Care sector, where both stock selection and sector allocation underperformed.

2019 Remaining Year Outlook:

In terms of sector positioning, we are currently overweight Financials while being underweight Energy. With respect to long-term attractiveness, we believe that valuations are currently less attractive in the U.S.

OSAM Commentary

General Market Overview:

2019 has been a strong year for returns in global equity markets and a few key themes emerged for the year. Growth outperformed value (the Russell 1000® Growth Index outperformed the Russell 1000®Value Index by 5.3% in the first six months of 2019) and large capitalization stocks outperformed small capitalization stocks (the Russell 1000® Index outperformed the Russell 2000® Index by 1.9%). During the first quarter, we saw what can be considered a classic “junk rally”, defined as a period where expensive, low quality, and high volatility names outperform. However, a defensive trend retrenched in the second quarter. While the market continues to reach new highs, investors have settled into a conservative tact, which is supported by the outperformance of low volatility stocks.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the Core Equity Fund managed by OSAM (the “Portfolio”) underperformed the Russell 1000® Index (the “benchmark”) for the first six months of 2019, returning 16.5% (gross of fees), while the benchmark returned 18.8%.

In the first quarter, having a smaller average market capitalization than the benchmark was additive to performance. We assess our performance by looking at the top decile of stocks within the following selection factors: shareholder yield (a combination of dividend yield and share repurchase yield), value, and momentum. These selection factors detracted from performance during the period. From the top deciles of our selection factors, we then eliminate low quality stocks. Doing so detracted from our performance relative to the benchmark. Finally, our portfolio construction methodology, which seeks to overweight stocks qualifying in our model most frequently, recently, and with the highest overall factor score, had a positive impact.

Moving to the second quarter, having a smaller average market capitalization than the benchmark detracted from performance. Our focus on the top decile of stocks by value, momentum, and shareholder yield, was additive to performance. Eliminating low quality stocks detracted from our performance relative to the benchmark. Finally, our portfolio construction methodology had a negative impact on performance. This was primarily related to poor stock selection within the Technology sector.

2019 Remaining Year Outlook:

Growth (as measured by the Russell 1000® Growth Index) has continued to outperform value (as measured by the Russell 1000® Value Index) during the first six months of 2019. Based on our research, we believe we are positioned well for the remainder of 2019. Our investment process favors portfolio companies that have higher levels of return on capital, lower reliance on external financing, and trade at what we believe are deep discounts across many valuation factors relative to the benchmark. As of June 30, 2019, the Portfolio’s holdings were returning capital to shareholders (via dividends and share repurchases) at a rate of 6.1% versus the benchmark at 2.8%. We believe that these combined advantages can only be delivered by a portfolio which is distinct from the benchmark. We also believe that our Portfolio continues to represent a unique take on the U.S. equity market. We expect to continue to focus on our market niche – quality companies, often trading at what we believe are out-of-favor prices, which are aggressively returning capital to equity shareholders through dividends and share repurchases.

Parametric Commentary

General Market Overview:

Market returns for the first half of 2019 were quite strong, recovering from a pessimistic outlook late last year, and finishing near record highs. The market rallied during the first four months of the year, encouraged by strong earnings and the prospect of a trade deal with China. Market sentiment turned negative in May with increased tariffs on Chinese products and the threat of new tariffs and the coinciding retaliatory announcements by China. Market sentiment turned positive after the G-20 summit announcement that the trade war would be put on pause and that trade talks would resume.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the Core Equity Fund managed by Parametric (the “Portfolio”) underperformed the Russell 1000® Index (the “benchmark”) in the first six months of 2019, returning 18.0%, gross of fees, while the benchmark returned 18.8%. Most of the underperformance was attributable to small over and underweights to individual stocks within the Technology, Consumer Discretionary, and Communication sectors. An underweight to Netflix detracted from performance as the stock returned 37.2% in the first six months of 2019. Underweights to several stocks in the Technology sector (including Microsoft and Apple) also contributed to the underperformance.

2019 Remaining Year Outlook:

Although the trade war has paused pending further negotiations, market uncertainty remains for the second half of 2019. If a comprehensive trade deal remains elusive, we believe the tariffs will drag down the economic expansion. On the other hand, the Federal Reserve’s stance on monetary policy has become more accommodative. The market has priced in a rate cut in July, however, it’s highly uncertain if or when the Federal Reserve will cut rates, after leaving rates unchanged year-to-date in 2019.

Clearwater Small Companies Fund

The Clearwater Small Companies Fund (the “Small Companies Fund” or the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest market capitalization company included in the Russell 2000® Index at the time of purchase. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with three subadvisers who employ distinct investment styles: Cooke & Bieler, L.P. (“Cooke & Bieler”), Kennedy Capital Management Inc. (“Kennedy”), and Pzena Investment Management, LLC (“Pzena”). At June 30, 2019, Kennedy managed about 60% of the Fund while Cooke & Bieler and Pzena each managed about 20%.

2019 Year-To-Date Market Overview:

Domestic small capitalization equities, as defined by the Russell 2000® Index, generated returns of more than 15% in the first half of 2019, driven by a more accommodative monetary policy stance from the Federal Reserve. The strong returns during the period occurred despite headwinds from tariff negotiations and signs of a slowing global economy.

2019 Year-To-Date Performance and 2019 Outlook:

The Small Companies Fund gained 16.4%, net of fees, in the first half of 2019, compared to an increase of 17.0% for the Russell 2000® Index, the Fund’s benchmark. Cooke & Bieler outperformed the Fund’s benchmark, while Kennedy slightly underperformed and Pzena underperformed to a greater extent.

Each of the three subadvisers comment on the performance of their specific portions of the Fund and provide a market outlook for the next six months in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Small Companies Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last six months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next six months.

Cooke & Bieler Commentary

General Market Overview:

The rally that began late last year continued through April but was upended in May by renewed concerns about the economy and a more protracted trade war, then was revived in June by the Federal Reserve’s clear pivot toward monetary easing. The June rally was enough to push major indices into positive territory for the second quarter, capping a strong first half of the year that saw stocks up by double digits.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the Small Companies Fund managed by Cooke & Bieler (the “Portfolio”) outperformed the Russell 2000® Value Index (the “benchmark”) in the first six months of 2019, returning 20.8%, gross of fees, while the benchmark returned 13.5%. Stock selection within sectors drove the majority of the Portfolio’s outperformance and was positive in every sector in which the Portfolio held a position. Results were particularly strong in the Consumer Discretionary and Industrials sectors, which included a number of 2018’s most significant detractors. Cooke &

Bieler’s style often generates strong stock selection results in the benchmark’s weakest-performing sectors. Significant individual contributors to the Portfolio’s return included Winnebago, Woodward, Colfax, Air Lease, and Quanex Building Products. Major detractors were Nautilus, Mednax, Gates Industrial, National Western Life Group, and American Eagle Outfitters. The impact of sector allocation was negative, with the Portfolio’s overweight in the Consumer Discretionary sector – where stock selection was very strong – accounting for the biggest drag.

2019 Remaining Year Outlook:

Over the last 15 years – a period that saw two oil price spikes, a global financial crisis, unprecedented monetary intervention and countless political shocks – the benchmark has generated a fairly typical 7.3% annualized return. In other words, the confusion and cross currents of the second quarter were par for the course and in our view presented opportunities to profit from others’ impatience rather than causes for alarm. We believe that the business environment remains mostly positive, albeit with pockets of weakness emerging as trade tensions begin to take their toll. We also believe that valuations, broadly speaking, seem fair – neither compellingly cheap, nor worryingly expensive. This combination leads us to believe returns will be volatile, but positive over time.

Kennedy Commentary

General Market Overview:

Thus far 2019 has been a whirlwind, as the prospect of a more accommodative monetary policy in the U.S. more than offset a complex and uncertain trade policy backdrop. Companies with a connection to Mexico or China saw their stock prices tossed about as the media wrestled with interpretations of phrases released by the current U.S. administration. We heard from management teams that trade was being disrupted as customers and intermediaries strove to interpret potential landed costs.

While some see the domestic ten-year government treasury yield of about 2% as extremely low, we are reminded that relative interest rates hold a great amount of importance with those who allocate funds globally. The U.S. government can borrow funds for 10 years at 2% per year, but France can borrow money for about 0.2% per year, and the German government enjoys the luxury of a negative interest rate.

What does all of this mean for stocks? In our minds, there are two important, related impacts. If an investor can get a consistent stream of cash flows (e.g., a U.S. utility), they will pay a historically lofty price. This has driven and sustained those stocks’ P/E ratios well above previously established norms. For companies that have a strong competitive advantage in large, untapped markets with comparatively low trade friction (e.g., U.S. software companies), investors have also been inclined to afford historically high valuations to those companies.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the Small Companies Fund managed by Kennedy (the “Portfolio”) underperformed the Russell 2000® Index (the “benchmark”) in the first six months of 2019, returning 16.6%, gross of fees, while the benchmark returned 17.0%. Positive stock selection in the Financials and Materials sectors was offset by negative stock selection in the Health Care sector. The Portfolio’s positive aggregate selection effect through the first six months of the year was more than offset by the drag on performance associated with a 4.9% cash weighting given the strong absolute performance of the equity markets.

2019 Remaining Year Outlook:

The second half of 2019 will see the ramp up of the Democratic presidential debates and further machinations in the trade and geopolitical environment. We believe that these developments will likely create volatility in certain companies, sectors, and the market as a whole. In the end, we believe this market environment bodes well for Kennedy. We may be viewed as somewhat obstinate stalwarts when it comes to our investment approach, but we typically direct our client’s funds towards investments that make sense for the longer term. We do not turn a blind eye to the developments in the world around us, but we do have the self-discipline to withstand some near-term perturbations in our quest for longer term outperformance. We’d expect this type of environment to present us with opportunities to buy into longer term cash flow streams that will be temporarily under-appreciated by the majority of investors. While we cannot – and would not – predict how we’ll perform versus our peers in the near term, this does seem to be shaping up to be a market full of opportunities.

Pzena Commentary

General Market Overview:

Markets were positive in the first half of the year, rotating through risk-on and risk-off periods with international trade uncertainty driving much of the sentiment. U.S. small capitalization stocks underperformed their larger capitalization peers and value continued to underperform growth across all market capitalizations.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the Small Companies Fund managed by Pzena (the “Portfolio”) outperformed the Russell 2000® Value Index (the “benchmark”) in the first six months of 2019, returning 14.0%, gross of fees, while the benchmark returned 13.5%. The outperformance was driven roughly equally by both stock selection and sector allocation. The largest individual contributor was REV Group (specialty vehicle manufacturer of firetrucks, ambulances, shuttle buses, and RVs), which reported weaker than expected sales due to manufacturing delays but has moved past supply chain issues and is well positioned to improve production, in our estimation. We believe the company continues to face extended lead times from its suppliers but has gotten past the worst of its operational issues and is better positioned for the rest of the year. Car rental company Avis was additive to performance on news that competitor Hertz was doing a rights offering, as its competitive position should strengthen while Hertz deals with balance sheet issues. Door and window manufacturer JELD-WEN performed well as it showed progress on its past operational issues and focused on pricing and profitability.

Energy was the only detracting sector. Realogy was the largest individual detractor after reporting weak quarterly results driven by lower sales and soft margins that were impacted by negative operating leverage, as well as continued upward pressure on commission splits. Celestica, an outsourced manufacturer, fell after it reported disappointing earnings due to weakness in the semiconductor capital equipment and digital display markets. These are both areas where end markets are weak and Celestica has high fixed costs but the company is adjusting its cost structure and we believe remains well positioned to capitalize on volume recovery. C&J Energy Services, an oil service company, traded down on lower oil prices. While facing the continued challenging pricing environment, C&J is merging with peer Keane Group to remove duplicative costs.

2019 Remaining Year Outlook:

The challenging environment for value and small capitalization stocks continues to create investment opportunities across a range of sectors. We still are not yet finding opportunities in perceived “safe” sectors including Real Estate and Utilities but we believe there are many opportunities in light of the market adjustments in recent months.

Clearwater Tax-Exempt Bond Fund

The Clearwater Tax-Exempt Bond Fund (the “Tax-Exempt Bond Fund” or the “Fund”) seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories, and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisors II, LLC (“Sit”), provides day-to-day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Sit has provided the commentary below regarding the Tax-Exempt Bond Fund. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadviser out of its advisory fee.

Sit Commentary

General Market Overview:

Tax-exempt municipal bonds delivered strong returns in the first half of 2019, supported by record flows of almost $44 billion into tax-exempt municipal bond funds, and modest municipal issuance volume, which was slightly above that of the first six months of 2018, but about 18% below the first half average since 2001. The U.S. Treasury yield curve inverted in March of 2019 and remained inverted at the end of June. Ultra-short yields fell approximately 25-40 basis points in the first half of the year compared to short to intermediate yields, which fell 70-75 basis points and long U.S. Treasury yields, which fell by about 50 basis points. Meanwhile, the municipal yield curve flattened somewhat with short and intermediate tax-exempt yields down roughly 50-65 basis points compared to the 30-year maturity, which was down about 70 basis points. Credit fundamentals remain generally sound as credit spreads tightened during the first half of the year. State government general fund revenue collections continue to be strong and state budgets remain largely healthy, despite a few notable exceptions such as Illinois, New Jersey and Connecticut. Puerto Rico bonds rallied significantly in the first six months of 2019 as the Financial Oversight and Management Board for Puerto Rico reached agreements with various creditor groups and the debt restructuring process proceeded through U.S. District Court. The U.S. Federal Reserve kept short-term interest rates unchanged through the first six months of 2019. Finally, direct and indirect retail demand remained solid during the period in the wake of the tax legislation passed in December 2017 that capped state and local (“SALT”) tax deductions.

2019 Performance for the 6-month period ending June 30, 2019:

The Tax-Exempt Bond Fund returned 5.2%, net of fees, for the six months ended June 30, 2019. The Fund’s benchmark, the Barclays Municipal Bond 5 Year (4-6) Index (the “benchmark”), returned 3.8% over the same period.

In the first half of 2019, the Fund continued the strategy of hedging interest rate risk by shorting U.S. Treasury futures. The Fund’s average life duration, a measure of the Fund’s sensitivity to changes in interest rates, began the year at 4.6 years, where it remained at the end of the period. For comparison, the Fund’s benchmark had a duration of 4.0 years at December 31, 2018, and 3.9 years at June 30, 2019. The Fund’s significant overweight in housing bonds was a primary reason for the outperformance in the first six months of 2019, as housing was one of the better performing sectors in the market. Credit quality played a large role as well, with lower investment grade rated bonds and non-rated bonds outperforming those of higher credit quality as investors sought yield. BBB-rated bonds in the benchmark returned 6.6%, while AAA-rated bonds returned 4.6% for the period. Another factor that contributed positively to performance was the Fund’s position in closed-end funds, which returned 14.5% during the period. The Fund’s yield fell during the period, but the Fund continues to maintain a significant yield advantage over its benchmark.

2019 Remaining Year Outlook:

Political discord in Washington D.C. and evolving trade policies will continue to add political risk to the financial markets in the second half of 2019. We expect U.S. real GDP growth to slow after a strong first quarter. GDP grew at a 3.1% annual rate in the first quarter, driven largely by gains in two of its more volatile components, inventories and net exports. The second quarter growth numbers are expected to be weaker due in part to lower government spending and trade tensions, which have likely contributed to a reversal in the net exports and inventory investment trends of the beginning of the year. However, we believe a recession is unlikely in 2019 as consumer spending continues to stay resilient. A great deal of uncertainty remains regarding the direction of interest rates and the shape of the yield curve in 2019. The tightening cycle appears to be over. The Federal Reserve held interest rates steady in June but signaled easing during the remainder of the year in response to increased economic uncertainty and a drop in expected inflation. We expect gross municipal supply in the second half of 2019 to be greater than the first half of 2019, but not exceeding maturities and redemptions. We believe negative net supply will provide solid technical support for the market. We also expect strong retail demand from residents of high-income tax states to continue in the wake of the virtual elimination of the SALT deduction.

Regarding credit, we expect credit spreads to modestly widen the remainder of the year, which will dampen the performance of lower investment grade and non-rated bonds. Progress has been made in Puerto Rico including a recent deal struck with general obligation bondholders, which was a major milestone, but the situation is unlikely to be fully resolved in 2019. We expect that Illinois, New Jersey and Connecticut related concerns will continue to weigh on the market, however it is a positive sign that all now have fully adopted budgets for fiscal year 2020. Furthermore, the funding of retirement pension and healthcare obligations for states and large local municipalities will in our view remain a hot topic and the subject of negative media reports about the municipal market. We believe that the Fund’s use of revenue and non-rated bonds as well as closed-end funds, have positioned it opportunistically for the economic and interest rate environment that we expect in the second half of 2019. We expect that investment of new cash flows will be focused on maturities in the 5 to 30-year range.

Clearwater International Fund

The Clearwater International Fund (the “International Fund” or the “Fund”) seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among many different countries throughout the world and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”) manages its portion of the portfolio (approximately 40%) to track the MSCI World Ex U.S.A. Index – Net Dividends as closely as possible without requiring the Fund to realize taxable gains. The Fund’s other three subadvisers, Artisan Partners Limited Partnership (“Artisan”), Templeton Investment Counsel, LLC (“Templeton”) and WCM Investment Management, LLC (“WCM”), utilize an active management style and manage the remaining 60% of the Fund.

2019 Year-To-Date Market Overview:

As defined by the Fund’s benchmark, the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”), large and mid-capitalization, international developed market stocks generated nearly 15% returns during the first half of 2019, driven by renewed prospects of a U.S. trade deal with China and a more accommodative monetary policy stance from some of the world’s central banks. During the period, U.S. dollar-based investors also benefitted slightly from a weaker dollar versus other international currencies.

2019 Year-To-Date Performance and 2019 Outlook:

The International Fund returned 16.3%, net of fees, during the first six months of 2019, compared to an increase of 14.6% for the benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, slightly outperformed the benchmark while WCM, one of the three active subadvisers, significantly outperformed the benchmark. The other two active subadvisers, Artisan and Templeton, performed in line with the benchmark during the period.

Each of the four subadvisers comment on the performance of their specific portions of the Fund and provide a market outlook for the next six months in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Co., Inc., which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the International Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portion of the Fund against a different benchmark that aligns more closely with their strategy. In each section below, the subadvisers discuss their view of the market over the last six months, the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed and their outlook for the next six months.

Artisan Partners Commentary

General Market Overview:

Measured in U.S. dollar terms, the MSCI EAFE Index (the “benchmark”) returned 14.0% during the six months ended June 30, 2019. Emerging markets trailed developed markets as ongoing trade tensions have pressured major emerging market countries—namely, China. U.S. markets led European markets as economic growth generally remains robust in the U.S., while there are signs of slowing in Europe. In general, markets have remained volatile during the period on heightened protectionist rhetoric. Overall, U.S. dollar-based investors benefited from a modestly weaker dollar. In local currency terms, the benchmark returned 13.7% during the period.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the International Fund managed by Artisan (the “Portfolio”) outperformed the benchmark in the first six months of 2019, returning 14.9%, gross of fees, while the benchmark returned 14.0%. Performance of the following stocks had a positive impact on the Portfolio during the period: Arch Capital Group, Panalpina Welttransport, Samsung Electronics, Richemont and Compass Group. Notable detractors in the period included: Baidu, Bankia, NAVER, Fresenius Medical Care and John Wood Group.

2019 Remaining Year Outlook:

As markets have risen thus far in 2019, the Portfolio’s attractiveness, as measured by the discount to intrinsic value, has accordingly narrowed. However, we still believe the Portfolio holds strong businesses that are trading at attractive valuations.

Parametric Commentary

General Market Overview:

For the first half of 2019, global markets rallied strongly from the December 2018 lows. Global markets rebounded on the renewed prospects of a U.S. trade deal with China. The rally was widespread across all economic sectors and countries. The Technology sector had the highest returns followed by Materials and Industrials. From a country perspective, Switzerland had the highest returns, followed by New Zealand.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the International Fund managed by Parametric (the “Portfolio”) outperformed the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”) in the first six months of 2019, returning 15.3%, gross of fees, while the benchmark returned 14.6%. Nearly all the outperformance was attributable to small over and underweights to individual stocks within the Materials sector. In particular, a moderate overweight to Fortescue Metals Group contributed positively to performance as the stock returned 141.6% during the period. A small overweight to Rio Tinto contributed positively as the stock returned 40.5% during the period.

2019 Remaining Year Outlook:

The rest of the world has been caught in the crossfire of the trade war between the U.S. and China. Given China’s large market and imports, a slowdown in their economy due to the trade war directly affects the rest of the world. We believe this risk factor will persist into the foreseeable future.

Templeton Commentary

General Market Overview:

International small capitalization stocks underperformed their larger capitalization counterparts during the period. International stocks (large and small) overall rose during the period as optimism for renewed central bank easing ultimately overcame concerns about softening economic growth and ongoing international trade disputes. Trade drama dominated the headlines during the period, with the U.S. alternately reporting progress and setbacks in negotiations with China, Mexico, India and the European Union. Unsurprisingly, the World Trade Organization forecasted a decline in global trade this year, blaming tariffs and retaliatory measures, as well as weaker economic growth and volatile markets. The European Central Bank also cited the threat of protectionism as it reiterated its pledge not to raise interest rates and that it would continue its monetary stimulus program. The International Monetary Fund subsequently downgraded its 2019 Euro area growth outlook to 1.3% (from 1.6% in January) and also reduced its global growth estimate to 3.3% (from 3.5% in January), warning specifically of the risks of a “no-deal” Brexit for the global economy. On that front, British Prime Minister Theresa May promised to resign after repeatedly failing to deliver a Brexit solution, adding to the uncertainty surrounding the United Kingdom’s planned divorce from the European Union. China’s economy appeared to be slowing more than initially thought, with retail sales growth hitting 16-year lows and industrial production expanding at the slowest rate in a decade. In response to the slowdown, the People’s Bank of China injected further liquidity into the system in May.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the International Fund managed by Templeton (the “Portfolio”) outperformed the MSCI All-Country World Ex U.S.A. Small Cap Index - Net Dividends (the “benchmark”) during the first six months of 2019, returning 15.0%, gross of fees, while the benchmark returned 11.6%. Stock selection was the most significant factor driving outperformance during the period, particularly in the Consumer Discretionary, Health Care and Technology sectors. Sector allocation also contributed, as an underweight in Health Care and an overweight in Technology proved beneficial. Regionally, stock selection was positive in North America, Asia and Europe, while stock selection in Latin America detracted from performance.

2019 Remaining Year Outlook:

Looking ahead, we remain optimistic on the prospects for international small capitalization value stocks and believe that companies whose fundamentals are underappreciated by a market focused on the short term should be well-positioned for outperformance over time.

WCM Commentary

General Market Overview:

While global markets finished higher at the end of the period, the path to that result was eventful. Markets started strong at the beginning of the period, only to retreat sharply in May, and then reverse upward in June. The concerns were the usual suspects: interest rates, macroeconomics, and trade. Equity outflows jumped as the quarter ended. This stresses the importance of the old adage: “it is time in the market, not timing the market”. We still see examples of intelligent, well-reasoned investors getting rattled and reacting to the concern du jour, believing they can successfully trade around it. For example, central bank cadence shifted from expectations for a 25 basis point rate hike to rate cuts, with as much as a 50 basis point rate cut hoped for by the end of the period. We believe that predicting rates is unknowable and is expiring knowledge. During the period, the best performing factor was momentum, in all geographies. Momentum ideas are especially popular in an environment where growth is hard to find, like it is today. The concern about momentum is that investors pile into high momentum stocks, sometimes without supporting fundamentals. This can be called the “fear of missing out” effect. We consider secular growth ideas to be the key cohort to long term portfolio upside. But we also take what the market gives us. Here, the market is rewarding secular growth and is not in our view giving us many opportunities to add to it.

2019 Performance for the 6-month period ending June 30, 2019:

The portion of the International Fund managed by WCM (the “Portfolio”) significantly outperformed the MSCI All-Country World Ex U.S.A. Growth Index - Net Dividends (the “benchmark”) during the first six months of 2019, returning 25.1%, gross of fees, while the benchmark returned 17.2%. Most of our outperformance can be attributed to stock selection. Stock selection was the strongest in the Financials (AIA Group Limited, HDFC Bank Limited Sponsored ADR, Chubb Limited), Consumer Discretionary (Adidas AG, LVMH Moet Hennessy Louis

Vuitton SE, Dollarama Inc.) and Industrials (Canadian Pacific Railway Limited, Experian PLC, Atlas Copco AB Class A) sectors. Energy (Core Laboratories NV) was the worst performing sector relative to the benchmark, followed by Real Estate (no exposure) and Utilities (no exposure).

From a sector allocation perspective, our overweight to Technology and Consumer Discretionary and our underweight to Energy contributed positively to performance. Our underweight to Financials, Communication Services and Materials detracted from performance.

2019 Remaining Year Outlook:

While we are pleased with our returns, it is good to remember that this period was a bit more atypical given the performance dispersion of value and growth stocks. In other words, we don’t expect this kind of backdrop to continue uninterrupted. We are a bit puzzled that our cupboard of cyclical growth ideas is a little bare right now given the weakness in value stocks, but our research team continues to search for interesting global growth opportunities.

Fund Expense Example

(unaudited)

As a shareholder of the Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”), you incur costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2019.

Actual Expenses

The first section of the table on the following page provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period January 1, 2019 through June 30, 2019” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

Actual returns	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period January 1, 2019 through June 30, 2019*
Core Equity Fund	$1,000.00	$1,170.20	$1.88
Small Companies Fund	$1,000.00	$1,163.80	$5.26
Tax-Exempt Bond Fund	$1,000.00	$1,051.60	$1.63
International Fund	$1,000.00	$1,163.40	$3.65

Hypothetical 5% return (before expenses)
Core Equity Fund	$1,000.00	$1,023.06	$1.76
Small Companies Fund	$1,000.00	$1,019.93	$4.91
Tax-Exempt Bond Fund	$1,000.00	$1,023.21	$1.61
International Fund	$1,000.00	$1,021.42	$3.41

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The annualized expense ratios (reflecting voluntary fee waivers in effect during the period) are as follows:

Core Equity Fund	0.35%
Small Companies Fund	0.98%
Tax-Exempt Bond Fund	0.32%
International Fund	0.68%

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-PORT. Shareholders may request portfolio holdings information free of charge by calling the Transfer Agent toll free at 1- 855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clear-water Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Clearwater Investment Trust

Financial Statements

For the Six Months Ended June 30, 2019 (Unaudited)

Table of Contents

Financial Statements:
1	Statements of Assets and Liabilities
2	Statements of Operations
3	Statements of Changes in Net Assets
4	Financial Highlights
8	Notes to Financial Statements
28	Schedules of Investments
28	Core Equity Fund
40	Small Companies Fund
48	Tax-Exempt Bond Fund
63	International Fund

CLEARWATER INVESTMENT TRUST
Statements of Assets and Liabilities
June 30, 2019 (unaudited)

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (including securities on loan of: $0, $8,957,844, $0 and $5,659,580, respectively); (identified cost: $265,867,393, $331,648,389, $513,691,870 and $446,372,333, respectively)	$507,460,771	356,276,671	540,640,297	615,018,443
Foreign currencies, at value (cost: $0, $0, $0 and $629,405, respectively)	-	-	-	629,866
Cash (restricted: $0, $0, $281,880 and $0, respectively)	644	-	3,608,444	66
Receivable for securities sold	-	599,967	862,160	319,341
Receivable for variation margin on futures contracts	-	-	5,750	-
Receivable for shares of beneficial interest sold	169,000	-	107,000	-
Accrued dividend and interest receivable	507,969	383,640	5,450,085	1,395,921
Foreign tax reclaim receivable	3,498	-	-	1,165,243
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	38,285
Total assets	508,141,882	357,260,278	550,673,736	618,567,165
Liabilities
Payables for investment securities purchased	-	2,196,992	3,135,584	962,644
Payable for fund shares redeemed	-	30,500	-	-
Accrued investment advisory fee	438,871	833,691	431,752	1,007,999
Payable for dividend distribution	-	-	303,713	-
Payable for variation margin on futures contracts	-	-	3,375	-
Payable upon return of securities loaned	-	9,158,405	-	7,027,654
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	29,970
Deferred foreign capital gains taxes payable	-	-	-	34,476
Short-term financing	761,296	-	-	-
Total liabilities	1,200,167	12,219,588	3,874,424	9,062,743
Net assets	$506,941,715	345,040,690	546,799,312	609,504,422
Capital
Capital Stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 11,428,347, 19,900,020, 54,122,001 and 37,204,343 shares, respectively)	$257,813,370	319,966,057	521,549,514	432,295,131
Distributable earnings	249,128,345	25,074,633	25,249,798	177,209,291
Net assets	$506,941,715	345,040,690	546,799,312	609,504,422
Net asset value per share of outstanding capital stock	$44.36	17.34	10.10	16.38

See accompanying notes to financial statements.

 1

CLEARWATER INVESTMENT TRUST
Statements of Operations
for the six months ended June 30, 2019 (unaudited)

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $5,700, $3,380, $0 and $890,522, respectively)	$4,768,135	2,568,991	671,725	9,969,669
Interest	2,360	-	11,495,562	-
Net income from securities loaned	-	4,244	-	74,073
Total income	4,770,495	2,573,235	12,167,287	10,043,742
Expenses:
Investment advisory fee	2,220,214	2,272,380	1,596,582	2,861,027
Voluntary fee reduction	(1,356,800)	(622,801)	(745,067)	(915,525)
Other expenses	185	-	-	185
Total net expenses	863,599	1,649,579	851,515	1,945,687
Net investment income	3,906,896	923,656	11,315,772	8,098,055
Net realized gain (loss) on:
Security transactions	24,505,191	930,505	538,201	5,145,877
Forward foreign currency exchange contracts	-	-	-	(53,373)
Foreign currency transactions	(6)	-	-	(6,854)
Futures contracts	-	-	(2,868,464)	-
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions (net of increase (decrease) in deferred foreign taxes of $0, $0, $0 and $(34,476), respectively)	48,276,762	48,224,371	16,902,084	72,114,920
Forward foreign currency exchange contracts	-	-	-	52,930
Futures contracts	-	-	1,334,378	-
Translation of other assets and liabilities denominated in foreign currencies	13	-	-	565
Net gain (loss) on investments	72,781,960	49,154,876	15,906,199	77,254,065
Net increase (decrease) in net assets resulting from operations	$76,688,856	50,078,532	27,221,971	85,352,120

See accompanying notes to financial statements.

 2

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets
for the six months ended June 30, 2019 (unaudited) and the year ended December 31, 2018

	Core Equity Fund		Small Companies Fund
	06/30/2019	12/31/2018	06/30/2019	12/31/2018
Operations:
Net investment income	$3,906,896	7,754,414	923,656	1,227,135
Net realized gain	24,505,185	54,663,683	930,505	24,516,139
Net increase (decrease) in unrealized appreciation/depreciation	48,276,775	(94,000,932)	48,224,371	(69,388,527)
Net increase (decrease) in net assets resulting from operations	76,688,856	(31,582,835)	50,078,532	(43,645,253)
Distributions to shareholders	-	(28,188,556)	-	(31,837,966)
Capital share transactions:
Proceeds from shares sold	26,326,254	52,599,700	3,015,200	3,357,200
Reinvestment of distributions from net investment income and net realized gain	-	28,187,392	-	31,837,966
Payments for shares redeemed	(52,947,301)	(102,533,603)	(13,973,931)	(23,511,008)
Net increase (decrease) in net assets from capital share transactions	(26,621,047)	(21,746,511)	(10,958,731)	11,684,158
Total increase (decrease) in net assets	50,067,809	(81,517,902)	39,119,801	(63,799,061)
Net assets:
At the beginning of the year	456,873,906	538,391,808	305,920,889	369,719,950
At the end of the year	$506,941,715	456,873,906	345,040,690	305,920,889

	Tax-Exempt Bond Fund		International Fund
	06/30/2019	12/31/2018	06/30/2019	12/31/2018
Operations:
Net investment income	$11,315,772	22,454,249	8,098,055	10,808,402
Net realized gain (loss)	(2,330,263)	3,454,386	5,085,650	12,136,620
Net increase (decrease) in unrealized appreciation/depreciation	18,236,462	(17,587,001)	72,168,415	(108,837,773)
Net increase (decrease) in net assets resulting from operations	27,221,971	8,321,634	85,352,120	(85,892,751)
Distributions to shareholders	(11,971,958)	(29,103,950)	-	(26,624,900)
Capital share transactions:
Proceeds from shares sold	10,997,500	21,685,452	21,022,200	7,693,600
Reinvestment of distributions from net investment income and net realized gain	11,916,224	29,094,769	-	26,624,900
Payments for shares redeemed	(20,849,419)	(25,668,816)	(21,578,356)	(21,734,393)
Net increase (decrease) in net assets from capital share transactions	2,064,305	25,111,405	(556,156)	12,584,107
Total increase (decrease) in net assets	17,314,318	4,329,089	84,795,964	(99,933,544)
Net assets:
At the beginning of the year	529,484,994	525,155,905	524,708,458	624,642,002
At the end of the year	$546,799,312	529,484,994	609,504,422	524,708,458

See accompanying notes to financial statements.

 3

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30,	Year ended December 31,
Core Equity Fund	2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$37.97	43.21	37.43	35.57	39.41	37.77
Income (loss) from investment operations:
Net investment income	0.35	0.68	0.64	0.65	0.64	0.60
Net realized and unrealized gains (losses)	6.04	(3.46)	8.03	3.27	(0.96)	2.91
Total from investment operations	6.39	(2.78)	8.67	3.92	(0.32)	3.51
Less distributions to shareholders from:
Net investment income	-	(0.67)	(0.65)	(0.49)	(0.60)	(0.63)
Net realized gain	-	(1.79)	(2.24)	(1.57)	(2.92)	(1.24)
Total distributions to shareholders:	-	(2.46)	(2.89)	(2.06)	(3.52)	(1.87)
Net asset value, end of period	$44.36	37.97	43.21	37.43	35.57	39.41
Total return (a)	17.02%	(6.61)%	23.26%	10.98%	(0.71)%	9.23%
Net assets, end of period (000s omitted)	$506,942	456,874	538,392	466,482	492,418	541,017
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h)	0.35%	0.38%	0.39%	0.43%	0.42%	0.50%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h)	1.58%	1.47%	1.51%	1.63%	1.52%	1.50%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h)	1.03%	0.95%	1.00%	1.16%	1.02%	1.10%
Portfolio turnover rate (excluding short-term securities)	15.03%	34.64%	31.13%	44.11%	94.07%	13.54%

(a)	Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Annualized for periods less than one year.

(d)	Effective December 12, 2018 the investment advisory fee, net of voluntary waivers, decreased to 0.35%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.55%.

(e)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.38%. Also effective September 22, 2017, the Adviser decreased the voluntary waiver to 0.52%.

(f)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.37%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.53%.

(g)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.44%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.46%.

(h)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers,decreased to 0.40%. Also effective March 16, 2015, the Adviser increased the voluntary waiver to 0.50%.

See accompanying notes to financial statements.

 4

CLEARWATER INVESTMENT TRUST

 Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30,	Year ended December 31,
Small Companies Fund	2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.90	18.92	19.79	17.18	20.30	22.35
Income (loss) from investment operations:
Net investment income	0.98	0.07	0.02	0.07	0.07	0.05
Net realized and unrealized gains (losses)	1.46	(2.37)	2.58	3.30	(0.90)	1.10
Total from investment operations	2.44	(2.30)	2.60	3.37	(0.83)	1.15
Less distributions to shareholders from:
Net investment income	-	(0.07)	(0.03)	(0.05)	(0.06)	(0.04)
Net realized gain	-	(1.65)	(3.44)	(0.71)	(2.23)	(3.16)
Total distributions to shareholders:	-	(1.72)	(3.47)	(0.76)	(2.29)	(3.20)
Net asset value, end of period	$17.34	14.90	18.92	19.79	17.18	20.30
Total return (a)	16.38%	(12.49)%	13.46%	19.67%	(3.96)%	5.03%
Net assets, end of period (000s omitted)	$345,041	305,921	369,720	343,393	299,380	333,888
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h)	0.98%	1.03%	0.99%	1.02%	0.97%	0.94%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h)	0.55%	0.33%	0.11%	0.28%	0.22%	0.24%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h)	0.18%	0.01%	(0.25)%	(0.05)%	(0.16)%	(0.17)%
Portfolio turnover rate (excluding short-term securities)	30.80%	63.08%	113.85%	78.82%	58.71%	55.51%

(a)	Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Annualized for periods less than one year.

(d)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.98%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.37%.

(e)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2017, the Adviser decreased the voluntary waiver to 0.32%.

(f)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.96%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.39%.

(g)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.32%.

(h)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.98%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.37%.

See accompanying notes to financial statements.

5	(Continued)

CLEARWATER INVESTMENT TRUST

 Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30,	Year ended December 31,
Tax-Exempt Bond Fund	2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.82	10.21	9.93	10.16	10.16	9.23
Income (loss) from investment operations:
Net investment income	0.17	0.42	0.45	0.46	0.42	0.44
Net realized and unrealized gains (losses)	(0.07)	(0.26)	0.38	(0.23)	0.04	0.95
Total from investment operations	0.10	0.16	0.83	0.23	0.46	1.39
Less distributions to shareholders from:
Net investment income	0.18	(0.45)	(0.49)	(0.44)	(0.42)	(0.44)
Net realized gain	-	(0.10)	(0.06)	(0.02)	(0.04)	(0.02)
Total distributions to shareholders:	0.18	(0.55)	(0.55)	(0.46)	(0.46)	(0.46)
Net asset value, end of period	$10.10	9.82	10.21	9.93	10.16	10.16
Total return (a)	5.16%	1.59%	8.54%	2.28%	4.73%	15.29%
Net assets, end of period (000s omitted)	$546,799	529,485	525,156	484,856	512,773	507,982
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e)	0.32%	0.34%	0.34%	0.34%	0.34%	0.33%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e)	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e)	4.25%	4.22%	4.35%	4.54%	4.23%	4.48%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e)	3.97%	3.96%	4.09%	4.28%	3.97%	4.21%
Portfolio turnover rate (excluding short-term securities)	5.64%	11.36%	13.28%	13.48%	18.93%	22.25%

(a)	Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Annualized for periods less than one year.

(d)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.32%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.28%.

(e)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.34%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.26%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST

 Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30,	Year ended December 31,
International Fund	2019 (Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$14.08	17.23	14.04	14.02	14.41	15.76
Income (loss) from investment operations:
Net investment income	0.22	0.30	0.27	0.27	0.28	0.35
Net realized and unrealized gains (losses)	2.08	(2.70)	3.44	0.02	(0.31)	(1.08)
Total from investment operations	2.30	(2.40)	3.71	0.29	(0.03)	(0.73)
Less distributions to shareholders from:
Net investment income	-	(0.29)	(0.30)	(0.27)	(0.28)	(0.36)
Net realized gain	-	(0.46)	(0.22)	- (a)	(0.08)	(0.26)
Total distributions to shareholders:	-	(0.75)	(0.52)	(0.27)	(0.36)	(0.62)
Net asset value, end of period	$16.38	14.08	17.23	14.04	14.02	14.41
Total return (b)	16.34%	(14.01)%	26.54%	2.09%	(0.15)%	(4.70)%
Net assets, end of period (000s omitted)	$609,504	524,708	624,642	508,999	491,184	481,943
Ratio of expenses, net of waivers, to average net assets (c), (d), (e), (f), (g), (h)	0.68%	0.68%	0.67%	0.70%	0.69%	0.67%
Ratio of expenses, before waivers, to average net assets (c), (d), (e), (f), (g), (h)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss), net of waivers, to average net assets (d), (e), (f), (g), (h)	2.83%	1.79%	1.67%	1.90%	1.87%	2.22%
Ratio of net investment income (loss), before waivers, to average net assets (d), (e), (f), (g), (h)	2.51%	1.47%	1.34%	1.60%	1.56%	1.89%
Portfolio turnover rate (excluding short-term securities)	12.11%	19.57%	36.17%	37.21%	18.49%	15.33%

(a)	Per share amounts from distributions paid from net realized gain were less than $0.01 per share.

(b)	Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Annualized for periods less than one year.

(e)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.68%. Also effective September 22, 2017, the Adviser decreased the voluntary waiver to 0.32%.

(f)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.65%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.35%.

(g)	Effective March 16, 2016, the investment advisory fee, net of voluntary waivers, increased to 0.70%. Also effective March 16, 2016, the Adviser decreased the voluntary waiver to 0.30%.

(h)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.69%. Also effective March 16, 2015, the Adviser decreased the voluntary waiver to 0.31%.

See accompanying notes to financial statements.

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund, the “Funds”). Clearwater Management Co., Inc. (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.

Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates, LLC (“Parametric”), AQR Capital Management (“AQR”), and O’Shaughnessy Asset Management (“OSAM”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest capitalization company included in the Russell 2000® Index at the time of purchase. The equity securities the Fund invests in consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”), Cooke & Bieler, L.P. (“Cooke & Bieler”), and Pzena Investment Management, LLC (“Pzena”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisors II, LLC (“Sit”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds, and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts or options in futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), WCM Investment Management, LLC (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 40% of the Fund’s assets will be allocated to Parametric, and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

(2)	Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the NAV, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

(c)	Futures Contracts

The International Fund invests in long or short financial futures contracts for hedging purposes or to gain exposure to the equity market. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The International Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various securities and securities indices. The International Fund bears the market risk arising from changes in the value of these financial instruments. At the time the International Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts within Net increase (decrease) in unrealized appreciation/depreciation on futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(d)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within Net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations. Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(e)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(f)	Master Limited Partnerships

The International Fund invests in Master Limited Partnerships (“MLPs”). The benefits derived from the Fund’s investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

(g)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(h)	Short-Term Investments

The Core Equity, Small Companies, Tax-Exempt Bond, and International Funds currently invest in the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises.

(i)	Recoverable Taxes

The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclaims. All reclaims are paid directly to the applicable Funds.

(j)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2015, 2016, 2017 and 2018 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) were recorded by the Funds. The Trust has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax character of distributions by the Funds during the years ended December 31, 2018 and 2017 was as follows:

	Tax-Exempt		Ordinary Income*
	2018	2017	2018	2017
Core Equity Fund	$—	$—	$7,833,537	$7,688,471
Small Companies Fund	—	—	13,643,176	8,674,016
Tax-Exempt Bond Fund	23,513,734	24,359,964	2,426,996	1,189,281
International Fund	—	—	10,507,300	10,724,142

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

	Long-Term Capital Gains**
	2018	2017
Core Equity Fund	$20,355,019	$26,497,925
Small Companies Fund	18,194,790	49,069,167
Tax-Exempt Bond Fund	3,154,039	2,113,229
International Fund	16,117,600	7,930,041

* In addition to the ordinary income distributions, during 2018 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income in the following amounts:

Core Equity Fund	$199,375
International Fund	$116,598

** In addition to the long-term capital gain distributions, during 2018 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains in the following amounts:

Core Equity Fund	$1,594,736
Small Companies	$816,626
International Fund	$603,033

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$3,939,223	$991,853	$—	$8,452,390
Undistributed tax-exempt income	—	—	538,829	—
Undistributed capital gain	4,071,767	637,802	—	4,019,766
Accumulated capital losses and other	—	—	(4,078,892)	—
Unrealized appreciation	241,117,355	23,444,978	28,789,861	164,737,135
Total	$249,128,345	$25,074,633	$25,249,798	$177,209,291

Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. At December 31, 2018, the Funds utilized equalization accounting whereby a portion of redemption payments were treated as distributions. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At June 30, 2019, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed (overdistributed) net investment income	$118	$68,197	$(6,676)	$(52,742)
Accumulated net realized gain (loss)	(20,681,059)	(68,197)	6,676	52,742
Additional paid-in capital	20,680,941	—	—	—

(k)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders. During the year ended December 31, 2018, the Core Equity, Small Companies and International Funds utilized equalization accounting with respect to distributions to shareholders, in order to keep remaining shareholders’ interest in undistributed income from being affected.

(l)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(m)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

•	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

•	Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of June 30, 2019.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$504,969,571	$—	$—	$504,969,571
Short-Term Investments	2,491,200	—	—	2,491,200
Total	$507,460,771	$—	$—	$507,460,771

(a) For the Core Equity Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above.

	Small Companies Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$328,003,056	$—	$—	$328,003,056
Convertible Bonds	—	252,502	—	252,502
Convertible Preferred Stocks	59,009	100,100	—	159,109
Investment Companies	1,694,172	—	—	1,694,172
Master Limited Partnerships	361,452	—	—	361,452
Preferred Stocks	3,867,521	—	—	3,867,521
Short-Term Investments	21,938,859	—	—	21,938,859
Total	$355,924,069	$352,602	$—	$356,276,671

(b) For the Small Companies Fund, the investment value is comprised of equity securities, convertible bonds, investment companies, master limited partnerships and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the

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CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$27,482,641	$—	$—	$27,482,641
Municipal Bonds
Airports	—	2,772,735	—	2,772,735
Development	—	40,593,318	—	40,593,318
Education	—	38,840,661	—	38,840,661
Facilities	—	2,911,070	—	2,911,070
General	—	46,393,248	—	46,393,248
General Obligations	—	20,397,278	—	20,397,278
Higher Education	—	17,255,765	—	17,255,765
Housing	—	23,890,356	—	23,890,356
Medical	—	27,991,758	—	27,991,758
Mello-Roos	—	696,102	—	696,102
Multifamily Housing	—	41,683,466	—	41,683,466
Nursing Home	—	71,724,244	—	71,724,244
Power	—	3,897,504	—	3,897,504
School District	—	34,868,769	—	34,868,769
Single Family Housing	—	105,675,517	—	105,675,517
Student Loan	—	739,214	—	739,214
Tobacco Settlement	—	1,457,060	—	1,457,060
Transportation	—	7,414,893	—	7,414,893
Water	—	7,244,176	—	7,244,176
Short-Term Investments	16,710,522	—	—	16,710,522
Total	$44,193,163	$496,447,134	$—	$540,640,297

(c) For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value

17	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.

Tax-Exempt Bond Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Futures Contracts	$(621,074)	$—	$—	$(621,074)
Net Other Financial Instruments	$(621,074)	$—	$—	$(621,074)

The futures contracts outstanding at June 30, 2019 are considered Level 1 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Futures contracts are shown on a gross basis in the above table, but the net increase/(decrease) in unrealized appreciation/(depreciation) on futures contracts is shown on the Statements of Operations.

	International Fund (d)
	Level 1	Level 2	Level 3		Total
Common Stocks	$577,741,964	$—	$	—*	$577,741,964
Preferred Stocks	5,678,419	—		—	5,678,419
Rights	29,514	—		—	29,514
Investment Companies	2,135,280	—		—	2,135,280
Warrants	160,736	—		—	160,736
Short-Term Investments	29,272,530	—		—	29,272,530
Total	$615,018,443	$—		$—	$615,018,443

* Security has been deemed worthless and is a Level 3 investment.

(d) For the International Fund, the investment value is comprised of equity securities, rights, investment companies and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Shares of open end investment companies are valued at their daily net asset value.

There were no significant Level 3 valuations at June 30, 2019.

International Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward foreign currency exchange contracts	$—	$38,285	$—	$38,285
Liabilities
Forward foreign currency exchange contracts	—	(29,970)	—	(29,970)
Net Other Financial Instruments	$—	$8,315	$—	$8,315

18	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

The forward foreign currency exchange contracts outstanding at June 30, 2019 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the period ended June 30, 2019, were as follows:

	Purchases	Sales
Core Equity Fund	$73,767,852	$94,668,104
Small Companies Fund	99,547,316	108,655,399
Tax-Exempt Bond Fund	28,021,611	39,997,947
International Fund	67,312,458	67,139,797

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in PFICs.

At June 30, 2019, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Funds	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Core Equity Fund	243,933,710	(2,816,355)	241,117,355	266,343,416
Small Companies Fund	46,821,354	(23,376,378)	23,444,976	332,831,695
Tax-Exempt Bond Fund	34,733,277	(5,943,416)	28,789,861	511,850,437
International Fund	189,854,244	(25,090,114)	164,764,130	450,254,313

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

(5)	Capital Share Transactions

Transactions in capital shares for the six months ended June 30, 2019 and the fiscal year ended December 31, 2018 were as follows:

	Core Equity Fund		Small Companies Fund
	2019	2018	2019	2018
Sold	617,221	1,199,527	179,819	187,783
Issued for reinvestment of distributions	—	718,516	—	2,068,744
Redeemed	(1,221,168)	(2,345,677)	(816,315)	(1,257,751)
Net Increase (decrease)	(603,947)	(427,634)	(636,496)	998,776

	Tax-Exempt Bond Fund		International Fund
	2019	2018	2019	2018
Sold	1,102,667	2,150,381	1,345,909	487,916
Issued for reinvestment of distributions	1,194,918	2,915,620	—	1,865,795
Redeemed	(2,093,984)	(2,565,535)	(1,402,566)	(1,354,485)
Net Increase (decrease)	203,601	2,500,466	(56,657)	999,226

(6)	Capital Loss Carryforward

For the period subsequent to October 31, 2018 through the fiscal year ended December 31, 2018, the following funds incurred capital losses and/or late year losses which the Funds intend to treat as having been incurred in the following fiscal year.

	Short-Term	Long-Term	Late-year Gain/Loss	Total
Small Companies Fund	$208,244	$—	$—	$208,244
Tax-Exempt Bond Fund	1,113,974	1,671,900	—	2,785,874
International Fund	1,799,449	—	353,719	2,153,168

At June 30, 2019, one Fund had the following short term capital loss carry-forwards and long term capital loss carry forwards available to offset future net capital gains which do not expire. Future utilization of the capital loss carry-forward, may be limited.

	Short-Term	Long-Term	Late-year Gain/Loss	Total
Tax-Exempt Bond Fund	$1,602,751	$2,172,331	$—	$3,775,082

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. For the period ending June 30, 2019, voluntary waivers on management fees were as follows:

Management Fees Voluntary Waivers %
Core Equity Fund	(0.55)
Small Companies Fund	(0.37)
Tax-Exempt Bond Fund	(0.28)
International Fund	(0.32)

The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. Effective September 22, 2017, the net management fee actually paid for the International Fund due to the Adviser’s modification of the voluntary waiver for the Fund was 0.68%. Effective December 12, 2018, the net management fees actually paid for the Core Equity Fund, the Small Companies Fund and the Tax-Exempt Bond Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.35%, 0.98% and 0.32%, respectively. The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser. For each subadviser, the fee schedule is detailed according to the following schedule:

The subadvisory fee for the Core Equity Fund, payable to Parametric and OSAM is equal to an annual rate of 0.15% and 0.35% of the portions of net assets managed, respectively.

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

The subadvisory fee for the Core Equity Fund, payable to AQR for its portion of net assets managed is based on the following annual rates:

AQR
First $100 million	0.25%
Next $100 million	0.23%
Next $100 million	0.21%
All assets in excess of $300 million	0.20%

The subadvisory fee for the Small Companies Fund, payable to KCM for its portion of net assets managed is based on the following annual rates:

Clearwater Small Cap Core Net Assets	Percent
Up to and including $50 Million	0.75%
Next $50 million	0.70%
Over $100 Million	0.60%

Clearwater Micro Cap Core Assets Percent	Net Assets
0.80%	All Assets

The subadvisory fee for the Small Companies Fund, payable to Cooke & Bieler for its portion of net assets managed is based on the following annual rates:

Cooke & Bieler
First $15 million	1.00%
Next $20 million	0.765%
Next $25 million	0.7225%
All assets in excess of $60 million	0.68%

The subadvisory fee for the Small Companies Fund, payable to Pzena for its portion of net assets managed is 1.00%.

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

The subadvisory fee for the Tax-Exempt Bond Fund, payable to Sit for Sit’s portion of net assets managed is based on the following annual rates:

Sit
Up to and including $20 Million	0.40%
Next $30 Million	0.30%
Next $25 Million	0.25%
Next $175 Million	0.20%
Over $250 Million	0.18%

The subadvisory fee for the International Fund, payable to Parametric and WCM, is equal to an annual rate of 0.15% and 0.80% of the portions of net assets managed, respectively.

The subadvisory fee for the International Fund, payable to Artisan Partners and Templeton for each of their respective portions of net assets managed is based on the following annual rates:

Artisan Partners
First $50 million	0.80%
Next $50 million	0.60%
All assets in excess of $100 million	0.50%

Templeton
First $25 million	0.95%
Next $25 million	0.85%
Next $50 million	0.75%
Next $150 million	0.65%
Next $250 million	0.55%
Over $500 million	0.50%

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

(8)	Derivative Instruments

Information concerning the types of derivatives in which the Tax-Exempt Bond Fund and International Fund invest, the objectives for using them and their related risks can be found in Note 2 (c) and (d). Below are the types of derivatives held in the Tax-Exempt Bond Fund and International Fund by location as presented in the Statements of Assets and Liabilities as of June 30, 2019, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The futures contracts and forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.

	ASSETS			LIABILITIES

Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value		Counterparty
Tax-Exempt Bond Fund	Futures contract	Net unrealized appreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$621,074	*	Northern Trust
International Fund	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$38,285	Unrealized depreciation on forward foreign currency exchange contracts	$29,970		Northern Trust

* Represents cumulative appreciation/depreciation on futures contracts as in the Schedules of Investments. Only the variation margin receivable/payable is reported within the Statement of Assets and Liabilities for futures contracts.

The following tables set forth by primary risk exposure the Tax-Exempt Bond Fund’s and International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on futures contracts and forward foreign currency exchange contracts for the six months ended June 30, 2019:

Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Locations	Value
Tax-Exempt Bond Fund	Futures contracts	Net realized gain (loss) on futures contracts	$(2,868,464)		Futures contracts	Net increase (decrease) in unrealized appreciation/ depreciation on futures contracts	$1,334,378
International Fund	Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$(53,373)		Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$52,930

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

Derivative transactions are measured in terms of the notional amount. The following table presents, for the Tax-Exempt Bond Fund and International Fund, the number of transactions and weighted average notional amounts of forward foreign currency exchange contracts, which is indicative of the volume of derivative activity, for the six months ended June 30, 2019.

Tax-Exempt Bond Fund
Future Contracts
Number of Transactions	Weighted Average Notional Amount
1,335	$68,996,928

International Fund
Forward Foreign Currency
Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
11	$6,785,589

(9)	Short-term Financing

ReFlow Fund, LLC (“ReFlow”) provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases for a fee. The Fund then generally redeems those shares when it experiences net sales. The shares may be redeemed in-kind in accordance with the Fund’s redemption in-kind policies. The Fund is generally required to redeem the shares purchased by ReFlow within 30 days (15 days if redeemed in-kind). As such, the proceeds received from ReFlow’s purchase of fund shares is treated as a liability on the statement of assets and liabilities. The fee paid on outstanding shares owned by ReFlow is based on an auction starting at a minimum bid of 0.20% and is paid by the Adviser under the unified advisory fee agreement. As of June 30, 2019, the Fund’s ReFlow account had a balance of $761,296.

Average Amount Outstanding for Days in Use
Core Equity Fund	$529,063

(10)	Portfolio Securities Loaned

The Clearwater Small Companies Fund and the Clearwater International Fund participate in a securities lending program and have loaned portions of their investment portfolios at June 30, 2019. Under the program, the Funds loan securities to borrowers who post collateral for those loaned securities. The Securities Finance Trust Company serves as the Funds’ securities lending agent (the lending agent) who operates and maintains the securities lending program. The loans are governed by a securities lending agreement between the lending agent, acting on behalf of

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

the Funds, and each borrowing counterparty. The fair value of securities on loan as of June 30, 2019 is recognized within investments in securities, at fair value, on the Funds’ Statements of Assets and Liabilities.

Each borrower receives a negotiated interest rate, which is generally referred to as the rebate rate, on the cash that it delivers to the Funds as collateral for the securities loaned and agrees to pay a negotiated rate with respect to the loaned securities. The amount of these rates for each securities lending transaction may differ depending on several factors, including the demand for the security, tax considerations and the credit quality of the borrower. A net payment is generally made by the borrower with respect to these rates upon termination of the loan (the Net Rate). The value of the securities loan will be marked-to-market daily, and the borrower will be required to provide additional collateral if the posted amount falls below certain negotiated levels, and the lending agent (on behalf of the Funds) will be required to return collateral to the borrower if the amount of collateral posted is greater than such negotiated levels.

During the reporting period, the cash collateral received from borrowers related to the Funds’ securities lending activities was invested in the Fidelity Investments Money Market Government Portfolio and the daily residual was swept into the Northern Institutional Fund-U.S Government Select Portfolio. The short-term investments purchased with the cash collateral in the amount of $9,158,405 and $7,027,654 are included in Investment in Securities on the Statement of Assets and Liabilities of the Clearwater Small Companies Fund and the Clearwater International Fund, respectively.

The Funds provide compensation to the lending agent in connection with operating and maintaining the securities lending program. The lending agent is compensated in an amount of 15% of gross revenues for the 12 month period commencing as of implementation date. The fee will then be increased to 20% for the first $1 million of gross revenues and 15% of any gross revenues in excess of $ 1 million. The revenues derived from the securities lending activities of the Funds depend on many factors, including the value of the securities available to be loaned, the demand for the securities available to be loaned, the actual percentage of the Fund’s securities that are on loan (the utilization rate), the amount earned from the investment of any collateral and the amount of the fees or profit retained by the lending agent. All compensation, costs and expenses associated with the securities lending program are considered transaction charges that are borne by the Funds and are not an obligation of the Manager under the securities lending agency agreement. These transaction charges are netted with the income from securities lending and included in net income from securities loaned on the accompanying Statement of Operations.

The Funds’ securities lending program involves certain risks, including counterparty or borrower risk, collateral investment risk, replacement risk, operational, legal, tax and accounting risks. In the event the borrower does not meet its contractual obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)
June 30, 2019

The following is information on the securities lending activities by the lending agent for the Funds as of June 30, 2019:

	Gross Amounts of Securities Loaned in Statement of Assets, Liabilities	% of Net Assets	Cash Collateral Received
Small Companies Fund	$8,957,844	1.02%	$9,158,405
International Fund	5,659,580	1.24	7,027,654

At June 30, 2019, there were no offsetting of securities and they are presented on a gross basis.

27	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
18,873	ACTIVISION BLIZZARD, INC.	$289,106	890,806
6,317	ALPHABET, INC., CLASS A(b)	2,636,989	6,840,048
4,679	ALPHABET, INC., CLASS C(b)	1,801,776	5,057,578
17,181	AMC NETWORKS, INC., CLASS A(b)	1,032,433	936,193
73,716	AT&T, INC.	1,280,506	2,470,223
300	CABLE ONE, INC.	113,966	351,297
1,900	CARS.COM, INC.(b)	14,708	37,468
2,214	CENTURYLINK, INC.	32,921	26,037
1,929	CHARTER COMMUNICATIONS, INC., CLASS A(b)	79,053	762,302
100	CLEAR CHANNEL OUTDOOR HOLDINGS, INC.(b)	101	472
79,256	COMCAST CORP., CLASS A	1,393,118	3,350,944
1,000	DISCOVERY, INC., CLASS A(b)	28,210	30,700
2,939	DISH NETWORK CORP., CLASS A(b)	116,148	112,887
11,266	ELECTRONIC ARTS, INC.(b)	280,102	1,140,795
30,240	FACEBOOK, INC., CLASS A(b)	1,594,219	5,836,320
2,257	FOX CORP., CLASS A	93,778	82,696
1,360	GCI LIBERTY, INC., CLASS A(b)	51,149	83,586
1,972	IAC/INTERACTIVECORP(b)	156,820	428,969
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	352,404
5,832	LIBERTY GLOBAL PLC, CLASS A(b)(c)	42,377	157,406
7,374	LIBERTY GLOBAL PLC, CLASS C(b)(c)	51,974	195,632
1,500	LIONS GATE ENTERTAINMENT CORP., CLASS A	27,387	18,375
1,600	LIVE NATION ENTERTAINMENT, INC.(b)	88,717	106,000
1,100	MATCH GROUP, INC.	31,366	73,997
1,200	NETFLIX, INC.(b)	421,679	440,784
2,375	NEWS CORP., CLASS A	7,170	32,039
27,391	OMNICOM GROUP, INC.	1,946,173	2,244,692
14,300	SIRIUS XM HOLDINGS, INC.	90,452	79,794
9,840	SPRINT CORP.(b)	21,187	64,649
5,700	TEGNA, INC.	26,227	86,355
1,900	TELEPHONE & DATA SYSTEMS, INC.	50,350	57,760
11,308	T-MOBILE U.S., INC.(b)	563,139	838,375
5,675	TRIPADVISOR, INC.(b)	303,974	262,696
34,931	TWDC ENTERPRISES 18 CORP.	1,209,569	4,877,764
8,700	TWITTER, INC.(b)	197,336	303,630
79,188	VERIZON COMMUNICATIONS, INC.	3,698,307	4,524,010
127,267	VIACOM, INC., CLASS B	3,887,605	3,801,465
800	YELP, INC.(b)	26,800	27,344
1,000	ZAYO GROUP HOLDINGS, INC.(b)	26,680	32,910
		23,754,522	47,017,402	9.28%
Consumer Discretionary:
1,800	ADIENT PLC	38,861	43,686
1,500	ADVANCE AUTO PARTS, INC.	53,558	231,210
4,867	AMAZON.COM, INC.(b)	1,444,189	9,216,297
500	APTIV PLC(c)	30,790	40,415
1,100	AUTOLIV, INC.(c)	13,982	77,561
2,539	AUTOZONE, INC.(b)	2,185,068	2,791,554
48,711	BEST BUY CO., INC.	1,665,845	3,396,618
1,400	BIG LOTS, INC.	15,477	40,054
200	BOOKING HOLDINGS, INC.(b)	26,315	374,942
28,006	BORGWARNER, INC.	1,000,054	1,175,692
831	BURLINGTON STORES, INC.(b)	85,265	141,395
8,300	CAESARS ENTERTAINMENT CORP.(b)	66,994	98,106
3,068	CARMAX, INC.(b)	33,093	266,394
4,600	D.R. HORTON, INC.	22,057	198,398
4,874	DARDEN RESTAURANTS, INC.	434,713	593,312
12,863	DICK’S SPORTING GOODS, INC.	402,463	445,446
3,089	DOLLAR GENERAL CORP.	207,226	417,509
5,224	DOLLAR TREE, INC.(b)	52,773	561,005
900	DOMINO’S PIZZA, INC.	90,041	250,452
51,633	EBAY, INC.	1,643,431	2,039,504
3,055	EXPEDIA GROUP, INC.	219,155	406,407
791	FLOOR & DECOR HOLDINGS, INC., CLASS A(b)	22,319	33,143
30,458	FOOT LOCKER, INC.	1,350,478	1,276,799
38,163	FORD MOTOR CO.	164,117	390,408
1,300	FRONTDOOR, INC.(b)	30,172	56,615

See accompanying notes to financial statements.	28	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
1,336	GAMESTOP CORP., CLASS A	$5,383	7,308
5,579	GARMIN LTD.(c)	202,757	445,204
2,018	GARRETT MOTION, INC.(b)(c)	16,668	30,976
6,433	GENERAL MOTORS CO.	211,146	247,863
15,000	GENTEX CORP.	106,860	369,150
4,856	GENUINE PARTS CO.	261,724	502,984
322	GRAHAM HOLDINGS CO., CLASS B	215,889	222,190
578	GRAND CANYON EDUCATION, INC.(b)	68,338	67,638
2,000	HANESBRANDS, INC.	10,095	34,440
400	HASBRO, INC.	10,206	42,272
900	HILTON GRAND VACATIONS, INC.(b)	23,760	28,638
13,767	HOME DEPOT (THE), INC.	1,998,411	2,863,123
27,540	KOHL’S CORP.	1,190,199	1,309,527
971	KONTOOR BRANDS, INC.(b)	5,113	27,207
2,790	L BRANDS, INC.	31,188	72,819
4,011	LAS VEGAS SANDS CORP.	105,390	237,010
2,900	LENNAR CORP., CLASS A	37,613	140,534
58	LENNAR CORP., CLASS B	652	2,234
589	LIBERTY EXPEDIA HOLDINGS, INC., CLASS A(b)	13,315	28,148
1,200	LKQ CORP.(b)	14,970	31,932
400	LOWE’S COS., INC.	34,236	40,364
12,636	LULULEMON ATHLETICA, INC.(b)(c)	1,760,088	2,277,134
3,800	MACY’S, INC.	47,081	81,548
3,038	MARRIOTT INTERNATIONAL, INC., CLASS A	63,603	426,201
294	MARRIOTT VACATIONS WORLDWIDE CORP.	4,103	28,342
10,620	MCDONALD’S CORP.	433,348	2,205,349
7,000	MGM RESORTS INTERNATIONAL	64,629	199,990
600	MOHAWK INDUSTRIES, INC.(b)	26,796	88,482
600	MURPHY USA, INC.(b)	4,392	50,418
5,915	NEWELL BRANDS, INC.	73,613	91,209
24,127	NIKE, INC., CLASS B	782,108	2,025,462
4,300	NORDSTROM, INC.	45,233	136,998
15,508	NORWEGIAN CRUISE LINE HOLDINGS LTD.(b)	879,554	831,694
503	NVR, INC.(b)	1,170,386	1,695,236
2,300	O’REILLY AUTOMOTIVE, INC.(b)	511,946	849,436
800	PENSKE AUTOMOTIVE GROUP, INC.	32,264	37,840
300	POLARIS INDUSTRIES, INC.	23,007	27,369
370	POOL CORP.	34,226	70,670
21,954	PULTEGROUP, INC.	313,334	694,185
1,561	PVH CORP.	109,470	147,733
9,200	QURATE RETAIL, INC.(b)	21,448	113,988
1,500	RALPH LAUREN CORP.	31,320	170,385
4,743	ROSS STORES, INC.	176,855	470,126
3,870	ROYAL CARIBBEAN CRUISES LTD.	82,045	469,083
2,241	SERVICEMASTER GLOBAL HOLDINGS, INC.(b)	119,559	116,734
4,933	SKECHERS U.S.A., INC., CLASS A(b)	162,556	155,340
41,170	STARBUCKS CORP.	1,263,743	3,451,281
5,000	TAPESTRY, INC.	19,161	158,650
1,700	TARGET CORP.	105,311	147,237
1,260	TESLA, INC.(b)	165,777	281,560
1,900	THOR INDUSTRIES, INC.	22,316	111,055
1,400	TIFFANY & CO.	35,210	131,096
20,188	TJX (THE) COS., INC.	86,033	1,067,541
1,466	TOPBUILD CORP.(b)	11,809	121,326
753	ULTA BEAUTY, INC.(b)	117,541	261,208
200	VAIL RESORTS, INC.	42,166	44,636
1,100	VEONEER, INC.(b)(c)	5,428	19,041
6,800	VF CORP.	81,950	593,980
400	VISTEON CORP.(b)	24,116	23,432
600	WAYFAIR, INC., CLASS A(b)	49,325	87,600
2,100	WHIRLPOOL CORP.	89,510	298,956
637	WILLIAMS-SONOMA, INC.	36,201	41,405
1,800	WYNN RESORTS LTD.	52,106	223,182
2,716	YUM CHINA HOLDINGS, INC.(c)	5,770	125,479
16,116	YUM! BRANDS, INC.	1,376,408	1,783,558
		26,425,194	53,747,658	10.60%

See accompanying notes to financial statements.	29	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples:
16,050	ALTRIA GROUP, INC.	$1,001,123	759,967
10,300	ARCHER-DANIELS-MIDLAND CO.	188,618	420,240
7,290	BROWN-FORMAN CORP., CLASS B	57,343	404,085
28,466	CHURCH & DWIGHT CO., INC.	1,479,914	2,079,726
57,881	COCA-COLA (THE) CO.	869,464	2,947,301
1,380	COLGATE-PALMOLIVE CO.	43,344	98,905
31,341	CONAGRA BRANDS, INC.	1,047,535	831,163
6,277	COSTCO WHOLESALE CORP.	226,000	1,658,760
4,680	ESTEE LAUDER (THE) COS., INC., CLASS A	203,878	856,955
12,400	GENERAL MILLS, INC.	277,055	651,248
5,300	HERBALIFE NUTRITION LTD.(b)	36,401	226,628
1,642	HERSHEY (THE) CO.	60,568	220,077
4,800	HORMEL FOODS CORP.	43,206	194,592
1,700	INGREDION, INC.	48,103	140,233
1,300	JM SMUCKER (THE) CO.	60,304	149,747
7,643	KEURIG DR. PEPPER, INC.	–	220,883
3,336	KIMBERLY-CLARK CORP.	278,758	444,622
3,714	KRAFT HEINZ (THE) CO.	26,692	115,283
115,158	KROGER (THE) CO.	2,380,744	2,500,080
633	LAMB WESTON HOLDINGS, INC.	7,452	40,107
700	MCCORMICK & CO., INC. (NON VOTING)	21,613	108,507
4,160	MOLSON COORS BREWING CO., CLASS B	192,976	232,960
6,969	MONDELEZ INTERNATIONAL, INC., CLASS A	94,887	375,629
8,354	MONSTER BEVERAGE CORP.(b)	258,761	533,236
232	NU SKIN ENTERPRISES, INC., CLASS A	8,194	11,442
32,255	PEPSICO, INC.	2,820,673	4,229,598
18,929	PHILIP MORRIS INTERNATIONAL, INC.	554,556	1,486,494
1,600	PILGRIM’S PRIDE CORP.(b)	24,829	40,624
700	POST HOLDINGS, INC.(b)	43,421	72,779
55,929	PROCTER & GAMBLE (THE) CO.	2,551,422	6,132,615
500	SPECTRUM BRANDS HOLDINGS, INC.	24,845	26,885
7,700	SYSCO CORP.	117,906	544,544
34,672	TYSON FOODS, INC., CLASS A	1,798,281	2,799,417
20,914	WALGREENS BOOTS ALLIANCE, INC.	523,669	1,143,368
12,104	WALMART, INC.	905,704	1,337,371
		18,278,239	34,036,071	6.71%
Energy:
5,460	ANADARKO PETROLEUM CORP.	193,761	385,258
1,162	APERGY CORP.(b)	18,689	38,973
43,402	CABOT OIL & GAS CORP.	1,166,001	996,510
31,075	CHEVRON CORP.	1,373,345	3,866,973
500	CIMAREX ENERGY CO.	32,151	29,665
3,600	CNX RESOURCES CORP.(b)	25,763	26,316
2,200	CONCHO RESOURCES, INC.	101,031	226,996
66,289	CONOCOPHILLIPS	3,267,289	4,043,629
450	CONSOL ENERGY, INC.(b)	5,125	11,974
2,000	CONTINENTAL RESOURCES, INC.(b)	20,765	84,180
1,337	DIAMONDBACK ENERGY, INC.	80,335	145,693
9,794	ENBRIDGE, INC.(c)	137,797	353,367
1,400	EOG RESOURCES, INC.	89,752	130,424
4,000	EQT CORP.	72,343	63,240
40,851	EXXON MOBIL CORP.	1,591,403	3,130,412
10,158	HALLIBURTON CO.	138,080	230,993
3,100	HELMERICH & PAYNE, INC.	39,003	156,922
37,590	HOLLYFRONTIER CORP.	2,363,333	1,739,665
7,312	KINDER MORGAN, INC.	58,585	152,674
3,652	MARATHON PETROLEUM CORP.	134,026	204,074
3,000	MURPHY OIL CORP.	39,255	73,950
4,022	NATIONAL OILWELL VARCO, INC.	51,730	89,409
6,000	OCCIDENTAL PETROLEUM CORP.	54,261	301,680
2,000	ONEOK, INC.	19,065	137,620
31,900	PARSLEY ENERGY, INC., CLASS A(b)	509,926	606,419
2,400	PATTERSON-UTI ENERGY, INC.	24,857	27,624
8,722	PHILLIPS 66	458,328	815,856
2,530	PIONEER NATURAL RESOURCES CO.	144,428	389,266
2,600	RANGE RESOURCES CORP.	24,900	18,148
2,500	RPC, INC.	24,681	18,025

See accompanying notes to financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
13,336	SCHLUMBERGER LTD.	$222,256	529,973
1,000	TARGA RESOURCES CORP.	18,740	39,260
17,219	VALERO ENERGY CORP.	752,442	1,474,119
6,100	WPX ENERGY, INC.(b)	60,768	70,211
		13,314,214	20,609,498	4.07%
Financials:
15,982	AFLAC, INC.	520,002	875,973
500	ALLEGHANY CORP.(b)	140,685	340,555
9,753	ALLSTATE (THE) CORP.	296,804	991,783
19,826	ALLY FINANCIAL, INC.	404,611	614,408
3,633	AMERICAN EXPRESS CO.	111,938	448,457
3,400	AMERICAN FINANCIAL GROUP, INC.	210,306	348,398
5,500	AMERICAN INTERNATIONAL GROUP, INC.	129,086	293,040
26,274	AMERIPRISE FINANCIAL, INC.	2,605,145	3,813,934
848	AON PLC(c)	32,575	163,647
31,505	ARCH CAPITAL GROUP LTD.(b)(c)	759,687	1,168,205
2,300	ARTHUR J. GALLAGHER & CO.	80,002	201,457
4,900	ASSURANT, INC.	218,575	521,262
32,332	ASSURED GUARANTY LTD.(c)	1,194,637	1,360,531
1,165	ATHENE HOLDING LTD., CLASS A(b)	51,104	50,165
1,300	AXIS CAPITAL HOLDINGS LTD.(c)	43,361	77,545
194,143	BANK OF AMERICA CORP.	3,110,057	5,630,147
10,000	BANK OF NEW YORK MELLON (THE) CORP.	206,454	441,500
7,900	BB&T CORP.	173,879	388,127
27,906	BERKSHIRE HATHAWAY, INC., CLASS B(b)	3,620,611	5,948,722
11,926	BRIGHTHOUSE FINANCIAL, INC.(b)	443,135	437,565
620	CANNAE HOLDINGS, INC.(b)	2,893	17,968
22,243	CAPITAL ONE FINANCIAL CORP.	1,525,515	2,018,330
17,900	CHARLES SCHWAB (THE) CORP.	156,088	719,401
6,250	CHUBB LTD.(c)	587,621	920,562
47,842	CITIGROUP, INC.	2,692,501	3,350,375
865	CME GROUP, INC.	31,878	167,905
4,871	COMERICA, INC.	409,337	353,829
500	CREDIT ACCEPTANCE CORP.(b)	86,421	241,915
18,084	DISCOVER FINANCIAL SERVICES	813,653	1,403,138
10,182	E*TRADE FINANCIAL CORP.	276,402	454,117
469	FAIRFAX FINANCIAL HOLDINGS LTD.(c)	86,576	229,679
1,863	FIDELITY NATIONAL FINANCIAL, INC.	15,560	75,079
113,213	FIFTH THIRD BANCORP	2,937,895	3,158,643
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	180,108
30,500	FIRST HORIZON NATIONAL CORP.	193,065	455,365
47,824	FRANKLIN RESOURCES, INC.	1,452,675	1,664,275
8,500	GOLDMAN SACHS GROUP (THE), INC.	723,237	1,739,100
3,000	HANOVER INSURANCE GROUP (THE), INC.	215,948	384,900
30,246	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	1,394,762	1,685,307
35,000	HUNTINGTON BANCSHARES, INC.	169,770	483,700
505	INTERCONTINENTAL EXCHANGE, INC.	12,819	43,400
2,700	INVESCO LTD.	32,170	55,242
15,903	JANUS HENDERSON GROUP PLC(c)	222,792	340,324
74,743	JPMORGAN CHASE & CO.	3,141,402	8,356,267
5,904	KEYCORP	30,107	104,796
1,852	LEGG MASON, INC.	25,956	70,895
1,100	LINCOLN NATIONAL CORP.	22,715	70,895
200	MARKEL CORP.(b)	67,789	217,920
5,684	MARSH & MCLENNAN COS., INC.	240,120	566,979
1,300	MERCURY GENERAL CORP.	38,018	81,250
11,412	METLIFE, INC.	482,154	566,834
2,200	MOODY’S CORP.	77,502	429,682
16,800	MORGAN STANLEY	240,305	736,008
3,900	MSCI, INC.	124,722	931,281
5,900	NASDAQ, INC.	240,309	567,403
1,700	NEW RESIDENTIAL INVESTMENT CORP.	23,886	26,163
4,539	PACWEST BANCORP	65,912	176,249
9,025	PNC FINANCIAL SERVICES GROUP (THE), INC.	331,251	1,238,952
24,483	POPULAR, INC.	1,311,326	1,327,958
5,628	PRINCIPAL FINANCIAL GROUP, INC.	175,248	325,974
9,491	PROGRESSIVE (THE) CORP.	285,859	758,616

See accompanying notes to financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
8,100	PRUDENTIAL FINANCIAL, INC.	$246,520	818,100
17,302	REGIONS FINANCIAL CORP.	116,601	258,492
3,371	REINSURANCE GROUP OF AMERICA, INC.	296,860	525,977
800	RENAISSANCERE HOLDINGS LTD.(c)	81,779	142,408
3,151	ROYAL BANK OF CANADA(c)	75,538	250,189
735	S&P GLOBAL, INC.	24,183	167,426
7,500	SEI INVESTMENTS CO.	108,537	420,750
10,100	SLM CORP.	36,679	98,172
5,825	SUNTRUST BANKS, INC.	141,999	366,101
4,737	SYNCHRONY FINANCIAL	128,601	164,232
3,657	SYNOVUS FINANCIAL CORP.	49,372	127,995
3,549	T. ROWE PRICE GROUP, INC.	106,978	389,361
5,800	TCF FINANCIAL CORP.	51,852	120,582
2,600	TFS FINANCIAL CORP.	25,038	46,982
2,468	TORCHMARK CORP.	145,321	220,787
8,514	TRAVELERS (THE) COS., INC.	814,739	1,273,013
17,585	US BANCORP	318,503	921,454
26,345	VOYA FINANCIAL, INC.	1,415,896	1,456,878
9,159	W.R. BERKLEY CORP.	273,043	603,853
1,800	WASHINGTON FEDERAL, INC.	23,535	62,874
58,124	WELLS FARGO & CO.	730,988	2,750,428
2,604	WILLIS TOWERS WATSON PLC(c)	454,330	498,770
2,600	ZIONS BANCORP N.A.	49,361	119,548
		41,090,589	72,616,577	14.32%
Health Care:
17,530	ABBOTT LABORATORIES	620,869	1,474,273
21,711	ABBVIE, INC.	939,598	1,578,824
1,000	ACADIA HEALTHCARE CO., INC.(b)	25,720	34,950
4,120	AGILENT TECHNOLOGIES, INC.	181,587	307,640
2,076	ALEXION PHARMACEUTICALS, INC.(b)	140,496	271,914
737	ALIGN TECHNOLOGY, INC.(b)	64,241	201,717
800	ALKERMES PLC(b)(c)	23,616	18,032
1,059	ALLERGAN PLC	37,006	177,308
17,659	AMERISOURCEBERGEN CORP.	1,003,487	1,505,606
25,126	AMGEN, INC.	4,710,321	4,630,219
9,418	ANTHEM, INC.	1,019,367	2,657,854
193	AVANOS MEDICAL, INC.(b)	3,014	8,417
8,439	BAXTER INTERNATIONAL, INC.	397,601	691,154
3,965	BECTON DICKINSON AND CO.	492,312	999,220
8,394	BIOGEN, INC.(b)	2,205,500	1,963,105
400	BIOMARIN PHARMACEUTICAL, INC.(b)	34,064	34,260
1,000	BLUEBIRD BIO, INC.(b)	120,239	127,200
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	1,409,744
25,160	BRISTOL-MYERS SQUIBB CO.	731,159	1,141,006
2,145	BRUKER CORP.	43,219	107,143
500	CANTEL MEDICAL CORP.	37,230	40,320
4,706	CARDINAL HEALTH, INC.	224,605	221,653
7,680	CELGENE CORP.(b)	355,305	709,939
3,704	CENTENE CORP.(b)	106,465	194,238
3,600	CERNER CORP.	40,604	263,880
3,963	CHARLES RIVER LABORATORIES INTERNATIONAL, INC.(b)	560,082	562,350
7,043	CIGNA CORP.	236,147	1,109,576
200	COOPER (THE) COS., INC.	50,902	67,378
1,520	COVETRUS, INC.(b)	18,619	37,179
7,625	CVS HEALTH CORP.	236,748	415,486
10,529	DANAHER CORP.	287,475	1,504,805
5,632	DENTSPLY SIRONA, INC.	152,472	328,683
1,500	DEXCOM, INC.(b)	87,311	224,760
9,526	EDWARDS LIFESCIENCES CORP.(b)	248,804	1,759,833
23,999	ELI LILLY & CO.	2,072,167	2,658,849
1,400	EXACT SCIENCES CORP.(b)	111,825	165,256
85,227	EXELIXIS, INC.(b)	1,770,708	1,821,301
25,720	GILEAD SCIENCES, INC.	207,436	1,737,643
12,271	HCA HEALTHCARE, INC.	1,526,051	1,658,671
3,800	HENRY SCHEIN, INC.(b)	67,547	265,620
6,608	HOLOGIC, INC.(b)	92,603	317,316
224	HUMANA, INC.	53,999	59,427

See accompanying notes to financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
200	ICU MEDICAL, INC.(b)	$45,928	50,382
2,299	IDEXX LABORATORIES, INC.(b)	98,745	632,984
2,300	ILLUMINA, INC.(b)	98,233	846,745
1,900	INCYTE CORP.(b)	120,835	161,424
900	INSULET CORP.(b)	71,397	107,442
6,500	INTERCEPT PHARMACEUTICALS, INC.(b)	416,369	517,205
462	INTUITIVE SURGICAL, INC.(b)	100,629	242,342
6,867	IONIS PHARMACEUTICALS, INC.(b)	472,980	441,342
5,314	IQVIA HOLDINGS, INC.(b)	558,261	855,023
1,980	JAZZ PHARMACEUTICALS PLC(b)(c)	246,791	282,269
22,372	JOHNSON & JOHNSON	1,280,869	3,115,972
842	LABORATORY CORP. OF AMERICA HOLDINGS(b)	53,269	145,582
5,700	MCKESSON CORP.	202,596	766,023
17,316	MEDNAX, INC.(b)	432,758	436,883
9,400	MEDTRONIC PLC(c)	790,465	915,466
85,283	MERCK & CO., INC.	4,021,975	7,150,980
1,317	METTLER-TOLEDO INTERNATIONAL, INC.(b)	123,051	1,106,280
5,243	MOLINA HEALTHCARE, INC.(b)	698,340	750,483
4,027	MYLAN N.V.(b)	70,353	76,674
5,440	NEKTAR THERAPEUTICS(b)	176,322	193,555
300	PENUMBRA, INC.(b)	36,663	48,000
100,224	PFIZER, INC.	2,892,366	4,341,704
4,736	PRA HEALTH SCIENCES, INC.(b)	460,319	469,574
4,791	RESMED, INC.	129,046	584,646
200	SAGE THERAPEUTICS, INC.(b)	19,160	36,618
9,742	STERIS PLC	1,135,558	1,450,389
1,800	TELEFLEX, INC.	195,858	596,070
11,147	THERMO FISHER SCIENTIFIC, INC.	1,195,862	3,273,651
13,546	UNITEDHEALTH GROUP, INC.	1,342,430	3,305,359
14,933	UNIVERSAL HEALTH SERVICES, INC., CLASS B	1,667,213	1,947,114
1,880	VAREX IMAGING CORP.(b)	19,829	57,622
5,199	VARIAN MEDICAL SYSTEMS, INC.(b)	193,000	707,740
499	VEEVA SYSTEMS, INC., CLASS A(b)	19,015	80,893
900	VERTEX PHARMACEUTICALS, INC.(b)	22,442	165,042
2,600	WATERS CORP.(b)	60,997	559,624
4,304	ZIMMER BIOMET HOLDINGS, INC.	233,961	506,753
9,420	ZOETIS, INC.	809,953	1,069,076
		42,034,519	73,458,680	14.49%
Industrials:
6,987	3M CO.	417,187	1,211,127
923	ACCO BRANDS CORP.	3,137	7,264
300	ACUITY BRANDS, INC.	34,488	41,373
4,642	AGCO CORP.	225,963	360,080
900	AIR LEASE CORP.	17,685	37,206
1,533	ALLEGION PLC(c)	40,913	169,473
400	AMERCO	120,202	151,420
1,700	AMERICAN AIRLINES GROUP, INC.	67,419	55,437
5,175	AMETEK, INC.	73,220	470,097
8,303	BOEING (THE) CO.	814,972	3,022,375
1,200	BWX TECHNOLOGIES, INC.	54,215	62,520
5,604	CARLISLE COS., INC.	470,886	786,858
10,504	CATERPILLAR, INC.	272,491	1,431,590
3,200	CINTAS CORP.	258,101	759,328
5,739	CRANE CO.	189,222	478,862
3,724	CSX CORP.	136,592	288,126
4,932	CUMMINS, INC.	518,505	845,049
7,300	DEERE & CO.	199,160	1,209,683
16,300	DELTA AIR LINES, INC.	416,507	925,025
24,630	DOVER CORP.	1,980,175	2,467,926
16,254	EATON CORP. PLC	495,276	1,353,633
2,280	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	112,692	172,961
5,753	FEDEX CORP.	113,466	944,585
782	FLUOR CORP.	10,432	26,346
3,953	FORTIVE CORP.	71,279	322,249
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	245,659
1,400	GATX CORP.	24,276	111,006
2,828	GENERAL DYNAMICS CORP.	423,356	514,187

See accompanying notes to financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
94,400	GENERAL ELECTRIC CO.	$715,085	991,200
2,200	HARRIS CORP.	152,508	416,086
875	HEICO CORP.	61,334	117,084
2,156	HEICO CORP., CLASS A	109,365	222,866
360	HERC HOLDINGS, INC.(b)	5,808	16,499
9,188	HONEYWELL INTERNATIONAL, INC.	265,803	1,604,133
1,200	HUBBELL, INC.	43,310	156,480
1,423	HUNTINGTON INGALLS INDUSTRIES, INC.	192,370	319,805
2,271	IDEX CORP.	140,770	390,930
4,824	ILLINOIS TOOL WORKS, INC.	155,812	727,507
10,505	INGERSOLL-RAND PLC	631,190	1,330,668
1,468	JACOBS ENGINEERING GROUP, INC.	29,713	123,884
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	191,961
13,203	JETBLUE AIRWAYS CORP.(b)	81,151	244,123
859	JOHNSON CONTROLS INTERNATIONAL PLC	16,341	35,485
1,700	KANSAS CITY SOUTHERN	27,158	207,094
1,596	L3 TECHNOLOGIES, INC.	122,430	391,291
5,697	LENNOX INTERNATIONAL, INC.	1,235,207	1,566,675
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	115,248
1,684	LOCKHEED MARTIN CORP.	232,821	612,201
1,200	MANITOWOC (THE) CO., INC.(b)	10,053	21,360
2,475	MANPOWERGROUP, INC.	81,957	239,085
15,263	MASCO CORP.	139,724	598,920
200	MIDDLEBY (THE) CORP.(b)	20,548	27,140
1,100	NIELSEN HOLDINGS PLC	29,762	24,860
577	NORDSON CORP.	57,299	81,536
1,702	NORFOLK SOUTHERN CORP.	117,419	339,260
5,973	NORTHROP GRUMMAN CORP.	516,333	1,929,936
2,519	NVENT ELECTRIC PLC(c)	24,113	62,446
10,230	OSHKOSH CORP.	527,523	854,103
1,100	OWENS CORNING	22,578	64,020
9,067	PACCAR, INC.	128,927	649,741
4,628	PARKER-HANNIFIN CORP.	350,966	786,806
2,519	PENTAIR PLC(c)	49,295	93,707
4,100	QUANTA SERVICES, INC.	52,132	156,579
3,198	RAYTHEON CO.	164,018	556,068
14,185	REPUBLIC SERVICES, INC.	880,819	1,228,988
1,531	RESIDEO TECHNOLOGIES, INC.(b)	8,723	33,559
9,210	ROCKWELL AUTOMATION, INC.	692,444	1,508,874
2,580	ROLLINS, INC.	67,194	92,545
700	ROPER TECHNOLOGIES, INC.	94,317	256,382
2,015	SNAP-ON, INC.	191,097	333,765
19,364	SOUTHWEST AIRLINES CO.	628,876	983,304
17,499	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A	1,213,853	1,423,894
2,557	STANLEY BLACK & DECKER, INC.	72,048	369,768
600	STERICYCLE, INC.(b)	18,858	28,650
47,961	TEXTRON, INC.	2,638,281	2,543,851
5,162	TIMKEN (THE) CO.	171,352	265,017
1,596	TORO (THE) CO.	76,510	106,772
500	TRANSDIGM GROUP, INC.(b)	176,409	241,900
8,643	UNION PACIFIC CORP.	137,416	1,461,618
7,361	UNITED CONTINENTAL HOLDINGS, INC.(b)	505,701	644,456
3,540	UNITED PARCEL SERVICE, INC., CLASS B	166,527	365,576
2,565	UNITED RENTALS, INC.(b)	196,251	340,196
11,340	UNITED TECHNOLOGIES CORP.	444,920	1,476,468
3,634	VERISK ANALYTICS, INC.	459,914	532,236
180	VERITIV CORP.(b)	1,653	3,496
700	W.W. GRAINGER, INC.	30,601	187,761
1,707	WABTEC CORP.	60,644	122,494
975	WASTE CONNECTIONS, INC.	42,575	93,190
26,746	WASTE MANAGEMENT, INC.	1,728,843	3,085,686
4,800	WELBILT, INC.(b)	37,515	80,160
1,600	XYLEM, INC.	30,618	133,824
		24,949,988	52,682,662	10.39%
Information Technology:
4,949	ACCENTURE PLC, CLASS A(c)	304,426	914,427
8,492	ADOBE, INC.(b)	643,139	2,502,168

See accompanying notes to financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
10,700	ADVANCED MICRO DEVICES, INC.(b)	$115,242	324,959
12,236	AKAMAI TECHNOLOGIES, INC.(b)	641,680	980,593
2,067	ALLIANCE DATA SYSTEMS CORP.	141,798	289,649
4,065	AMDOCS LTD.	200,086	252,396
400	AMPHENOL CORP., CLASS A	35,916	38,376
8,600	ANALOG DEVICES, INC.	120,368	970,682
2,736	ANSYS, INC.(b)	217,083	560,388
67,723	APPLE, INC.	3,319,688	13,403,736
7,400	APPLIED MATERIALS, INC.	134,145	332,334
1,109	ARISTA NETWORKS, INC.(b)	215,910	287,919
4,877	ARROW ELECTRONICS, INC.(b)	267,343	347,584
1,300	ATLASSIAN CORP. PLC, CLASS A(b)(c)	116,368	170,092
2,586	AUTODESK, INC.(b)	163,995	421,259
8,749	AUTOMATIC DATA PROCESSING, INC.	687,276	1,446,472
7,371	BLACK KNIGHT, INC.(b)	272,636	443,366
9,493	BOOZ ALLEN HAMILTON HOLDING CORP.	296,190	628,532
5,291	BROADCOM, INC.	497,844	1,523,067
3,413	BROADRIDGE FINANCIAL SOLUTIONS, INC.	106,898	435,772
38,178	CADENCE DESIGN SYSTEMS, INC.(b)	1,879,777	2,703,384
14,463	CDK GLOBAL, INC.	781,533	715,051
7,000	CDW CORP.	292,424	777,000
95,434	CISCO SYSTEMS, INC.	2,057,712	5,223,103
30,520	CITRIX SYSTEMS, INC.	3,140,985	2,995,233
10,090	COGNEX CORP.	458,211	484,118
2,700	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A	25,751	171,153
400	COHERENT, INC.(b)	51,825	54,548
6,700	CORELOGIC, INC.(b)	76,313	280,261
36,119	CORNING, INC.	620,203	1,200,234
2,700	CYPRESS SEMICONDUCTOR CORP.	3,261	60,048
1,635	DELL TECHNOLOGIES, INC., CLASS C(b)	75,203	83,058
700	DOCUSIGN, INC.(b)	29,771	34,797
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	129,200
6,467	DXC TECHNOLOGY CO.	221,083	356,655
1,640	ECHOSTAR CORP., CLASS A(b)	25,986	72,685
400	ELASTIC N.V.(b)	28,596	29,864
1,107	EPAM SYSTEMS, INC.(b)	184,369	191,622
300	EURONET WORLDWIDE, INC.(b)	25,458	50,472
1,300	F5 NETWORKS, INC.(b)	30,063	189,319
11,102	FIDELITY NATIONAL INFORMATION SERVICES, INC.	388,684	1,361,993
1,000	FIRST SOLAR, INC.(b)	46,410	65,680
9,784	FISERV, INC.(b)	172,685	891,909
2,135	FLEETCOR TECHNOLOGIES, INC.(b)	508,464	599,615
10,928	FORTINET, INC.(b)	830,687	839,598
200	GARTNER, INC.(b)	25,570	32,188
3,800	GLOBAL PAYMENTS, INC.	113,707	608,494
1,700	GODADDY, INC., CLASS A(b)	98,073	119,255
18,800	HEWLETT PACKARD ENTERPRISE CO.	102,062	281,060
27,110	HP, INC.	537,314	563,617
64,628	INTEL CORP.	374,306	3,093,742
4,878	INTERNATIONAL BUSINESS MACHINES CORP.	495,522	672,676
11,087	INTUIT, INC.	1,217,652	2,897,366
500	IPG PHOTONICS CORP.(b)	74,090	77,125
17,060	KEYSIGHT TECHNOLOGIES, INC.(b)	1,039,524	1,532,159
8,428	LAM RESEARCH CORP.	666,550	1,583,116
6,916	LEIDOS HOLDINGS, INC.	504,371	552,243
827	LOGMEIN, INC.	17,893	60,933
1,721	MANHATTAN ASSOCIATES, INC.(b)	112,154	119,317
3,770	MARVELL TECHNOLOGY GROUP LTD.	20,234	89,990
6,855	MASTERCARD, INC., CLASS A	1,234,187	1,813,353
2,141	MICRO FOCUS INTERNATIONAL PLC ADR(c)(d)	76,184	56,073
4,200	MICROCHIP TECHNOLOGY, INC.	38,962	364,140
61,009	MICRON TECHNOLOGY, INC.(b)	1,566,411	2,354,337
111,818	MICROSOFT CORP.	3,722,823	14,979,139
500	MKS INSTRUMENTS, INC.	32,310	38,945
11,445	NETAPP, INC.	876,626	706,156
1,500	NUTANIX, INC., CLASS A(b)	63,843	38,910
3,491	NVIDIA CORP.	68,182	573,327

See accompanying notes to financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
38,526	NXP SEMICONDUCTORS N.V.(c)	$3,533,140	3,760,523
1,100	OKTA, INC.(b)	68,912	135,861
46,947	ON SEMICONDUCTOR CORP.(b)	1,052,859	948,799
25,467	ORACLE CORP.	1,298,208	1,450,855
2,800	PALO ALTO NETWORKS, INC.(b)	116,508	570,528
1,952	PAYCHEX, INC.	139,107	160,630
2,263	PAYCOM SOFTWARE, INC.(b)	359,075	513,067
9,660	PAYPAL HOLDINGS, INC.(b)	822,409	1,105,684
907	PERSPECTA, INC.	8,504	21,233
600	PROOFPOINT, INC.(b)	56,232	72,150
2,700	PTC, INC.(b)	107,547	242,352
2,400	PURE STORAGE, INC., CLASS A(b)	43,850	36,648
1,700	QUALCOMM, INC.	21,216	129,319
4,950	RED HAT, INC.(b)	195,072	929,412
800	RINGCENTRAL, INC., CLASS A(b)	67,416	91,936
3,100	SABRE CORP.	62,820	68,820
7,600	SALESFORCE.COM, INC.(b)	86,710	1,153,148
54,321	SEAGATE TECHNOLOGY PLC	1,896,747	2,559,606
2,100	SERVICENOW, INC.(b)	273,110	576,597
300	SKYWORKS SOLUTIONS, INC.	22,041	23,181
500	SPLUNK, INC.(b)	40,835	62,875
3,300	SQUARE, INC., CLASS A(b)	131,052	239,349
5,100	SWITCH, INC., CLASS A	38,659	66,759
14,419	SYMANTEC CORP.	71,242	313,757
5,744	SYNOPSYS, INC.(b)	341,335	739,195
700	TABLEAU SOFTWARE, INC., CLASS A(b)	61,023	116,214
4,600	TERADYNE, INC.	82,730	220,386
28,440	TEXAS INSTRUMENTS, INC.	952,040	3,263,774
2,356	TOTAL SYSTEM SERVICES, INC.	183,880	302,204
7,720	TRIMBLE, INC.(b)	113,413	348,249
605	UBIQUITI NETWORKS, INC.	87,252	79,557
200	VERISIGN, INC.(b)	23,200	41,832
787	VERSUM MATERIALS, INC.	4,722	40,593
28,480	VISA, INC., CLASS A	1,119,204	4,942,704
7,800	VISHAY INTERTECHNOLOGY, INC.	48,931	128,856
5,192	VMWARE, INC., CLASS A	411,139	868,154
6,045	WESTERN DIGITAL CORP.	99,733	287,440
71,219	WESTERN UNION (THE) CO.	1,363,843	1,416,546
300	WEX, INC.(b)	41,025	62,430
1,700	WORKDAY, INC., CLASS A(b)	254,727	349,486
3,238	WORLDPAY, INC., CLASS A(b)	290,063	396,817
6,750	XILINX, INC.	47,180	795,960
2,795	ZEBRA TECHNOLOGIES CORP., CLASS A(b)	414,834	585,525
1,300	ZENDESK, INC.(b)	79,216	115,739
		50,108,216	109,376,782	21.58%
Materials:
1,075	AIR PRODUCTS & CHEMICALS, INC.	43,205	243,348
1,300	ALBEMARLE CORP.	29,153	91,533
13,770	AMCOR PLC(b)(c)	60,200	158,217
700	ASHLAND GLOBAL HOLDINGS, INC.	12,006	55,979
3,165	AVERY DENNISON CORP.	207,899	366,127
2,592	BALL CORP.	140,020	181,414
4,112	CELANESE CORP.	313,618	443,274
3,100	CF INDUSTRIES HOLDINGS, INC.	129,445	144,801
2,400	CHEMOURS (THE) CO.	69,007	57,600
7,262	CORTEVA, INC.(b)	88,857	214,737
1,800	CROWN HOLDINGS, INC.(b)	57,831	109,980
7,262	DOW, INC.	147,036	358,089
7,262	DUPONT DE NEMOURS, INC.	212,802	545,158
3,000	EASTMAN CHEMICAL CO.	58,012	233,490
3,891	ECOLAB, INC.	133,579	768,239
4,400	ELEMENT SOLUTIONS, INC.(b)	42,294	45,496
51,418	FREEPORT-MCMORAN, INC.	503,061	596,963
238	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	5,120	34,532
30,628	INTERNATIONAL PAPER CO.	1,087,636	1,326,805
4,450	LINDE PLC(c)	723,931	893,560
23,861	LYONDELLBASELL INDUSTRIES N.V., CLASS A	2,063,758	2,055,148

See accompanying notes to financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
700	MARTIN MARIETTA MATERIALS, INC.	$27,965	161,077
3,200	MOSAIC (THE) CO.	54,200	80,096
7,400	NEWMONT GOLDCORP CORP.	136,530	284,678
5,844	NUCOR CORP.	99,313	322,004
3,100	OLIN CORP.	65,390	67,921
3,245	PACKAGING CORP. OF AMERICA	133,051	309,313
5,572	PPG INDUSTRIES, INC.	131,983	650,308
6,625	RELIANCE STEEL & ALUMINUM CO.	325,929	626,858
600	ROYAL GOLD, INC.	22,314	61,494
2,400	RPM INTERNATIONAL, INC.	24,657	146,664
500	SCOTTS MIRACLE-GRO (THE) CO.	37,765	49,250
1,400	SEALED AIR CORP.	24,528	59,892
857	SHERWIN-WILLIAMS (THE) CO.	41,646	392,755
3,600	SONOCO PRODUCTS CO.	74,519	235,224
3,234	SOUTHERN COPPER CORP.(c)	38,445	125,641
26,431	STEEL DYNAMICS, INC.	719,954	798,216
4,392	VALVOLINE, INC.	24,184	85,776
2,100	VULCAN MATERIALS CO.	63,441	288,351
2,242	WESTROCK CO.	24,357	81,766
		8,198,641	13,751,774	2.71%
Real Estate:
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	106,143	296,289
9,673	AMERICAN TOWER CORP.	1,556,483	1,977,645
3,629	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	44,956	181,886
1,734	AVALONBAY COMMUNITIES, INC.	193,548	352,314
3,388	BOSTON PROPERTIES, INC.	171,468	437,052
2,600	BRANDYWINE REALTY TRUST	27,832	37,232
900	CAMDEN PROPERTY TRUST	24,065	93,951
5,500	COLONY CAPITAL, INC.	29,068	27,500
1,545	CORECIVIC, INC.	22,130	32,074
500	CORESITE REALTY CORP.	43,409	57,585
4,700	CROWN CASTLE INTERNATIONAL CORP.	193,063	612,645
500	DIGITAL REALTY TRUST, INC.	26,734	58,895
5,200	DOUGLAS EMMETT, INC.	45,222	207,168
1,700	DUKE REALTY CORP.	28,435	53,737
845	EQUINIX, INC.	65,492	426,125
5,446	EQUITY LIFESTYLE PROPERTIES, INC.	574,160	660,818
5,416	EQUITY RESIDENTIAL	174,162	411,183
875	ESSEX PROPERTY TRUST, INC.	116,032	255,439
1,500	EXTRA SPACE STORAGE, INC.	130,992	159,150
900	FEDERAL REALTY INVESTMENT TRUST	48,326	115,884
1,046	FOUR CORNERS PROPERTY TRUST, INC.	8,807	28,587
7,000	HCP, INC.	75,334	223,860
1,800	HOSPITALITY PROPERTIES TRUST	23,171	45,000
12,222	HOST HOTELS & RESORTS, INC.	93,479	222,685
678	HOWARD HUGHES (THE) CORP.(b)	20,502	83,964
700	JBG SMITH PROPERTIES	17,888	27,538
700	JONES LANG LASALLE, INC.	39,951	98,483
6,601	KIMCO REALTY CORP.	67,254	121,986
3,900	LAMAR ADVERTISING CO., CLASS A	41,016	314,769
1,100	LIBERTY PROPERTY TRUST	23,353	55,044
600	LIFE STORAGE, INC.	48,946	57,048
5,123	MACERICH (THE) CO.	111,630	171,569
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	132,698	211,968
800	OMEGA HEALTHCARE INVESTORS, INC.	25,945	29,400
10,169	PROLOGIS, INC.	257,893	814,537
1,424	PUBLIC STORAGE	135,843	339,154
6,972	RAYONIER, INC.	74,591	211,252
2,700	REALTY INCOME CORP.	55,485	186,219
3,900	REGENCY CENTERS CORP.	85,344	260,286
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	80,756	115,248
1,224	RETAIL VALUE, INC.	33,005	42,595
4,942	SBA COMMUNICATIONS CORP.(b)	792,573	1,111,159
4,598	SIMON PROPERTY GROUP, INC.	555,000	734,577
1,900	SL GREEN REALTY CORP.	58,204	152,703
2,800	STORE CAPITAL CORP.	73,379	92,932
1,100	SUN COMMUNITIES, INC.	83,590	141,009

See accompanying notes to financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont’d):
2,100	TAUBMAN CENTERS, INC.	$52,545	85,743
4,100	UDR, INC.	64,026	184,049
1,300	URBAN EDGE PROPERTIES	18,730	22,529
3,527	VENTAS, INC.	150,097	241,070
800	VORNADO REALTY TRUST	29,237	51,280
1,715	WASHINGTON PRIME GROUP, INC.	8,005	6,551
2,100	WEINGARTEN REALTY INVESTORS	29,916	57,582
4,600	WELLTOWER, INC.	273,029	375,038
5,416	WEYERHAEUSER CO.	75,648	142,657
		7,338,590	13,514,643	2.67%
Utilities:
3,000	AES CORP.	32,870	50,280
2,000	ALLIANT ENERGY CORP.	24,835	98,160
1,600	AMEREN CORP.	40,872	120,176
8,554	AMERICAN ELECTRIC POWER CO., INC.	477,380	752,838
1,735	AQUA AMERICA, INC.	22,973	71,777
13,200	AVANGRID, INC.	502,113	666,600
5,800	CENTERPOINT ENERGY, INC.	66,308	166,054
13,300	CMS ENERGY CORP.	259,708	770,203
7,775	CONSOLIDATED EDISON, INC.	539,780	681,712
12,073	DOMINION ENERGY, INC.	450,978	933,484
6,243	DTE ENERGY CO.	510,391	798,355
14,004	DUKE ENERGY CORP.	721,544	1,235,713
8,325	EDISON INTERNATIONAL	179,967	561,188
3,164	ENTERGY CORP.	68,368	325,671
2,974	EVERGY, INC.	67,407	178,886
4,961	EVERSOURCE ENERGY	125,492	375,845
38,749	EXELON CORP.	1,463,785	1,857,627
5,500	FIRSTENERGY CORP.	176,693	235,455
900	NATIONAL FUEL GAS CO.	20,790	47,475
4,400	NEXTERA ENERGY, INC.	204,691	901,384
6,900	NISOURCE, INC.	43,973	198,720
1,200	NRG ENERGY, INC.	33,011	42,144
14,491	OGE ENERGY CORP.	421,639	616,737
10,448	PINNACLE WEST CAPITAL CORP.	807,416	983,052
700	PPL CORP.	10,384	21,707
1,200	PUBLIC SERVICE ENTERPRISE GROUP, INC.	51,552	70,584
3,200	SEMPRA ENERGY	174,758	439,808
8,600	SOUTHERN (THE) CO.	176,010	475,408
5,426	UGI CORP.	80,112	289,803
1,600	WEC ENERGY GROUP, INC.	91,440	133,392
968	XCEL ENERGY, INC.	36,241	57,586
		7,883,481	14,157,824	2.79%
	Sub-total Common Stocks:	263,376,193	504,969,571	99.61%
Short-Term Investments:
2,491,200	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 2.25%(e)	2,491,200	2,491,200
	Sub-total Short-Term Investments:	2,491,200	2,491,200	0.49%
	Grand total	$265,867,393	507,460,771	100.10%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Non-income producing assets.

(c)	Foreign security values are stated in U.S. dollars. As of June 30, 2019, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.25% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.01% of net assets as of June 30, 2019.

(e)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2018, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $4,473,835 with net sales of $1,982,635 during the six months ended June 30, 2019.

See accompanying notes to financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Core Equity Fund
June 30, 2019 (unaudited)

Clearwater Core Equity Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
109,240	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.(b)	$200,768	186,800
26,394	BEASLEY BROADCAST GROUP, INC., CLASS A	85,517	84,989
14,301	GANNETT CO., INC.	112,160	116,696
5,089	HEMISPHERE MEDIA GROUP, INC.(b)	70,598	65,750
17,382	IMAX CORP.(b)(c)	339,065	351,116
115,656	MARCHEX, INC., CLASS B(b)	282,313	543,583
20,368	ORBCOMM, INC.(b)	148,890	147,668
53,166	READING INTERNATIONAL, INC., CLASS A(b)	788,350	690,095
5,348	SAGA COMMUNICATIONS, INC., CLASS A	174,892	167,072
		2,202,553	2,353,769	0.68%
Consumer Discretionary:
120,500	AMERICAN EAGLE OUTFITTERS, INC.	2,323,315	2,036,450
151,119	BBX CAPITAL CORP.	895,393	741,994
11,546	BLUEGREEN VACATIONS CORP.	120,054	134,973
81,501	CALLAWAY GOLF CO.	1,318,602	1,398,557
72,043	CARRIAGE SERVICES, INC.	1,579,913	1,369,537
15,688	CHILDREN’S PLACE (THE), INC.	1,712,128	1,496,321
282,097	CLARUS CORP.	1,759,123	4,073,481
21,625	CROWN CRAFTS, INC.	103,151	101,638
68,112	CSS INDUSTRIES, INC.	1,066,662	332,387
93,048	DEL FRISCO’S RESTAURANT GROUP, INC.(b)	689,852	740,662
10,143	DORMAN PRODUCTS, INC.(b)	845,836	883,861
68,800	EXTENDED STAY AMERICA, INC.	1,351,173	1,162,032
97,891	FIESTA RESTAURANT GROUP, INC.(b)	1,387,972	1,286,288
175,902	FULL HOUSE RESORTS, INC.(b)	396,501	328,937
33,782	G-III APPAREL GROUP LTD.(b)	918,237	993,866
55,200	GILDAN ACTIVEWEAR, INC.(c)	1,641,636	2,135,136
20,200	HELEN OF TROY LTD.(b)	2,032,428	2,637,918
11,036	IROBOT CORP.(b)(d)	821,346	1,011,339
19,346	LAKELAND INDUSTRIES, INC.(b)	216,942	216,675
194,252	LIFETIME BRANDS, INC.	2,029,553	1,837,624
11,440	LITHIA MOTORS, INC., CLASS A	606,812	1,358,843
29,100	MALIBU BOATS, INC., CLASS A(b)	944,242	1,130,535
9,565	MARINEMAX, INC.(b)	165,230	157,249
20,841	MARRIOTT VACATIONS WORLDWIDE CORP.	1,813,254	2,009,072
46,111	MASTERCRAFT BOAT HOLDINGS, INC.(b)	1,142,859	903,315
41,420	MOTORCAR PARTS OF AMERICA, INC.(b)	755,108	886,802
424,919	OFFICE DEPOT, INC.	998,472	875,333
79,136	PARTY CITY HOLDCO, INC.(b)	1,128,456	580,067
78,778	PENN NATIONAL GAMING, INC.(b)	1,761,039	1,517,264
99,274	POTBELLY CORP.(b)	1,077,136	505,305
25,179	RED LION HOTELS CORP.(b)	189,618	179,023
61,370	SKYLINE CHAMPION CORP.(b)	1,260,056	1,680,311
2,056	STANDARD MOTOR PRODUCTS, INC.	96,247	93,219
85,299	TWIN RIVER WORLDWIDE HOLDINGS, INC.(b)(d)	2,660,550	2,537,639
7,584	UNIFI, INC.(b)	152,019	137,801
33,500	WILLIAMS-SONOMA, INC.(d)	1,628,979	2,177,500
91,400	WINNEBAGO INDUSTRIES, INC.	2,935,774	3,532,610
		42,525,668	45,181,564	13.09%
Consumer Staples:
14,333	CALAVO GROWERS, INC.	1,183,861	1,386,574
67,962	CENTRAL GARDEN & PET CO., CLASS A(b)	2,126,426	1,674,584
2,787	COFFEE HOLDING CO., INC.(b)	12,265	11,399
33,810	PERFORMANCE FOOD GROUP CO.(b)	1,090,573	1,353,414
36,550	PRIMO WATER CORP.(b)	456,656	449,565
30,708	SPECTRUM BRANDS HOLDINGS, INC.	1,703,480	1,651,169
391,113	SUNOPTA, INC.(b)(c)(d)	2,034,092	1,286,762
39,757	UNIVERSAL CORP.	2,167,649	2,416,033
		10,775,002	10,229,500	2.96%
Energy:
34,247	BERRY PETROLEUM CORP.	398,174	363,018
150,629	C&J ENERGY SERVICES, INC.(b)	2,213,171	1,774,410
60,751	MURPHY OIL CORP.	1,560,712	1,497,512
45,544	OIL STATES INTERNATIONAL, INC.(b)	1,138,368	833,455
17,053	PROFIRE ENERGY, INC.(b)	28,972	25,750

See accompanying notes to financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
62,524	SM ENERGY CO.	$1,452,040	782,801
31,728	SOLARIS OILFIELD INFRASTRUCTURE, INC., CLASS A(d)	568,859	475,285
21,501	WORLD FUEL SERVICES CORP.	774,156	773,176
		8,134,452	6,525,407	1.89%
Financials:
20,146	AMBAC FINANCIAL GROUP, INC.(b)	366,156	339,460
105,399	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	2,735,795	2,862,637
28,078	AMERIS BANCORP	855,284	1,100,377
13,813	ARGO GROUP INTERNATIONAL HOLDINGS LTD.(c)	723,465	1,022,853
107,251	ASSOCIATED BANC-CORP	2,470,813	2,267,286
40,013	AXIS CAPITAL HOLDINGS LTD.(c)	2,105,370	2,386,775
36,559	BANCORP (THE), INC.(b)	337,429	326,106
2,354	BANKWELL FINANCIAL GROUP, INC.	68,210	67,560
24,775	BCB BANCORP, INC.	303,494	343,134
29,078	BLACKROCK CAPITAL INVESTMENT CORP.	178,103	175,340
77,621	BLACKROCK TCP CAPITAL CORP.	1,118,482	1,106,099
57,137	CANNAE HOLDINGS, INC.(b)	1,107,118	1,655,830
22,437	CAROLINA FINANCIAL CORP.	795,621	787,314
9,471	CB FINANCIAL SERVICES, INC.	255,287	224,936
36,233	CENTERSTATE BANK CORP.	891,755	834,446
1,879	CENTRAL VALLEY COMMUNITY BANCORP	37,299	40,342
1,908	CITIZENS HOLDING CO.	41,875	39,362
54,317	CM FINANCE, INC.	394,667	413,352
5,771	CNB FINANCIAL CORP.	93,783	162,973
197,746	CNO FINANCIAL GROUP, INC.	3,612,146	3,298,403
27,893	COMMERCE BANCSHARES, INC.	1,395,407	1,664,096
50,776	CRAWFORD & CO., CLASS A	437,434	534,671
6,782	CRAWFORD & CO., CLASS B	52,628	63,140
101,211	DONEGAL GROUP, INC., CLASS A	1,520,565	1,545,492
10,563	DYNEX CAPITAL, INC.	188,561	176,936
9,170	EAGLE BANCORP MONTANA, INC.	167,190	152,222
43,260	EMC INSURANCE GROUP, INC.	1,284,571	1,558,658
19,339	ENTERPRISE FINANCIAL SERVICES CORP.	786,061	804,502
33,303	ESSENT GROUP LTD.(b)	1,387,483	1,564,908
137,437	EXANTAS CAPITAL CORP.	1,236,260	1,554,412
8,365	FARMERS NATIONAL BANC CORP.	87,755	124,053
76,048	FIDUS INVESTMENT CORP.	1,080,978	1,212,966
27,248	FIRST HAWAIIAN, INC.	698,862	704,906
31,785	FIRST MERCHANTS CORP.	1,309,231	1,204,652
77,252	FIRST MIDWEST BANCORP, INC.	1,720,204	1,581,348
15,500	FIRSTCASH, INC.	923,675	1,550,310
47,600	GLACIER BANCORP, INC.	2,014,105	1,930,180
23,674	HANCOCK WHITNEY CORP.	1,178,375	948,380
36,343	HERITAGE COMMERCE CORP.	409,547	445,202
147,427	HOPE BANCORP, INC.	2,439,921	2,031,544
52,522	HUNT COS. FINANCE TRUST, INC.	179,449	179,100
13,289	LANDMARK BANCORP, INC.	354,013	318,272
4,350	LCNB CORP.	66,448	82,650
3,860	LENDINGTREE, INC.(b)(d)	957,133	1,621,316
18,427	LUTHER BURBANK CORP.	193,359	200,670
24,892	MACKINAC FINANCIAL CORP.	352,609	393,294
31,662	MVC CAPITAL, INC.	286,618	291,607
3,500	NATIONAL WESTERN LIFE GROUP, INC., CLASS A	1,164,873	899,500
45,235	NEW MOUNTAIN FINANCE CORP.	613,896	631,933
298,912	OAKTREE SPECIALTY LENDING CORP.	1,350,809	1,620,103
163,263	OAKTREE STRATEGIC INCOME CORP.	1,373,924	1,386,103
14,825	OCEANFIRST FINANCIAL CORP.	381,331	368,401
1,581	OCONEE FEDERAL FINANCIAL CORP.	36,347	36,284
20,619	PENNANTPARK FLOATING RATE CAPITAL LTD.(d)	239,812	238,356
185,761	PENNANTPARK INVESTMENT CORP.	1,285,128	1,174,010
4,319	PENNS WOODS BANCORP, INC.	181,459	195,435
21,263	PEOPLES BANCORP OF NORTH CAROLINA, INC.	501,748	638,953
52,800	PRA GROUP, INC.(b)	1,491,319	1,485,792
4,800	RENAISSANCERE HOLDINGS LTD.(c)	607,018	854,448
3,636	SALISBURY BANCORP, INC.	137,808	141,804
6,307	SHORE BANCSHARES, INC.	86,022	103,056
2,336	SIERRA BANCORP	40,971	63,352

See accompanying notes to financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
47,025	SIMMONS FIRST NATIONAL CORP., CLASS A	$1,428,180	1,093,802
26,121	SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.	415,576	399,913
2,508	SOUTHWEST GEORGIA FINANCIAL CORP.	51,887	52,292
27,690	STIFEL FINANCIAL CORP.	1,354,417	1,635,371
25,038	SUMMIT STATE BANK	321,064	275,418
48,613	SYNOVUS FINANCIAL CORP.	1,568,049	1,701,455
173,794	TCF FINANCIAL CORP.	2,906,776	3,613,177
125,700	UMPQUA HOLDINGS CORP.	2,227,631	2,085,363
9,024	UNITED BANCORP, INC.	118,401	101,700
5,918	UNITED BANCSHARES, INC.	128,716	119,366
13,436	UNITED FINANCIAL BANCORP, INC.	184,429	190,523
15,665	UNITY BANCORP, INC.	226,203	355,596
43,503	WALKER & DUNLOP, INC.	984,090	2,314,795
36,189	WEBSTER FINANCIAL CORP.	1,749,738	1,728,749
20,006	WEST BANCORPORATION, INC.	422,370	424,527
898	WHITEHORSE FINANCE, INC.	12,351	12,348
32,236	WSFS FINANCIAL CORP.	1,348,832	1,331,347
		66,141,769	71,167,344	20.63%
Health Care:
31,480	AMN HEALTHCARE SERVICES, INC.(b)	1,588,056	1,707,790
34,000	BIOTELEMETRY, INC.(b)	1,375,275	1,637,100
26,355	BRUKER CORP.	740,335	1,316,432
7,610	CAMBREX CORP.(b)	300,897	356,224
43,300	CUTERA, INC.(b)	1,002,116	899,774
21,843	EMERGENT BIOSOLUTIONS, INC.(b)	695,870	1,055,235
41,397	GLOBUS MEDICAL, INC., CLASS A(b)	2,046,331	1,751,093
26,348	HARVARD BIOSCIENCE, INC.(b)	53,223	52,696
15,600	HILL-ROM HOLDINGS, INC.	1,188,688	1,632,072
5,795	ICU MEDICAL, INC.(b)	851,819	1,459,818
43,381	INFUSYSTEM HOLDINGS, INC.(b)	182,107	186,538
13,731	INTEGRA LIFESCIENCES HOLDINGS CORP.(b)	793,219	766,876
11,325	INTRICON CORP.(b)	257,639	264,552
28,021	INVACARE CORP.	167,383	145,429
22,034	LHC GROUP, INC.(b)	1,450,806	2,634,826
2,478	LIGAND PHARMACEUTICALS, INC.(b)	271,751	282,864
10,142	LIVANOVA PLC(b)(c)	1,115,990	729,818
9,169	LUMINEX CORP.	221,244	189,248
12,002	MAGELLAN HEALTH, INC.(b)	753,802	890,909
68,000	MEDNAX, INC.(b)	2,604,302	1,715,640
27,231	NANOVIBRONIX, INC.(b)(d)	132,728	78,970
18,850	OMNICELL, INC.(b)	664,818	1,621,666
7,257	ORASURE TECHNOLOGIES, INC.(b)	62,287	67,345
9,552	ORTHOFIX MEDICAL, INC.(b)	487,255	505,110
15,241	PREMIER, INC., CLASS A(b)	443,721	596,076
27,039	PROVIDENCE SERVICE (THE) CORP.(b)	1,751,093	1,550,416
51,191	PSYCHEMEDICS CORP.	735,870	516,517
76,419	STREAMLINE HEALTH SOLUTIONS, INC.(b)	88,634	115,393
37,600	SYNEOS HEALTH, INC.(b)	1,732,066	1,920,984
43,209	TIVITY HEALTH, INC.(b)	1,223,896	710,356
81,720	TRIPLE-S MANAGEMENT CORP., CLASS B(b)	1,988,370	1,949,022
114,475	VAREX IMAGING CORP.(b)	3,265,257	3,508,659
		30,236,848	32,815,448	9.51%
Industrials:
168,502	ACTUANT CORP., CLASS A	4,274,601	4,180,535
63,600	AIR LEASE CORP.	2,390,380	2,629,224
11,684	AIR TRANSPORT SERVICES GROUP, INC.(b)	231,323	285,090
1,132	ALAMO GROUP, INC.	88,287	113,121
15,008	ALBANY INTERNATIONAL CORP., CLASS A	579,755	1,244,313
14,100	AMERICAN WOODMARK CORP.(b)	1,164,533	1,193,142
3,672	APOGEE ENTERPRISES, INC.	134,468	159,512
92,183	ARC DOCUMENT SOLUTIONS, INC.(b)	363,444	188,053
79,219	ARMSTRONG FLOORING, INC.(b)	1,089,732	780,307
29,766	ASGN, INC.(b)	1,248,008	1,803,820
8,618	ASTRONICS CORP.(b)	187,912	346,616
69,786	AVIS BUDGET GROUP, INC.(b)	2,473,365	2,453,676
25,026	BRINK’S (THE) CO.	1,673,767	2,031,611
9,810	CBIZ, INC.(b)	194,940	192,178

See accompanying notes to financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
77,180	COLFAX CORP.(b)	$2,289,036	2,163,355
32,520	COLUMBUS MCKINNON CORP.	916,069	1,364,864
2,387	CURTISS-WRIGHT CORP.	164,301	303,459
27,600	DONALDSON CO., INC.	1,249,708	1,403,736
6,815	DUCOMMUN, INC.(b)	221,380	307,152
119,500	GATES INDUSTRIAL CORP. PLC(b)	1,811,727	1,363,495
51,675	GIBRALTAR INDUSTRIES, INC.(b)	1,489,069	2,085,603
11,900	GORMAN-RUPP (THE) CO.	360,214	390,677
12,263	HARSCO CORP.(b)	47,393	336,497
24,300	HEXCEL CORP.	1,486,940	1,965,384
73,806	INTERFACE, INC.	1,409,300	1,131,446
125,028	JELD-WEN HOLDING, INC.(b)	3,484,070	2,654,344
20,807	KADANT, INC.	1,610,911	1,889,484
22,249	KENNAMETAL, INC.	781,139	822,990
155,726	LSI INDUSTRIES, INC.	878,526	568,400
43,109	MASONITE INTERNATIONAL CORP.(b)	2,828,344	2,270,982
4,771	MCGRATH RENTCORP	158,938	296,518
29,142	MERCURY SYSTEMS, INC.(b)	1,213,083	2,050,140
5,524	MSA SAFETY, INC.	493,439	582,174
45,458	NAVIGANT CONSULTING, INC.	970,907	1,054,171
87,170	NOW, INC.(b)	967,183	1,286,629
6,479	PARK-OHIO HOLDINGS CORP.	229,982	211,151
162,760	PGT INNOVATIONS, INC.(b)	2,550,705	2,721,347
106,190	PIONEER POWER SOLUTIONS, INC.(b)	627,210	504,402
95,300	QUANEX BUILDING PRODUCTS CORP.	2,016,841	1,800,217
172,626	REV GROUP, INC.	2,066,215	2,487,541
33,000	RUSH ENTERPRISES, INC., CLASS A	1,376,111	1,205,160
34,968	RYDER SYSTEM, INC.	2,252,825	2,038,634
15,432	SITEONE LANDSCAPE SUPPLY, INC.(b)	1,146,380	1,069,438
14,363	SKYWEST, INC.	461,154	871,403
14,842	SPX CORP.(b)	324,558	490,083
181,239	STEELCASE, INC., CLASS A	2,589,944	3,099,187
77,126	TEREX CORP.	2,856,752	2,421,756
22,527	THERMON GROUP HOLDINGS, INC.(b)	499,907	577,817
41,679	TITAN MACHINERY, INC.(b)	640,930	857,754
10,364	TPI COMPOSITES, INC.(b)	279,039	256,198
68,793	TRIMAS CORP.(b)	1,808,640	2,130,519
10,386	VALMONT INDUSTRIES, INC.	1,523,166	1,317,049
32,261	VIAD CORP.	1,641,372	2,136,969
59,791	WESCO AIRCRAFT HOLDINGS, INC.(b)	569,019	663,680
28,737	WOODWARD, INC.	1,422,401	3,251,879
		67,809,343	74,004,882	21.45%
Information Technology:
45,503	ADESTO TECHNOLOGIES CORP.(b)(d)	239,580	370,849
41,834	ANIXTER INTERNATIONAL, INC.(b)	2,898,060	2,497,908
24,921	ASTRONOVA, INC.	433,683	643,959
27,698	AUDIOCODES LTD.(c)	392,268	428,765
69,627	AVIAT NETWORKS, INC.(b)	1,229,827	953,890
11,693	AXT, INC.(b)	50,256	46,304
15,966	BELDEN, INC.	908,428	951,095
27,550	BRIGHTCOVE, INC.(b)	218,248	284,591
234,090	CELESTICA, INC.(b)(c)	2,491,392	1,598,835
70,510	COHU, INC.	1,212,658	1,087,969
12,358	COMMVAULT SYSTEMS, INC.(b)	636,255	613,204
18,686	COMTECH TELECOMMUNICATIONS CORP.	461,483	525,263
72,220	CYPRESS SEMICONDUCTOR CORP.	962,775	1,606,173
102,385	DSP GROUP, INC.(b)	1,306,291	1,470,249
25,800	ENTEGRIS, INC.	712,668	962,856
10,022	EURONET WORLDWIDE, INC.(b)	448,175	1,686,101
7,187	EVERBRIDGE, INC.(b)	689,525	642,661
35,311	EVO PAYMENTS, INC., CLASS A(b)	842,266	1,113,356
100,897	FIREEYE, INC.(b)	1,658,322	1,494,285
133,620	FRANKLIN WIRELESS CORP.(b)	287,454	327,369
119,539	FREQUENCY ELECTRONICS, INC.(b)	1,117,791	1,361,549
28,392	IMMERSION CORP.(b)	213,889	216,063
18,008	INSIGHT ENTERPRISES, INC.(b)	725,635	1,048,066
10,188	ITERIS, INC.(b)	47,374	52,672

See accompanying notes to financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
66,624	JABIL, INC.	$1,382,706	2,105,318
85,971	KBR, INC.	1,548,044	2,144,117
6,983	KEMET CORP.	116,888	131,350
19,181	LUMENTUM HOLDINGS, INC.(b)	1,039,951	1,024,457
6,190	MKS INSTRUMENTS, INC.	444,669	482,139
70,714	MONOTYPE IMAGING HOLDINGS, INC.	1,214,140	1,190,824
6,300	MTS SYSTEMS CORP.	325,933	368,739
19,122	NOVANTA, INC.(b)	577,472	1,803,205
12,429	OSI SYSTEMS, INC.(b)	883,641	1,399,878
45,909	PERFICIENT, INC.(b)	726,814	1,575,597
35,040	PLEXUS CORP.(b)	1,963,116	2,045,285
35,591	PROS HOLDINGS, INC.(b)	1,006,892	2,251,487
96,547	RIBBON COMMUNICATIONS, INC.(b)	493,954	472,115
3,444	ROGERS CORP.(b)	398,157	594,365
65,846	SCANSOURCE, INC.(b)	2,514,326	2,143,946
354,747	SERVICESOURCE INTERNATIONAL, INC.(b)	348,239	337,010
258,208	STEEL CONNECT, INC.(b)	431,614	469,939
33,900	SUPER MICRO COMPUTER, INC.(b)	708,973	655,965
10,408	SYNNEX CORP.	273,545	1,024,147
261,542	TIVO CORP.	2,825,064	1,927,564
105,225	UNISYS CORP.(b)(d)	1,143,984	1,022,787
25,167	VIRTUSA CORP.(b)	1,188,166	1,118,170
		41,740,591	48,272,436	13.99%
Materials:
11,705	AMERICAN VANGUARD CORP.	210,316	180,374
40,000	H.B. FULLER CO.	2,190,810	1,856,000
30,554	INGEVITY CORP.(b)	1,967,758	3,213,364
10,025	INNOPHOS HOLDINGS, INC.	321,097	291,828
29,795	KOPPERS HOLDINGS, INC.(b)	579,129	874,781
6,778	MATERION CORP.	344,347	459,616
11,547	MERCER INTERNATIONAL, INC.(c)	157,306	178,632
60,268	PQ GROUP HOLDINGS, INC.(b)	966,309	955,248
29,000	RELIANCE STEEL & ALUMINUM CO.	2,272,423	2,743,980
76,000	SCHWEITZER-MAUDUIT INTERNATIONAL, INC.	3,021,050	2,521,680
		12,030,545	13,275,503	3.85%
Real Estate:
54,500	BLUEROCK RESIDENTIAL GROWTH REIT, INC.	466,274	640,375
27,853	CATCHMARK TIMBER TRUST, INC., CLASS A	276,424	291,064
15,901	CITY OFFICE REIT, INC.(c)	154,948	190,653
67,067	DIAMONDROCK HOSPITALITY CO.	728,909	693,473
60,323	EASTERLY GOVERNMENT PROPERTIES, INC.	999,169	1,092,449
70,635	EMPIRE STATE REALTY TRUST, INC., CLASS A	1,095,355	1,046,104
40,802	ESSENTIAL PROPERTIES REALTY TRUST, INC.	841,130	817,672
26,700	HFF, INC., CLASS A	949,848	1,214,316
4,136	INNOVATIVE INDUSTRIAL PROPERTIES, INC.(d)	432,858	511,044
18,712	INVESTORS REAL ESTATE TRUST	1,011,436	1,097,833
30,340	MARCUS & MILLICHAP, INC.(b)	789,156	935,989
101,573	MONMOUTH REAL ESTATE INVESTMENT CORP.	1,331,019	1,376,314
3,926	ONE LIBERTY PROPERTIES, INC.	115,636	113,697
61,402	PHYSICIANS REALTY TRUST	1,025,793	1,070,851
10,945	QTS REALTY TRUST, INC., CLASS A	497,351	505,440
69,283	REALOGY HOLDINGS CORP.	1,827,617	501,609
25,289	RETAIL OPPORTUNITY INVESTMENTS CORP.	495,618	433,201
58,182	RPT REALTY	690,980	704,584
36,692	STAG INDUSTRIAL, INC.	546,142	1,109,566
48,651	STRATUS PROPERTIES, INC.(b)	1,343,562	1,577,752
8,263	TEJON RANCH CO.(b)	142,978	137,083
112,173	UMH PROPERTIES, INC.	1,474,457	1,392,067
46,594	XENIA HOTELS & RESORTS, INC.	1,059,497	971,485
		18,296,157	18,424,621	5.34%
Utilities:
7,344	ALLETE, INC.	218,367	611,094
17,625	EL PASO ELECTRIC CO.	1,047,990	1,152,675
170,761	PURE CYCLE CORP.(b)	1,216,968	1,810,067
18,266	SJW GROUP	1,121,249	1,110,025

See accompanying notes to financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund

June 30, 2019 (unaudited)

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
12,735	SPIRE, INC.	$612,564	1,068,721
		4,217,138	5,752,582	1.67%
	Sub-total Common Stocks:	304,110,066	328,003,056	95.06%
Convertible Bonds:
Health Care:
340,000	INVACARE CORP., 4.50%, 6/1/22	283,190	252,502
		283,190	252,502	0.07%
	Sub-total Convertible Bonds:	283,190	252,502	0.07%
Convertible Preferred Stocks:
Real Estate:
6,660	WHEELER REAL ESTATE INVESTMENT TRUST, INC. (Step to 10.75% on 9/21/2023), 8.75%(e)	64,211	100,100
4,224	WHEELER REAL ESTATE INVESTMENT TRUST, INC., 9.00%	47,126	59,009
		111,337	159,109	0.05%
	Sub-total Convertible Preferred Stocks:	111,337	159,109	0.05%
Investment Companies:
Financials:
10,895	ISHARES RUSSELL 2000 ETF(d)	1,646,649	1,694,172
		1,646,649	1,694,172	0.49%
	Sub-total Investment Companies:	1,646,649	1,694,172	0.49%
Master Limited Partnerships:
Industrials:
25,818	STEEL PARTNERS HOLDINGS L.P.(b)	359,035	361,452
		359,035	361,452	0.11%
	Sub-total Master Limited Partnerships:	359,035	361,452	0.11%
Preferred Stocks:
Industrials:
184,080	STEEL PARTNERS HOLDINGS L.P., 6.00%	3,199,053	3,867,521
		3,199,053	3,867,521	1.12%
	Sub-total Preferred Stocks:	3,199,053	3,867,521	1.12%
Rights:
Consumer Discretionary:
55,700	MEDIA GENERAL, INC. (CONTINGENT VALUE RIGHTS)(b)	-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
Warrants:
Health Care:
19,977	NANOVIBRONIX, INC.(b)(f)	200	-
		200	-	0.00%
	Sub-total Warrants:	200	-	0.00%
Short-Term Investments:
9,158,405	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO(g)	9,158,405	9,158,405
12,780,454	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 2.25%(h)	12,780,454	12,780,454
	Sub-total Short-Term Investments:	21,938,859	21,938,859	6.36%
	Grand total	$331,648,389	356,276,671	103.26%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Non-income producing assets.

(c)	Foreign security values are stated in U.S. dollars. As of June 30, 2019, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.24% of net assets.

(d)	Security is either wholly or partially on loan.

(e)	For step bonds, the coupon rate disclosed is the current rate in effect.
(f)	Security has been deemed worthless and is a Level 3 investment.
(g)	Investment relates to cash collateral received from portfolio securities loaned.

See accompanying notes to financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund
June 30, 2019 (unaudited)

(h)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2018, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $12,345,333 with net purchases of $435,121 during the six months ended June 30, 2019.

See accompanying notes to financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Small Companies Fund

June 30, 2019 (unaudited)

Clearwater Small Companies Fund Portfolio Diversification

(as a percentage of net assets)

See accompanying notes to financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

		Maturity	Coupon			Percent of
Par/Shares	Security	date	rate	Cost	Fair value (a)	net assets
Closed-End Funds:
227,600	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$2,360,733	2,874,588
54,180	BLACKROCK MUNICIPAL INCOME QUALITY TRUST			739,165	745,517
19,200	BLACKROCK MUNIENHANCED FUND INC			201,815	213,120
58,171	BLACKROCK MUNIHOLDINGS FUND II INC			822,153	877,800
91,327	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,010,095	1,214,649
77,015	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			972,439	968,849
35,700	BLACKROCK MUNIHOLDINGS QUALITY FUND INC			474,032	443,751
55,111	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			701,111	762,185
142,461	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,846,525	1,957,414
51,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			729,423	724,834
102,096	BLACKROCK MUNIYIELD QUALITY FUND II INC			1,309,732	1,282,326
118,472	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,572,465	1,563,830
36,970	BNY MELLON STRATEGIC MUNICIPAL BOND FUND INC			301,534	293,172
83,165	DWS MUNICIPAL INCOME TRUST			940,535	937,270
178,050	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,985,371	1,958,550
113,205	INVESCO MUNICIPAL OPPORTUNITY TRUST			1,410,253	1,392,422
60,000	INVESCO MUNICIPAL TRUST			773,718	739,200
76,122	INVESCO QUALITY MUNICIPAL INCOME TRUST			868,956	945,435
60,000	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			774,122	760,200
53,000	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			748,312	841,110
245,475	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			3,273,528	3,390,010
19,000	NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND			247,059	246,430
15,963	NUVEEN MICHIGAN QUALITY MUNICIPAL INCOME FUND			214,604	216,458
52,779	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			723,142	720,433
54,741	NUVEEN QUALITY MUNICIPAL INCOME FUND			752,960	766,374
28,000	PUTNAM MUNICIPAL OPPORTUNITIES TRUST			371,050	354,480
19,613	WESTERN ASSET MUNICIPAL PARTNERS FUND INC			246,036	292,234
	Sub-total Closed-End Funds:			26,370,868	27,482,641	5.03%
Municipal Bonds:
500,000	9TH AVENUE MET DIST #2 CO	12/1/2048	5.00	500,000	519,425
2,350,000	ACALANES CA UNION HIGH SCH DIST (Step to 6.55% on 8/1/2024)(b)	8/1/2039	0.00	1,695,982	2,429,148
1,000,000	AEROTROPOLIS REGL TRANPRTN AUTH CO SPL REVENUE	12/1/2051	5.00	1,015,450	1,017,300
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,086,359	1,138,500
640,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	629,830	656,749
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,000	505,910
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(c)	12/1/2010	5.40	350,000	17,500
610,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	610,000	628,532
500,000	ALTA LAKES CMNTY DEV DIST FL SPL ASSMNT	5/1/2039	4.40	497,360	499,970
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,014,628	1,140,130
1,000,000	ALVORD CA UNIF SCH DIST (Step to 7.35% on 8/1/2026)(b)	8/1/2046	0.00	602,588	1,104,690
1,000,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	978,056	1,026,090
500,000	ARIZONA ST INDL DEV AUTH EDU REVENUE(d)	7/15/2038	5.75	523,504	560,350
1,000,000	ARIZONA ST INDL DEV AUTH MF HSG REVENUE	1/1/2038	5.38	1,000,000	1,026,660
1,835,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,802,201	1,940,090
500,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	6/15/2036	5.00	505,785	509,950
650,000	ARLINGTON TX SPL TAX REVENUE	2/15/2041	5.00	699,328	729,391
400,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	400,000	413,348
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	511,509	556,205
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	503,907	534,555
1,350,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,260,747	1,389,015
1,000,000	BELLALAGO FL EDUCTNL FACS BENEFIT DIST CAPITAL IMPT REVENUE	5/1/2030	4.38	986,815	1,094,400
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,187,564	1,346,873
865,000	BEXAR CNTY TX HSG FIN CORP(e)(f)	2/1/2035	3.75	865,000	896,477

See accompanying notes to financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

		Maturity	Coupon			Percent of
Par/Shares	Security	date	rate	Cost	Fair value (a)	net assets
Municipal Bonds (Cont’d):
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	$2,062,317	2,180,500
500,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2035	6.25	500,000	541,730
225,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2045	6.25	225,000	241,364
1,500,000	BOLINGBROOK IL SPL SVC AREA SPL TAX	3/1/2030	4.00	1,555,112	1,647,930
750,000	BROADWAY STATION MET DIST #2 CO	12/1/2048	5.13	750,000	780,893
650,000	BUFFALO HIGHLANDS MET DIST	12/1/2038	5.25	651,939	669,344
1,150,000	BURBANK IL EDUCTNL FACS REVENUE(d)	9/1/2035	6.00	1,150,000	1,269,853
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,037,603	1,224,320
380,000	BUTLER CNTY PA GEN AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.70%)(e)	10/1/2034	2.25	380,000	365,229
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	502,669	542,575
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE	8/1/2029	6.00	1,492,612	1,936,545
1,370,000	CAPITAL TRUST AGY FL CHRT SCH REVENUE	2/1/2035	5.38	1,370,000	1,409,456
750,000	CAPITAL TRUST AGY FL REVENUE	4/1/2035	7.00	750,000	752,340
1,750,000	CAPITAL TRUST AGY FL REVENUE(d)	12/1/2035	6.75	1,746,431	1,804,845
750,000	CAPITAL TRUST AGY FL REVENUE(d)	7/1/2037	6.75	750,000	788,228
750,000	CAPITAL TRUST AGY FL SENIOR LIVING REVENUE(d)	8/1/2027	5.00	750,000	772,268
750,000	CAPITAL TRUST AGY FL SENIOR LIVING REVENUE(d)	8/1/2032	5.38	750,000	779,085
500,000	CAPITAL TRUST AGY FL STUDENT HSG REVENUE(d)	12/1/2043	5.25	515,703	518,780
1,000,000	CARLSBAD CA UNIF SCH DIST (Step to 6.13% on 8/1/2021)(b)	8/1/2031	0.00	880,421	1,226,120
705,000	CARMEL IN REVENUE(c)	11/15/2022	6.00	699,554	493,500
1,000,000	CARMEL IN REVENUE(c)	11/15/2027	7.00	1,011,374	700,000
750,000	CELEBRATION POINTE CMNTY DEV DIST #1 FL SPL ASSMNT REVENUE(d)	5/1/2032	5.00	754,809	806,505
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,011,231	1,081,060
365,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	328,558	365,533
1,000,000	CHICAGO HEIGHTS IL	12/1/2029	4.50	1,054,043	1,085,630
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,001,246	1,110,950
1,000,000	CHICAGO IL PARK DIST	1/1/2028	5.00	1,093,277	1,115,930
1,000,000	CLACKAMAS CNTY OR HOSP FAC AUTH REVENUE	11/15/2052	5.00	1,044,400	1,118,500
1,500,000	CLOVIS CA UNIF SCH DIST(g)	8/1/2030	0.00	768,937	930,705
650,000	CMWLTH FING AUTH PA TOBACCO MASTER SETTLEMENT PAYMENT REV	6/1/2039	4.00	646,885	706,667
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	737,308	807,742
750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(d)	5/15/2026	7.25	750,000	743,708
1,750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(d)	5/15/2044	8.13	1,915,608	1,737,785
500,000	COLORADO SCIENCE AND TECH PARK MET DIST #1	12/1/2033	5.00	506,106	527,845
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	994,919	1,025,670
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE(d)	9/1/2046	5.00	1,006,106	1,011,170
1,250,000	COLORADO ST HLTH FACS AUTH HOSP REVENUE	12/1/2048	5.00	1,312,861	1,416,462
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	989,306	1,122,290
1,000,000	COLTON CA JT UNIF SCH DIST (Step to 5.80% on 8/1/2021)(b)	8/1/2035	0.00	887,698	1,093,310
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG FIN PROGRAM	11/15/2035	3.88	1,000,000	1,066,220
515,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2038	3.95	515,000	538,644
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	5,063,600
500,000	COPPERLEAF CO MET DIST #2	12/1/2030	5.25	500,000	524,450

See accompanying notes to financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

		Maturity	Coupon			Percent of
Par/Shares	Security	date	rate	Cost	Fair value (a)	net assets
Municipal Bonds (Cont’d):
500,000	COPPERLEAF CO MET DIST #2	12/1/2045	5.75	$500,000	524,300
1,105,000	CORONA-NORCO CA UNIF SCH DIST	8/1/2039	6.80	1,104,306	1,498,015
637,000	CORTLAND IL SPL TAX REVENUE(c)	3/1/2017	5.50	633,881	127,400
500,000	COVENTRY OH LOCAL SCH DIST	11/1/2037	5.25	502,717	535,160
750,000	CRYSTAL CO CROSSING MET DIST	12/1/2040	5.25	750,000	770,078
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,006,150	1,127,230
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,000,000	2,007,560
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,000,000	1,003,950
800,000	DAUPHIN CNTY PA GEN AUTH UNIV REVENUE(d)	10/15/2022	4.00	798,695	811,008
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,014,671	1,128,620
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	492,609	521,490
1,000,000	DAYTON-MONTGOMERY CNTY OH PORT AUTH PROJ REVENUE	1/15/2040	7.00	1,000,000	1,026,160
500,000	DECATUR IL	3/1/2034	5.00	510,408	552,130
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(g)	2/1/2029	0.00	603,980	583,140
210,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	210,000	210,399
1,000,000	DENVER CO URBAN RENEWAL AUTH TAX INCR REVENUE(d)	12/1/2039	5.25	985,158	1,057,120
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	528,010
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,065,160
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,076,770
1,200,000	DIST OF COLUMBIA REVENUE	7/1/2037	5.00	1,200,000	1,287,948
1,000,000	DISTRICT OF COLUMBIA HSG FIN AGY	9/1/2043	4.05	1,000,000	1,070,510
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	1,044,170
500,000	DOWDEN WEST CMNTY DEV DIST FL SPL ASSMNT REVENUE(d)	5/1/2039	5.40	500,000	524,855
3,000,000	DUBLIN CA UNIF SCH DIST(g)	8/1/2034	0.00	1,163,189	1,167,960
1,000,000	EAST CHICAGO IN SAN DIST REVENUE	7/15/2035	4.00	993,270	1,067,170
1,500,000	EAST MORGAN CNTY CO HOSP DIST COPS	12/1/2038	5.88	1,500,000	1,509,990
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,028,770	2,133,548
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	743,458	752,820
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,046,909	1,217,790
1,000,000	ENCINITAS CA UNION SCH DIST (Step to 6.75% on 8/1/2022)(b)	8/1/2035	0.00	815,054	1,266,060
1,155,000	ENTERPRISE CA ELEM SCH DIST (Step to 6.20% on 8/1/2021)(b)	8/1/2035	0.00	1,017,029	1,412,958
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,055,260
1,000,000	ESCAMBIA CNTY FL HSG FIN AUTH SF MTGE REVENUE	10/1/2049	3.75	1,000,000	1,029,820
600,000	ESCONDIDO CA SPL TAX	9/1/2036	5.00	636,526	696,102
750,000	EVANSVILLE IN MF HSG REVENUE	1/1/2038	5.45	750,000	777,338
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	501,025
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,000,095	1,005,790
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(c)	5/1/2013	5.75	314,118	198,450
715,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	715,000	793,643
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(d)	6/15/2035	6.00	1,000,948	1,095,020
140,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	140,068	142,575
825,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2035	3.75	825,000	860,599
605,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2039	4.20	605,000	619,260
2,000,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2045	4.20	2,000,000	2,159,260
1,200,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(d)	8/25/2026	8.50	1,200,000	1,344,456
1,000,000	FRANKLIN CNTY KS UNIF SCH DIST #290	9/1/2039	4.75	1,037,276	1,127,650
1,000,000	FRANKLIN TN HLTH & EDUCTNL FACS BRD REVENUE(d)	6/1/2027	6.50	1,000,000	1,050,670
845,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	735,013	845,084

See accompanying notes to financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

		Maturity	Coupon			Percent of
Par/Shares	Security	date	rate	Cost	Fair value (a)	net assets
Municipal Bonds (Cont’d):
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	$3,500,000	3,602,585
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	2,048,000
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2038	3.85	1,000,000	1,062,600
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2039	4.00	1,000,000	1,062,010
2,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2040	3.80	2,500,000	2,609,300
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2041	3.85	1,003,439	1,027,090
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,942,526	1,997,911
1,100,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2048	4.00	1,100,000	1,162,007
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2048	4.20	2,014,157	2,146,760
600,000	GLENDALE AZ INDL DEV AUTH	11/15/2036	5.00	616,141	645,990
550,000	GLENDALE AZ INDL DEV AUTH	11/15/2046	5.25	558,357	578,419
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE (Step to 5.50% on 10/1/2023)(b)	10/1/2035	0.00	1,190,294	1,567,695
950,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	930,820	1,012,462
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE	8/15/2021	6.75	1,250,000	1,258,137
1,500,000	HARTNELL CA CMNTY CLG DIST (Step to 7.00% on 8/1/2022)(b)	8/1/2034	0.00	1,213,260	1,702,605
3,500,000	HEALDSBURG CA UNIF SCH DIST (Step to 4.60% on 8/1/2022)(b)	8/1/2037	0.00	3,039,788	3,421,215
1,000,000	HELENDALE CA SCH DIST (Step to 6.25% on 8/1/2019)(b)	8/1/2034	0.00	994,180	1,348,360
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	753,612	833,467
800,000	HERITAGE HARBOUR FL N CDD SPL ASSMNT	5/1/2034	5.00	800,000	870,248
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,018,111	1,144,980
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	1,521,676	1,669,995
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2024	7.00	750,000	831,525
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2029	7.38	743,283	828,330
1,000,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2044	8.00	1,047,664	1,128,000
1,500,000	ILLINOIS ST	2/1/2030	4.00	1,493,529	1,635,420
500,000	ILLINOIS ST	7/1/2033	5.50	498,790	550,025
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,068,060
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	680,332	738,052
515,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	515,000	515,433
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2036	5.00	501,419	533,465
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	767,313	802,035
500,000	ILLINOIS ST FIN AUTH REVENUE	5/1/2038	5.25	509,002	532,675
1,450,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2038	5.13	1,409,554	1,497,777
1,000,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2045	5.00	1,062,516	1,081,160
395,000	ILLINOIS ST HSG DEV AUTH	7/1/2034	4.95	395,000	407,857
1,000,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2041	3.88	1,000,000	1,049,830
1,000,000	ILLINOIS ST SALES TAX REVENUE	6/15/2033	5.00	1,074,622	1,139,530
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,575,919	1,676,715
1,000,000	IMPERIAL CA CMNTY CLG DIST	8/1/2040	6.75	1,007,737	1,321,060
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,024,362	3,254,760
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	494,239	533,520
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	988,447	1,108,130
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,025,057	1,068,720
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	5.88	527,007	560,665
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	987,773	1,128,620
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2046	5.25	1,032,639	1,124,400
1,500,000	INDIANA ST HSG & CMNTY DEV AUTH MF HSG REVENUE	1/1/2036	5.75	1,500,000	1,521,120
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2036	5.00	1,632,541	1,653,360
700,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE(d)	1/1/2038	5.25	686,169	769,916
630,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	630,000	643,860
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,014,270
1,300,000	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE(d)	11/15/2036	5.75	1,300,000	1,169,311
885,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	874,995	925,958
550,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	550,000	551,496

See accompanying notes to financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

		Maturity	Coupon			Percent of
Par/Shares	Security	date	rate	Cost	Fair value (a)	net assets
Municipal Bonds (Cont’d):
1,000,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2037	5.25	$1,019,307	1,119,430
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	519,429	543,110
750,000	LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE(d)	12/1/2037	6.50	750,000	774,443
240,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2025	4.25	239,626	246,989
1,600,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,588,217	1,737,552
730,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	730,000	791,210
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	1,000,000	1,083,970
1,300,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,300,000	1,353,196
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(d)	5/1/2037	5.00	744,740	789,135
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2037	5.25	745,647	809,310
700,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2038	5.00	700,000	726,740
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(d)	5/1/2039	5.30	1,000,000	1,065,380
500,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.50	492,713	501,945
1,000,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2025	5.00	991,140	1,026,160
500,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2035	5.50	500,000	518,325
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	744,667	773,513
465,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	465,000	485,079
750,000	LEYDEN ROCK MET DIST #10	12/1/2045	5.00	766,724	779,910
1,000,000	LITTLETON VLG MET DIST #2 COLO SPL REV	12/1/2045	5.38	996,467	1,031,810
315,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REV	5/1/2024	5.63	315,000	326,176
225,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2026	4.00	224,733	228,060
500,000	LONG LAKE RESERVE CMNTY DEV DIST SPL ASSMNT	5/1/2038	5.00	498,765	519,500
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	1,010,535	1,119,360
500,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2025	5.25	526,207	537,225
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,013,120	1,116,780
700,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(d)	11/1/2037	5.65	700,000	778,785
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(d)	7/1/2039	5.00	1,069,786	1,079,170
750,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(d)	11/1/2044	4.40	750,000	755,228
700,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(d)	11/1/2039	5.50	700,000	747,999
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	532,445	565,546
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	747,495	789,202
400,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.70%)(e)	2/15/2036	2.39	400,000	386,948
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	493,831	531,150
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,557,634	1,638,795
1,480,000	LUZERNE CNTY PA	11/1/2026	7.00	1,484,874	1,505,841
1,000,000	MACON & MOULTRIE CNTYS IL CMNTY SCH DIST #3 MOUNT ZION	12/1/2041	5.50	1,017,986	1,122,010
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,006,710	1,046,610

See accompanying notes to financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
June 30, 2019 (unaudited)

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,080,000	MACOUPIN SANGAMON & MONTGOMERY CNTYS IL CMNTY SCH DIST #34	12/1/2037	4.25	$1,107,501	1,136,246
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(c)	5/1/2014	5.60	250,000	45,000
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2035	4.00	1,000,000	1,052,720
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2036	3.90	1,000,000	1,060,180
1,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.85	1,500,000	1,560,990
500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2042	4.05	500,000	526,190
430,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	430,000	450,090
1,000,000	MALTA IL TAX INCR REVENUE(c)	12/30/2025	5.75	1,000,000	320,000
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	496,742	542,395
800,000	MARICOPA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2035	5.00	844,952	846,408
750,000	MARICOPA CNTY AZ INDL DEV AUTH SENIOR LIVING FACS REVENUE(d)	1/1/2036	5.75	742,070	786,240
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(g)	9/1/2041	0.00	149,271	26,177
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	374,582	232,033
745,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	758,165	764,258
750,000	MARTINEZ CA UNIF SCH DIST	8/1/2035	6.13	747,939	933,195
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	525,500
568,716	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	586,336	19,479
775,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	767,428	810,340
700,000	MASSACHUSETTS ST DEV FIN AGY REVENUE(d)	10/1/2047	5.00	747,784	761,600
1,500,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	6/1/2049	4.00	1,518,384	1,580,670
530,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	530,000	537,690
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	700,000	748,195
700,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	700,000	747,782
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,075,040
625,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2040	5.05	625,000	625,444
2,770,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	2,770,000	2,839,721
1,975,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2046	4.20	1,975,000	2,103,533
160,000	MEAD NE TAX INCR REVENUE(c)	7/1/2012	5.13	160,000	6,640
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,024,973	1,080,690
600,000	MERRILLVILLE IN ECON DEV REVENUE	4/1/2036	5.75	600,000	589,818
500,000	MET PIER & EXPOSITION AUTH IL REVENUE	6/15/2057	5.00	520,272	548,705
135,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	131,055	141,082
750,000	MICHIGAN ST FIN AUTH REVENUE	11/15/2035	5.25	745,886	783,345
1,850,000	MICHIGAN ST HSG DEV AUTH	10/1/2035	4.10	1,850,000	1,954,876
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2036	3.70	1,000,000	1,044,220
600,000	MICHIGAN ST HSG DEV AUTH	10/1/2042	3.75	600,000	623,022
1,650,000	MICHIGAN ST HSG DEV AUTH	10/1/2043	4.00	1,650,000	1,749,495
230,000	MICHIGAN ST HSG DEV AUTH	12/1/2045	3.70	230,000	234,108
2,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2038	4.13	2,500,000	2,696,775
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2049	4.00	1,003,684	1,056,230
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	500,905
185,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	185,000	185,000
375,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	375,000	375,000
1,000,000	MISHAWAKA IN MF HSG REVENUE(d)	1/1/2038	5.38	1,000,000	1,031,290
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	979,308	1,055,390
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG(d)	11/1/2039	4.55	1,000,000	1,011,320
975,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2048	3.80	975,000	1,024,257

See accompanying notes to financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
June 30, 2019 (unaudited)

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2049	3.35	$500,000	500,685
920,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	920,000	944,334
600,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	600,000	649,158
1,000,000	MONTANA ST BRD OF HSG	6/1/2045	4.00	1,000,000	1,065,600
935,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2037	3.95	935,000	991,614
835,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2038	4.00	837,168	883,330
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	513,565
890,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVENUE	7/1/2038	4.00	890,000	906,260
700,000	MORONGO BAND OF MISSION INDIANS CA REVENUE(d)	10/1/2042	5.00	700,000	778,491
611,973	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	611,972	550,775
200,000	MOUNT CARBON CO MET DIST REVENUE(c)	6/1/2043	8.00	-	44,000
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	515,817	537,915
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	613,164	675,627
323,000	N CENTRL TEXAS ST HLTH FAC DEV CORP	2/15/2025	5.38	323,000	323,388
355,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	355,000	376,790
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,068,540
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2042	6.20	999,250	1,221,100
600,000	NASHVILLE MET DEV & HSG AGY TN TAX INCR REVENUE(d)	6/1/2036	5.13	600,000	652,050
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,083,690
500,000	NAVAJO NATION AZ(d)	12/1/2030	5.50	525,605	563,410
570,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2035	3.75	570,000	605,790
970,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2035	3.90	970,000	1,017,016
940,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	3.85	940,000	969,159
105,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	105,000	105,689
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	975,361	1,067,770
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,049,160
1,500,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2052	4.00	1,500,000	1,569,345
255,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	255,000	257,917
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2034	5.00	1,006,600	1,080,620
750,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2035	5.50	761,336	807,705
750,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE(d)	8/15/2036	5.00	754,020	766,290
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE	8/15/2036	5.50	1,003,325	1,029,730
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE(d)	8/15/2037	6.00	1,016,379	1,067,820
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,136,552	1,213,916
750,000	NEW JERSEY ST ECON DEV AUTH	6/15/2037	5.00	779,752	858,397
500,000	NEW JERSEY ST ECON DEV AUTH	6/15/2042	5.00	538,540	560,695
750,000	NEW JERSEY ST ECON DEV AUTH REVENUE	7/15/2047	5.00	799,486	828,757
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	1,042,040
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	968,990	1,007,310
825,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2030	4.50	825,000	863,131
3,425,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2035	3.75	3,425,000	3,632,966
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	4/1/2049	4.00	1,002,922	1,061,810

See accompanying notes to financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
June 30, 2019 (unaudited)

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	$508,421	556,035
195,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	195,000	195,472
395,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	395,000	396,288
655,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	655,000	668,578
975,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	975,000	1,005,069
1,530,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2043	3.85	1,530,000	1,612,880
905,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2046	3.80	905,000	937,716
770,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	3.90	770,000	811,087
1,000,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	4.00	1,002,099	1,056,800
1,000,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	4.00	1,000,000	1,070,270
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.00	114,821	1
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2037	3.80	1,000,000	1,024,020
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2039	4.30	1,000,000	1,048,630
600,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2042	3.85	601,709	623,550
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2047	3.65	1,000,000	1,027,630
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2049	3.95	1,000,000	1,052,010
2,000,000	NEW YORK CITY NY MUNI WTR FIN AUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,112,142	2,243,020
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2041	4.10	1,000,000	1,061,930
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2042	4.00	1,000,000	1,056,640
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2048	3.95	1,000,000	1,051,090
1,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2034	3.65	1,500,000	1,556,925
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	542,880
4,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	4,000,000	4,100,120
940,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2036	3.90	940,000	993,326
435,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	435,000	442,456
1,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2043	4.20	1,000,000	1,079,990
1,490,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2048	3.80	1,490,000	1,548,259
1,000,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2037	3.85	1,000,000	1,056,930
995,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2041	3.95	1,007,887	1,046,471
1,000,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2048	4.00	1,000,000	1,056,730
600,000	NORTH CAROLINA ST MED CARE COMMISSION RETMNT FACS REVENUE	10/1/2038	5.00	596,299	651,786
480,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2048	4.00	509,825	515,141
565,000	NORTH LAS VEGAS NV LOCAL IMPT(d)	12/1/2027	4.00	552,351	581,470
565,000	NORTH LAS VEGAS NV LOCAL IMPT(d)	12/1/2037	5.00	566,150	604,510
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	522,685
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,001,737	1,025,760
1,400,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2029	5.00	1,407,001	1,494,248
500,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2037	5.00	509,969	532,085
2,000,000	OAK PARK CA UNIF SCH DIST (Step to 7.10% on 8/1/2021)(b)	8/1/2038	0.00	1,730,807	2,567,380
580,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	579,297	590,063
920,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	825,892	936,321
1,495,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2048	4.00	1,495,000	1,597,647
1,500,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	3/1/2049	4.00	1,500,000	1,589,790
1,000,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2049	3.35	1,000,000	1,006,170
50,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	50,000	50,075
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2034	5.00	1,037,654	1,103,390

See accompanying notes to financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
June 30, 2019 (unaudited)

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2035	5.00	$778,631	839,925
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2047	5.00	1,071,483	1,095,790
655,000	ORANGE CNTY FL HSG FIN AUTH	9/1/2035	3.80	655,000	683,309
2,000,000	OREGON ST	12/1/2039	3.90	2,000,000	2,068,840
645,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2035	3.75	645,000	667,839
780,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	780,000	796,084
1,280,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2048	3.75	1,280,000	1,325,709
500,000	PALISADE CO MET DIST #2 LIMITED TAX	12/1/2046	5.00	511,074	511,390
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2034	7.25	500,000	561,570
1,200,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2036	5.00	1,306,033	1,330,464
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2049	7.50	492,658	564,410
1,000,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2031	5.00	1,026,759	1,072,530
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.65%)(e)	7/1/2039	2.20	500,000	438,290
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	3.95	1,000,000	1,059,450
490,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	490,000	503,642
3,200,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2040	4.05	3,200,000	3,343,146
1,835,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.65	1,835,000	1,899,629
535,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	535,000	542,560
745,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	4.00	745,000	783,598
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2047	4.00	1,000,000	1,056,380
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2049	3.40	1,000,000	1,010,950
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE	12/1/2035	5.13	1,929,302	2,038,058
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE (Step to 4.60% on 12/1/2021)(b)	12/1/2037	0.00	1,340,215	1,519,500
1,000,000	PEORIA AZ INDL DEV AUTH	11/15/2029	5.25	1,000,000	1,018,180
300,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	6/15/2023	6.13	300,000	320,841
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	739,835	785,363
1,000,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(d)	7/1/2036	5.13	985,983	1,076,920
750,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE	7/1/2042	6.30	778,421	822,757
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	2,516,755	2,721,700
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,053,790	1,151,280
900,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	12/1/2026	5.25	900,000	951,408
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	7,859	10,081
1,370,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	6/15/2035	5.38	1,465,035	1,489,286
750,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(d)	6/15/2037	4.75	736,654	768,443
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(g)	9/1/2031	0.00	1,331,155	1,246,376
725,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	717,613	765,470
750,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2035	5.13	750,000	792,547

See accompanying notes to financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund
June 30, 2019 (unaudited)

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
2,000,000	PORT SAINT LUCIE FL RESEARCH FACS REVENUE	5/1/2033	5.00	$2,013,634	2,058,360
1,000,000	PROMENADE CASTLE ROCK CO MET DIST #1	12/1/2025	5.13	1,000,000	1,053,190
200,000	PUBLIC FIN AUTH WI CCRC REVENUE(d)	6/1/2020	7.00	199,563	207,318
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE(d)	6/1/2046	8.25	1,539,938	1,668,300
16,520	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2046	0.00	836	551
18,299	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2047	0.00	907	606
17,930	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2048	0.00	875	590
17,786	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2049	0.00	853	581
17,496	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2050	0.00	826	567
18,980	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2051	0.00	883	611
451,406	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(e)(f)	7/1/2051	3.75	449,050	405,530
19,357	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2052	0.00	886	619
19,095	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2053	0.00	862	607
18,909	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2054	0.00	841	599
18,634	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2055	0.00	817	586
18,360	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2056	0.00	795	574
95,189	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)	7/1/2056	5.50	95,098	90,964
18,454	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2057	0.00	1,573	574
18,165	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2058	0.00	763	562
17,992	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2059	0.00	747	554
17,834	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2060	0.00	733	547
17,573	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2061	0.00	714	537
17,400	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2062	0.00	699	529
17,125	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2063	0.00	681	518
16,967	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2064	0.00	668	510
16,823	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2065	0.00	656	504
16,731	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2066	0.00	646	499
215,987	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(d)(g)	1/1/2067	0.00	8,022	6,424
535,000	PUBLIC FIN AUTH WI REVENUE	4/1/2025	5.00	537,647	571,000
1,250,000	PUBLIC FIN AUTH WI REVENUE(d)	11/1/2028	6.25	1,250,000	1,395,950
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	633,876
1,000,000	PUBLIC FIN AUTH WI REVENUE(d)	1/1/2033	6.13	988,611	1,092,700
341,645	PUBLIC FIN AUTH WI REVENUE(g)	10/1/2042	0.00	377,495	65,018
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	536,400	524,213
450,000	PUBLIC FIN AUTH WI REVENUE(d)	12/1/2048	5.50	450,000	481,352
1,130,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE(d)	11/15/2024	5.00	1,127,329	1,221,462
520,000	PUBLIC FIN AUTH WIS ED REV(d)	6/15/2049	5.00	527,596	544,211
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,573,290
930,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	930,000	1,024,748
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2034	7.50	746,530	868,987
1,000,000	REDONDO BEACH CA UNIF SCH DIST	8/1/2034	6.38	997,855	1,305,790

See accompanying notes to financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	REEF-SUNSET CA UNIF SCH DIST (Step to 4.85% on 8/1/2021)(b)	8/1/2038	0.00	$678,739	767,805
665,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	662,434	684,657
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	770,115
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,013,535	1,204,110
1,000,000	ROCHESTER MN	9/1/2038	5.13	1,000,000	1,028,660
500,000	ROWLEY MA	5/1/2027	4.00	500,000	500,930
1,500,000	S TAHOE CA JT PWRS FING AUTH LEASE REVENUE	10/1/2030	5.00	1,595,197	1,725,135
425,000	S WSTRN IL DEV AUTH(c)	10/1/2022	7.00	425,000	246,500
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.57%)(e)	6/1/2039	2.26	350,000	330,628
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	759,850	788,437
750,000	SAINT TAMMANY LA PUBLIC TRUST FING AUTH	11/15/2037	5.25	758,704	803,842
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	526,170
1,500,000	SAN GABRIEL CA UNIF SCH DIST	8/1/2039	5.35	1,496,760	1,662,705
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,031,526	1,128,280
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	505,288	544,375
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,009,451	1,142,440
1,000,000	SCOTTS BLUFF CNTY NE HOSP AUTH	2/1/2037	5.25	1,045,075	1,104,650
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	778,572	871,324
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	490,508	526,560
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2019	5.35	134,965	375
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	5.55	556,862	1,563
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(c)	1/1/2029	6.00	-	1
525,000	SHERIDAN AR SCH DIST #37	2/1/2047	4.00	533,892	539,054
190,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	186,609	205,322
500,000	SNOHOMISH CNTY WA HSG AUTH	4/1/2044	4.00	508,896	528,175
200,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	198,420	201,524
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,041,949	1,115,070
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,446,694	1,663,074
500,000	SOUTH DAKOTA ST HLTH & EDUCTNL FACS AUTH	9/1/2032	5.00	499,500	515,105
1,000,000	SPRINGDALE AR SALES & USE REVENUE	4/1/2041	3.60	971,986	1,025,680
500,000	ST VRAIN LAKES MET DIST #2	12/1/2037	5.00	500,000	518,850
1,000,000	STC MET DIST #2 CO	12/1/2038	6.00	972,024	1,032,880
142,538	STERLING HILL FL CDD CAPITAL IMPT REVENUE(c)	11/1/2010	5.50	142,538	91,224
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,055,845	1,104,360
2,320,000	SULPHUR SPRINGS CA UNION SCH DIST COPS	12/1/2037	6.50	2,318,211	2,848,851
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,484,037	1,577,025
1,100,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2040	5.00	1,149,774	1,222,936
500,000	TALLMAN GULCH MET DIST CO	12/1/2047	5.25	500,000	507,310
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,048,326	1,105,110
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE(c)	11/15/2022	5.50	1,000,000	700,000
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2024	5.63	750,000	756,023
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2035	5.00	772,660	758,925

See accompanying notes to financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,485,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2037	6.63	$1,507,271	1,704,810
750,000	TAYLOR MI BROWNFIELD REDEV AUTH	5/1/2032	5.00	779,314	833,482
500,000	TEMPE AZ INDL DEV AUTH REVENUE(d)	10/1/2024	4.70	498,821	512,965
500,000	TEMPE AZ INDL DEV AUTH REVENUE(d)	10/1/2037	6.00	502,857	570,380
820,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2031	3.60	826,968	836,876
985,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2042	3.85	985,000	1,035,511
985,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2042	3.90	985,000	1,033,285
2,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2044	4.00	2,014,951	2,135,420
990,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2049	3.95	990,000	1,042,044
1,985,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2049	4.05	1,985,000	2,109,718
520,000	TENNESSEE ST HSG DEV AGY	1/1/2035	3.85	520,000	545,345
1,000,000	TEXAS ST AFFORDABLE HSG CORP SF MTGE REVENUE	3/1/2050	4.00	1,025,790	1,062,110
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2048	4.25	1,019,355	1,067,950
700,000	TOBACCO SETTLEMENT FING CORP NJ	6/1/2046	5.00	704,967	750,393
500,000	TOLOMATO FL CDD	5/1/2037	4.25	500,000	500,395
50,000	TOLOMATO FL CDD (Step to 6.61% on 5/1/2022)(b)	5/1/2040	0.00	46,434	42,261
115,000	TOLOMATO FL CDD (Step to 6.61% on 11/1/2024)(b)	5/1/2040	0.00	79,609	78,889
185,000	TOLOMATO FL CDD (Step to 6.61% on 11/1/2021)(b)	5/1/2040	0.00	160,015	154,257
1,500,000	TOLOMATO FL CDD	5/1/2040	3.75	1,441,127	1,567,275
125,000	TOLOMATO FL CDD(c)	5/1/2040	6.61	-	1
85,000	TOLOMATO FL CDD	5/1/2040	6.61	83,333	85,246
1,000,000	TRACY CA JT UNIF SCH DIST (Step to 7.30% on 8/1/2027)(b)	8/1/2041	0.00	653,501	954,600
600,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2046	7.13	630,608	650,160
750,000	TRAVIS CNTY TX HLTH FACS DEV CORP(e)(f)	1/1/2047	5.25	750,000	772,058
700,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2038	5.38	700,000	739,494
500,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	498,648	540,925
1,250,000	TUSTIN CA UNIF SCH DIST (Step to 6.00%on 8/1/2019)(b)	8/1/2028	0.00	1,239,530	1,364,462
485,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2023	6.50	480,424	501,650
750,000	UPPER IL RIVER VLY DEV AUTH(d)	12/1/2022	4.00	745,258	749,265
750,000	UPPER IL RIVER VLY DEV AUTH(d)	12/1/2037	5.25	767,100	779,423
1,000,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(d)	7/15/2033	4.65	989,793	1,010,980
1,500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	10/15/2033	6.50	1,500,000	1,502,835
1,000,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(d)	4/15/2045	6.00	1,007,067	1,013,780
120,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	120,000	121,870
490,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	481,862	502,103
1,000,000	VANCOUVER WA HSG AUTH	8/1/2034	3.75	983,007	1,057,310
500,000	VELOCITY MET DIST #3 CO	12/1/2039	5.38	500,000	518,050
680,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	677,363	725,370
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	1,055,640
3,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	3,490,250	3,610,985
1,170,000	VLG FL CDD #7 SPL ASSMNT REVENUE	5/1/2036	4.00	1,162,907	1,233,355
530,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2025	6.00	532,621	579,820
1,000,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2031	5.00	1,001,506	1,107,950
750,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2031	5.00	795,623	813,780
675,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2035	5.75	675,000	690,937

See accompanying notes to financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
600,000	WASHINGTON ST HSG FIN COMMISSION(d)	7/1/2036	5.00	$633,291	635,556
500,000	WASHINGTON ST HSG FIN COMMISSION(d)	1/1/2038	5.00	542,992	559,785
955,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2047	4.00	1,010,030	1,004,421
4,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	4,000	4,000
105,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	6.60	104,236	105,588
1,500,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2032	3.75	1,500,000	1,580,895
495,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2047	4.13	495,000	513,290
1,500,000	WEST VLY CITY UT MUNI BLDG AUTH LEASE REVENUE	2/1/2039	5.00	1,648,636	1,753,815
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	566,513	585,481
685,000	WESTMONT IL PARK DIST(g)	12/1/2031	0.00	331,170	387,710
685,000	WESTMONT IL PARK DIST(g)	12/1/2033	0.00	288,463	338,417
1,350,000	WICHITA KS HLTH CARE FACS REVENUE	5/15/2034	6.25	1,350,000	1,351,890
600,000	WICHITA KS HLTH CARE FACS REVENUE	12/1/2036	5.25	604,552	648,084
1,000,000	WINDSHIRE PARK CO MET DIST #2	12/1/2047	6.50	1,084,351	1,105,650
740,000	WIREGRASS FL CDD CAPITAL IMPT REVENUE	5/1/2035	5.38	736,039	787,005
630,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	632,296	657,367
1,300,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2032	5.00	1,392,249	1,484,054
700,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2037	5.00	733,821	749,315
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	9/15/2040	5.00	516,435	524,465
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	2,063,862	2,164,180
1,400,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	9/15/2045	5.00	1,443,283	1,462,958
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2048	5.13	1,962,824	2,130,500
500,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2035	3.88	500,000	526,530
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2040	4.00	1,000,000	1,045,690
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2042	3.90	1,004,315	1,053,820
1,500,000	WISCONSIN ST HSG & ECON DEV AUTH	5/1/2055	4.15	1,500,000	1,584,630
935,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	929,007	1,018,224
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	745,204	797,062
1,000,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	3.90	1,000,000	1,059,580
1,645,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	1,645,000	1,692,524
350,934	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(c)	5/1/2013	5.25	351,276	294,784
	Sub-total Municipal Bonds:			470,610,480	496,447,134	90.79%
Short-Term Investments:
16,710,522	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 2.25%(h)			16,710,522	16,710,522
	Sub-total Short-Term Investments:			16,710,522	16,710,522	3.05%
	Grand total			$513,691,870	540,640,297	98.87%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	For step bonds, the coupon rate disclosed is the current rate in effect.

(c)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(e)	Variable rate security. Rate as of June 30, 2019 is disclosed.

(f)	These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand.

See accompanying notes to financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

(g)	Zero coupon bond.

(h)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2018, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $4,274,380 with net purchases of $12,436,142 for the six months ended June 30, 2019.

Diversification of investments representing geographic diversification, as a percentage of total investments at fair value, is as follows:

Geographical Diversification	Percent
Florida	10.86%
Illinois	10.31
California	8.99
Texas	6.32
New York	5.07
Colorado	4.20
Wisconsin	4.12
Pennsylvania	3.97
Georgia	3.77
Indiana	3.76
Other	38.63
100.00%

At June 30, 2019, the Fund had open futures contracts as follows:

Type	Number of Contracts	Notional Amount	Contract Position	Contract Exp.	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	108	$(13,820,625)	Short	9/19	$(269,516)
U.S. Treasury Long Bond	46	(7,157,313)	Short	9/19	(217,215)
5-Year U.S. Treasury Note	88	(10,397,750)	Short	9/19	(134,343)
					$(621,074)

See accompanying notes to financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

June 30, 2019 (unaudited)

Clearwater Tax-Exempt Bond Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Common Stocks:
Australia:
4,830	AGL ENERGY LTD.	$56,687	67,852
23,329	ALUMINA LTD.	18,928	38,161
41,047	APA GROUP	230,317	311,224
2,724	ARISTOCRAT LEISURE LTD.	41,431	58,748
2,554	ASX LTD.	51,631	147,692
65,176	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	917,668	1,290,800
70,369	BENDIGO & ADELAIDE BANK LTD.	468,821	572,082
179,910	BGP HOLDINGS PLC(b)(c)	-	-
11,117	BHP GROUP LTD.	128,168	321,241
23,686	BORAL LTD.	75,396	85,139
17,400	BRAMBLES LTD.	64,294	157,338
8,604	CHALLENGER LTD.	47,284	40,109
7,457	COCA-COLA AMATIL LTD.	47,691	53,504
971	COCHLEAR LTD.	35,893	141,001
19,339	COLES GROUP LTD.(b)	154,507	181,252
27,611	COMMONWEALTH BANK OF AUSTRALIA	1,066,004	1,604,633
41,351	CSL LTD.	2,613,904	6,241,551
14,184	DEXUS	62,970	129,253
97,180	FORTESCUE METALS GROUP LTD.	212,026	615,392
18,737	GOODMAN GROUP	48,414	197,709
12,754	GPT GROUP (THE)	47,798	55,067
17,655	HARVEY NORMAN HOLDINGS LTD.	46,984	50,446
18,683	INCITEC PIVOT LTD.	30,152	44,727
46,677	INSURANCE AUSTRALIA GROUP LTD.	120,292	270,677
12,403	LENDLEASE GROUP	80,469	113,198
7,617	MACQUARIE GROUP LTD.	165,840	670,525
24,195	MIRVAC GROUP	46,656	53,166
21,604	NATIONAL AUSTRALIA BANK LTD.	287,411	405,265
10,055	NEWCREST MINING LTD.	111,010	225,539
65,479	ORIGIN ENERGY LTD.	315,103	336,037
16,330	ORORA LTD.	16,762	37,145
416	PERPETUAL LTD.	7,027	12,336
2,468	RAMSAY HEALTH CARE LTD.	49,765	125,167
20,500	SANTOS LTD.	45,732	101,896
77,291	SCENTRE GROUP	170,541	208,367
5,884	SEEK LTD.	49,598	87,409
9,824	SONIC HEALTHCARE LTD.	79,849	186,907
101,955	SOUTH32 LTD.	70,421	227,617
11,647	STAR ENTERTAINMENT GROUP (THE) LTD.	31,304	33,688
43,370	STOCKLAND	115,690	126,968
7,589	SUNCORP GROUP LTD.	71,620	71,766
9,837	SYDNEY AIRPORT	33,263	55,525
16,365	TABCORP HOLDINGS LTD.	33,181	51,126
38,770	TELSTRA CORP. LTD.	84,588	104,791
27,592	TRANSURBAN GROUP	166,408	285,528
12,264	TREASURY WINE ESTATES LTD.	49,093	128,460
77,784	VICINITY CENTRES	126,700	133,790
17,677	WESFARMERS LTD.	430,202	448,751
78,500	WESTPAC BANKING CORP.	1,161,598	1,562,946
10,214	WOODSIDE PETROLEUM LTD.	228,766	260,728
6,250	WOOLWORTHS GROUP LTD.	142,746	145,807
7,869	WORLEYPARSONS LTD.	62,034	81,264
		10,820,637	18,957,310	3.11%
Austria:
4,693	ERSTE GROUP BANK A.G.(b)	106,346	174,181
93	IMMOFINANZ A.G.(b)	-	2,424
992	OMV A.G.	48,797	48,335
2,309	RAIFFEISEN BANK INTERNATIONAL A.G.	56,546	54,165
313	STRABAG S.E. (BEARER)	5,505	10,855
		217,194	289,960	0.05%
Belgium:
7,120	AGEAS	106,908	370,075
13,180	ANHEUSER-BUSCH INBEV S.A./N.V.	452,184	1,166,587
12,562	BARCO N.V.	982,918	2,645,443
23,739	GROUPE BRUXELLES LAMBERT S.A.	2,076,742	2,329,009
4,347	KBC GROUP N.V.	101,356	284,913

See accompanying notes to financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Belgium (Cont’d):
74,799	ONTEX GROUP N.V.	$2,261,661	1,206,065
2,190	PROXIMUS SADP	49,577	64,547
495	SOLVAY S.A., CLASS A	49,166	51,277
969	TELENET GROUP HOLDING N.V.	45,566	53,991
1,972	UCB S.A.	98,732	163,513
		6,224,810	8,335,420	1.37%
Brazil:
891,700	CAMIL ALIMENTOS S.A.(b)	2,235,422	1,667,315
446,700	GRENDENE S.A.	1,146,997	907,371
122,300	M DIAS BRANCO S.A.(b)	1,386,494	1,240,852
		4,768,913	3,815,538	0.63%
Canada:
2,489	AGNICO EAGLE MINES LTD.	77,836	127,610
4,817	ALIMENTATION COUCHE-TARD, INC., CLASS B	138,408	303,134
31,523	ALTAGAS LTD.	346,931	476,859
2,039	ATCO LTD., CLASS I	61,318	68,727
19,100	BADGER DAYLIGHTING LTD.	325,157	696,879
1,818	BANK OF MONTREAL	92,929	137,327
5,979	BANK OF NOVA SCOTIA (THE)	229,315	321,151
40,918	BARRICK GOLD CORP.	384,639	645,852
8,112	BLACKBERRY LTD.(b)	59,603	60,458
49,653	BOMBARDIER, INC., CLASS B(b)	48,169	83,415
17,842	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	164,184	853,577
11,740	CAE, INC.	85,345	315,655
6,179	CAMECO CORP.	63,421	66,247
290,300	CANACCORD GENUITY GROUP, INC.	1,083,675	1,330,075
17,800	CANADA GOOSE HOLDINGS, INC.(b)	373,770	689,002
6,639	CANADIAN IMPERIAL BANK OF COMMERCE	268,953	522,076
15,994	CANADIAN NATIONAL RAILWAY CO.	292,557	1,480,259
20,842	CANADIAN NATURAL RESOURCES LTD.	431,693	561,972
3,606	CANADIAN PACIFIC RAILWAY LTD.	112,878	849,298
20,435	CANADIAN PACIFIC RAILWAY LTD. (NEW YORK EXCHANGE)	2,575,070	4,807,129
744	CANADIAN TIRE CORP. LTD., CLASS A	50,047	81,061
4,317	CANADIAN UTILITIES LTD., CLASS A	103,924	121,841
83,565	CANADIAN WESTERN BANK	1,743,613	1,906,101
1,538	CANOPY GROWTH CORP.(b)(d)	41,295	62,093
1,570	CCL INDUSTRIES, INC., CLASS B	45,979	76,992
6,978	CGI, INC.(b)	55,128	536,478
32,000	COMPUTER MODELLING GROUP LTD.	165,063	177,893
167	CONSTELLATION SOFTWARE, INC.	49,225	157,397
32,459	CRESCENT POINT ENERGY CORP.	105,391	107,325
2,955	CRONOS GROUP, INC.(b)	52,375	47,409
54,517	DOLLARAMA, INC.	2,070,798	1,917,909
7,455	ECN CAPITAL CORP.	17,223	24,024
9,184	ENBRIDGE, INC.	333,714	331,719
40,173	ENCANA CORP.	253,707	206,149
211	FAIRFAX FINANCIAL HOLDINGS LTD.	52,589	103,564
3,611	FINNING INTERNATIONAL, INC.	63,013	65,820
5,843	FIRST QUANTUM MINERALS LTD.	37,831	55,505
6,289	FORTIS, INC.	195,157	248,333
2,389	FRANCO-NEVADA CORP.	109,265	202,770
616	GEORGE WESTON LTD.	47,137	46,743
6,104	GILDAN ACTIVEWEAR, INC.	33,435	236,227
346,100	GRAN TIERRA ENERGY, INC.(b)	841,948	541,793
7,617	HUSKY ENERGY, INC.	75,526	72,183
78,692	IMPERIAL OIL LTD.	2,773,968	2,178,895
3,057	INTER PIPELINE LTD.	44,071	47,552
1,100	INTERNATIONAL PETROLEUM CORP.(b)	2,833	4,880
1,988	KEYERA CORP.	40,155	51,159
33,281	KINROSS GOLD CORP.(b)	62,810	128,595
2,077	LOBLAW COS. LTD.	71,240	106,344
9,476	MAGNA INTERNATIONAL, INC.	61,549	471,503
31,473	MANULIFE FINANCIAL CORP.	380,571	571,996
1,723	METHANEX CORP.	23,658	78,220
3,000	METRO, INC.	54,328	112,573
111,900	MULLEN GROUP LTD.	1,576,565	811,767

See accompanying notes to financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Canada (Cont’d):
52,200	NORTH WEST (THE) CO., INC.(d)	$1,129,519	1,191,446
13,432	NUTRIEN LTD.	376,707	718,500
2,600	ONEX CORP.	105,376	156,828
6,564	OPEN TEXT CORP.	72,477	270,871
23,139	PEMBINA PIPELINE CORP.	537,455	861,385
7,859	PRAIRIESKY ROYALTY LTD.	100,764	110,424
3,681	RESTAURANT BRANDS INTERNATIONAL, INC.	137,022	255,988
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	89,824
9,354	ROGERS COMMUNICATIONS, INC., CLASS B	221,766	500,718
27,066	ROYAL BANK OF CANADA	909,444	2,150,936
34,200	RUSSEL METALS, INC.	642,295	577,160
4,800	SAPUTO, INC.	103,951	143,683
6,983	SEVEN GENERATIONS ENERGY LTD., CLASS A(b)	46,325	34,234
6,379	SHAW COMMUNICATIONS, INC., CLASS B	97,658	130,157
49,100	SHAWCOR LTD.	1,138,755	686,886
711	SHOPIFY, INC., CLASS A(b)	161,836	213,688
18,470	SHOPIFY, INC., CLASS A (NEW YORK EXCHANGE)(b)	2,192,928	5,543,771
2,748	SMARTCENTRES REAL ESTATE INVESTMENT TRUST	63,857	69,689
2,740	SNC-LAVALIN GROUP, INC.	51,508	55,405
2,648	STARS GROUP (THE), INC.(b)	43,347	45,193
11,810	SUN LIFE FINANCIAL, INC.	235,812	489,066
28,774	SUNCOR ENERGY, INC.	661,700	897,574
12,747	TC ENERGY CORP.	530,210	631,923
19,201	TECK RESOURCES LTD., CLASS B	97,101	443,094
4,548	TELUS CORP.	59,716	168,125
8,041	THOMSON REUTERS CORP.	206,631	518,731
30,016	TORONTO-DOMINION BANK (THE)	557,894	1,753,903
3,676	TOURMALINE OIL CORP.	46,277	46,822
104	TRISURA GROUP LTD.(b)	490	2,382
3,709	VERMILION ENERGY, INC.	80,183	80,578
1,150	WEST FRASER TIMBER CO. LTD.	48,190	52,426
6,930	WHEATON PRECIOUS METALS CORP.	108,261	167,594
25,967	YAMANA GOLD, INC.	47,753	65,832
		29,714,254	45,412,351	7.45%
China:
22,179	BAIDU, INC. ADR(b)(e)	3,175,349	2,602,927
1,644,500	CHINA ZHENGTONG AUTO SERVICES HOLDINGS LTD.	948,150	682,077
3,815,000	GOODBABY INTERNATIONAL HOLDINGS LTD.(b)	1,823,865	864,415
1,279,700	GREATVIEW ASEPTIC PACKAGING CO. LTD.	621,913	730,630
81,900	HOLLYSYS AUTOMATION TECHNOLOGIES LTD.	1,736,888	1,556,100
126,500	SHANGHAI HAOHAI BIOLOGICAL TECHNOLOGY CO. LTD., CLASS H(f)	723,708	689,850
88,355	TENCENT HOLDINGS LTD.	1,179,522	3,988,117
3,050,500	XTEP INTERNATIONAL HOLDINGS LTD.	1,295,642	1,839,274
		11,505,037	12,953,390	2.12%
Denmark:
74	AP MOLLER - MAERSK A/S, CLASS A	64,278	85,903
87	AP MOLLER - MAERSK A/S, CLASS B	75,031	107,912
1,846	CARLSBERG A/S, CLASS B	110,654	244,722
31,910	CHR HANSEN HOLDING A/S	1,384,338	2,996,477
1,500	COLOPLAST A/S, CLASS B	27,666	169,512
12,200	DANSKE BANK A/S	119,186	192,828
3,896	DEMANT A/S(b)	70,444	121,139
352	DRILLING CO. OF 1972 (THE) A/S(b)	22,714	27,348
27,718	DSV A/S	2,173,520	2,721,910
200	FLSMIDTH & CO. A/S	6,012	9,046
808	GENMAB A/S(b)	101,229	148,573
1,206	H LUNDBECK A/S	47,122	47,640
1,574	ISS A/S	47,072	47,502
72,477	MATAS A/S	691,581	786,143
44,542	NILFISK HOLDING A/S(b)	2,368,316	1,244,487
20,983	NOVO NORDISK A/S, CLASS B	231,686	1,069,265
3,773	NOVOZYMES A/S, CLASS B	100,500	175,943
864	ORSTED A/S(f)	68,168	74,710
3,622	PANDORA A/S	57,734	128,842
3,250	TOPDANMARK A/S	33,362	183,291
1,838	TRYG A/S	51,447	59,753

See accompanying notes to financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Denmark (Cont’d):
3,244	VESTAS WIND SYSTEMS A/S	$150,564	280,211
		8,002,624	10,923,157	1.79%
Finland:
2,770	ELISA OYJ	86,574	135,157
2,247	FORTUM OYJ	48,145	49,658
67,513	HUHTAMAKI OYJ	2,033,207	2,775,968
1,396	KESKO OYJ, CLASS B	30,705	77,655
4,902	KONE OYJ, CLASS B	86,493	289,294
21,225	NESTE OYJ	67,704	720,187
71,621	NOKIA OYJ	251,740	355,568
2,240	NOKIAN RENKAAT OYJ	31,307	69,943
1,960	ORION OYJ, CLASS B	49,561	71,832
104,213	OUTOTEC OYJ(b)	825,394	550,317
1,697	SAMPO OYJ, CLASS A	56,535	80,081
15,829	STORA ENSO OYJ (REGISTERED)	75,698	186,021
11,934	UPM-KYMMENE OYJ	99,928	317,134
1,849	VALMET OYJ	14,443	46,087
7,056	WARTSILA OYJ ABP	56,960	102,338
		3,814,394	5,827,240	0.96%
France:
1,275	ACCOR S.A.	29,826	54,730
3,443	AEROPORTS DE PARIS	334,974	607,613
2,197	AIR LIQUIDE S.A.	282,858	307,405
10,877	AIRBUS S.E.	357,319	1,542,072
1,093	ARKEMA S.A.	77,841	101,640
435	ATOS S.E.	30,494	36,366
30,343	AXA S.A.	403,058	797,020
19,939	BNP PARIBAS S.A.	847,533	946,923
16,698	BOLLORE S.A.	52,911	73,671
2,871	BOUYGUES S.A.	90,917	106,328
3,068	CAPGEMINI S.E.	111,959	381,481
9,962	CARREFOUR S.A.	171,901	192,346
4,755	CIE DE SAINT-GOBAIN	143,782	185,322
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN S.C.A.	180,725	431,775
2,114	CNP ASSURANCES	47,863	47,980
1,133	COVIVIO	96,781	118,591
28,386	CREDIT AGRICOLE S.A.	231,498	340,368
9,359	DANONE S.A.	473,663	792,838
39	DASSAULT AVIATION S.A.	55,701	56,054
572	DASSAULT SYSTEMES S.E.	84,567	91,254
1,781	EDENRED	26,435	90,849
988	EIFFAGE S.A.	97,231	97,673
9,390	ELECTRICITE DE FRANCE S.A.	135,489	118,359
67,951	ENGIE S.A.	864,155	1,030,743
15,893	ESSILORLUXOTTICA S.A.	1,815,129	2,069,236
19,656	ESSILORLUXOTTICA S.A. (NEW YORK EXCHANGE)	2,401,182	2,564,759
2,946	EURAZEO S.E.	77,882	205,349
178	EUROFINS SCIENTIFIC S.E.	77,699	78,735
3,770	EUTELSAT COMMUNICATIONS S.A.	67,301	70,476
711	GECINA S.A.	70,962	106,396
9,468	GETLINK S.E.	72,457	151,694
99	HERMES INTERNATIONAL	65,266	71,394
793	ICADE	62,060	72,679
414	ILIAD S.A.	49,209	46,492
1,437	IMERYS S.A.	67,443	76,178
537	IPSEN S.A.	66,787	73,275
1,026	KERING S.A.	174,510	606,782
3,189	KLEPIERRE S.A.	86,463	106,901
2,119	LAGARDERE S.C.A.	50,227	55,178
4,882	LEGRAND S.A.	111,114	356,950
6,266	L’OREAL S.A.	661,338	1,784,830
15,183	LVMH MOET HENNESSY LOUIS VUITTON S.E.	2,146,556	6,462,136
34,916	MAISONS DU MONDE S.A.(f)	935,554	832,174
24,258	NATIXIS S.A.(d)	89,060	97,619
24,865	NEXANS S.A.	713,492	834,648
37,227	ORANGE S.A.	404,850	586,917
21,161	PERNOD RICARD S.A.	3,242,150	3,899,275

See accompanying notes to financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
France (Cont’d):
12,969	PEUGEOT S.A.	$78,174	319,569
1,889	PUBLICIS GROUPE S.A.	105,153	99,731
4,895	RENAULT S.A.	134,511	307,750
7,377	REXEL S.A.	83,781	93,656
2,982	SAFRAN S.A.	163,488	436,909
18,369	SANOFI	1,038,393	1,585,562
278	SCHNEIDER ELECTRIC S.E.	8,838	25,261
7,138	SCHNEIDER ELECTRIC S.E. (EURONEXT PARIS EXCHANGE)	267,356	647,382
1,813	SCOR S.E.	36,441	79,494
3,283	SES S.A.	48,195	51,330
23,077	SODEXO S.A.	2,035,387	2,697,560
3,361	SUEZ	45,101	48,498
1,413	THALES S.A.	81,763	174,570
22,629	TOTAL S.A.	1,069,449	1,267,916
29,495	UBISOFT ENTERTAINMENT S.A.(b)	2,694,474	2,308,809
4,924	UNIBAIL-RODAMCO-WESTFIELD	751,592	737,679
1,700	VALEO S.A.	48,218	55,286
13,671	VEOLIA ENVIRONNEMENT S.A.	145,445	332,980
7,810	VINCI S.A.	316,569	799,800
85,570	VIVENDI S.A.	1,659,477	2,355,673
1,345	WENDEL S.A.	91,561	183,375
174	WORLDLINE S.A./FRANCE(b)(f)	10,981	12,663
		29,652,519	44,380,927	7.28%
Germany:
1,491	1&1 DRILLISCH A.G.	47,218	49,710
18,269	ADIDAS A.G.	2,799,756	5,640,054
8,277	ALLIANZ S.E. (REGISTERED)	727,077	1,995,297
5,539	AROUNDTOWN S.A.	46,672	45,638
1,267	AXEL SPRINGER S.E.	68,418	89,252
15,026	BASF S.E.	542,099	1,092,141
14,878	BAYER A.G. (REGISTERED)	779,041	1,030,969
2,206	BEIERSDORF A.G.	146,950	264,766
1,188	BRENNTAG A.G.	43,546	58,506
29,496	COMMERZBANK A.G.	190,394	211,939
916	CONTINENTAL A.G.	47,943	133,552
17,639	DAIMLER A.G. (REGISTERED)	589,913	981,304
1,107	DELIVERY HERO S.E.(b)(f)	44,619	50,212
4,525	DEUTSCHE BOERSE A.G.	273,152	640,085
2,487	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	29,539	42,617
17,828	DEUTSCHE POST A.G. (REGISTERED)	210,542	585,867
72,227	DEUTSCHE TELEKOM A.G. (REGISTERED)	948,582	1,249,351
3,463	DEUTSCHE WOHNEN S.E.	80,362	127,072
11,958	E.ON S.E.	90,058	129,869
35,030	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	2,824,854	2,750,044
6,867	FRESENIUS S.E. & CO. KGAA	150,261	372,308
30,325	GERRESHEIMER A.G.	2,097,876	2,232,746
74,076	GRAND CITY PROPERTIES S.A.	1,180,489	1,693,060
2,246	HANNOVER RUECK S.E.	94,321	363,168
3,952	HEIDELBERGCEMENT A.G.	143,515	319,780
15,108	HELLA GMBH & CO. KGAA	689,859	746,956
671	HENKEL A.G. & CO. KGAA	49,267	61,612
2,600	HOCHTIEF A.G.	108,936	316,637
1,280	HUGO BOSS A.G.	70,065	85,146
21,437	INFINEON TECHNOLOGIES A.G.	117,250	379,047
1,006	INNOGY S.E.(f)	46,650	47,702
53,010	JENOPTIK A.G.	1,022,648	1,714,900
1,054	KION GROUP A.G.	60,202	66,445
877	LANXESS A.G.	48,124	52,116
2,050	MERCK KGAA	86,079	214,364
2,757	METRO A.G.	44,306	50,395
206	MTU AERO ENGINES A.G.	46,193	49,074
3,091	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	382,823	775,711
2,170	OSRAM LICHT A.G.	64,123	71,459
3,467	RATIONAL A.G.	1,197,168	2,387,078
887	RTL GROUP S.A.	46,355	45,428

See accompanying notes to financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Germany (Cont’d):
3,608	RWE A.G.	$78,041	88,905
17,103	SAP S.E.	683,559	2,348,519
13,106	SIEMENS A.G. (REGISTERED)	795,701	1,558,836
25,092	STABILUS S.A.	1,403,791	1,164,110
6,797	THYSSENKRUPP A.G.	100,339	99,123
7,071	TUI A.G. - CDI	57,698	69,180
6,877	TUI A.G. - CDI (LONDON INTERNATIONAL EXCHANGE)	70,312	67,457
4,249	UNIPER S.E.	47,803	128,664
1,918	UNITED INTERNET A.G. (REGISTERED)	68,585	63,160
404	VOLKSWAGEN A.G.	40,235	69,436
3,076	VONOVIA S.E.	118,729	146,904
1,746	WIRECARD A.G.	227,274	293,935
1,182	ZALANDO S.E.(b)(f)	46,492	52,445
13,091	ZOOPLUS A.G.(b)(d)	2,675,446	1,783,316
		24,691,250	37,147,367	6.09%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.	54,075	99,721
		54,075	99,721	0.02%
Hong Kong:
625,000	AIA GROUP LTD.	3,380,759	6,740,690
181,500	BOC HONG KONG HOLDINGS LTD.	447,601	714,457
56,044	CK ASSET HOLDINGS LTD.	165,366	438,712
52,044	CK HUTCHISON HOLDINGS LTD.	307,834	512,998
10,000	CK INFRASTRUCTURE HOLDINGS LTD.	46,496	81,544
34,500	CLP HOLDINGS LTD.	236,618	380,698
18,000	GALAXY ENTERTAINMENT GROUP LTD.	39,054	121,318
15,300	HANG SENG BANK LTD.	175,457	380,948
25,331	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	139,598
113,364	HONG KONG & CHINA GAS CO. LTD.	169,115	251,349
11,800	HONG KONG EXCHANGES & CLEARING LTD.	203,281	416,611
1,300	JARDINE MATHESON HOLDINGS LTD.	83,934	81,926
314,500	JOHNSON ELECTRIC HOLDINGS LTD.	751,765	671,539
40,500	LINK REIT	84,196	497,715
30,500	MTR CORP. LTD.	88,703	205,371
43,500	NWS HOLDINGS LTD.	52,824	89,431
2,237,000	PAX GLOBAL TECHNOLOGY LTD.	1,124,872	910,642
190,000	PCCW LTD.	77,805	109,694
19,500	POWER ASSETS HOLDINGS LTD.	108,242	140,290
27,400	SINO LAND CO. LTD.	29,978	45,949
9,000	SUN HUNG KAI PROPERTIES LTD.	81,725	152,656
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	233,496
362,400	TECHTRONIC INDUSTRIES CO. LTD.	1,289,286	2,774,239
1,944,000	VALUE PARTNERS GROUP LTD.	1,566,460	1,296,547
158,900	VTECH HOLDINGS LTD.	2,090,137	1,421,856
83,500	WH GROUP LTD.(f)	45,547	84,658
18,000	WHARF HOLDINGS (THE) LTD.	46,295	47,698
6,000	WHARF REAL ESTATE INVESTMENT CO. LTD.	34,958	42,283
19,000	WHEELOCK & CO. LTD.	30,489	136,206
15,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	30,233	41,092
		12,962,431	19,162,211	3.14%
India:
320,448	BHARTI INFRATEL LTD.	1,534,665	1,239,733
302,908	DCB BANK LTD.	676,881	1,040,447
148,065	HCL TECHNOLOGIES LTD.	1,804,523	2,283,690
34,260	HDFC BANK LTD. ADR(e)	2,077,940	4,455,170
912,624	WELSPUN INDIA LTD.	703,935	758,895
		6,797,944	9,777,935	1.60%
Ireland:
25,592	ACCENTURE PLC, CLASS A	2,980,667	4,728,634
1,332	AERCAP HOLDINGS N.V.(b)	50,212	69,277
30,866	AIB GROUP PLC	132,903	126,212
16,075	CRH PLC	247,660	524,421
757	DCC PLC	66,565	67,487
618	FLUTTER ENTERTAINMENT PLC	48,168	46,478
13,131	ICON PLC(b)	869,539	2,021,780
11,673	JAMES HARDIE INDUSTRIES PLC - CDI	105,224	153,247

See accompanying notes to financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Ireland (Cont’d):
3,425	KERRY GROUP PLC, CLASS A	$234,436	408,930
2,065	KINGSPAN GROUP PLC	100,718	112,146
234	PERRIGO CO. PLC	9,702	11,143
		4,845,794	8,269,755	1.36%
Isle of Man:
11,103	GVC HOLDINGS PLC	86,182	91,905
		86,182	91,905	0.01%
Israel:
1,123	AZRIELI GROUP LTD.	65,459	75,207
21,007	BANK HAPOALIM B.M.	79,922	155,751
9,921	BANK LEUMI LE-ISRAEL B.M.	67,446	71,611
2,094	CHECK POINT SOFTWARE TECHNOLOGIES LTD.(b)	161,340	242,087
338	ELBIT SYSTEMS LTD.	43,582	50,291
9,132	ISRAEL CHEMICALS LTD.	47,288	47,825
5,900	MIZRAHI TEFAHOT BANK LTD.(b)	51,135	136,010
2,937	NICE LTD.(b)	148,741	399,221
324	WIX.COM LTD.(b)	47,649	46,040
		712,562	1,224,043	0.20%
Italy:
25,746	ASSICURAZIONI GENERALI S.P.A.	314,340	484,807
3,782	ATLANTIA S.P.A.	66,043	98,525
25,272	BANCA MEDIOLANUM S.P.A.	87,322	186,071
85,116	ENEL S.P.A.	300,516	594,262
1,211	FERRARI N.V.	46,128	196,640
1,022	FERRARI N.V. (NEW YORK EXCHANGE)	7,568	164,971
73,214	INTERPUMP GROUP S.P.A.	1,392,438	2,252,789
426,636	INTESA SANPAOLO S.P.A.	902,250	913,010
10,070	LEONARDO S.P.A.	50,331	127,617
10,830	MEDIOBANCA BANCA DI CREDITO FINANZIARIO S.P.A.	70,955	111,646
1,157	MONCLER S.P.A.	45,613	49,467
3,764	PRYSMIAN S.P.A.	70,326	77,683
1,669	RECORDATI S.P.A.	68,164	69,574
695	RIZZOLI CORRIERE DELLA SERA MEDIAGROUP S.P.A.	460	737
76,191	SNAM S.P.A.	276,534	378,689
216,632	TECHNOGYM S.P.A.(f)	1,366,577	2,411,593
99,406	TELECOM ITALIA S.P.A. (RSP)	46,425	51,555
11,743	TENARIS S.A.	131,805	153,693
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	220,656
18,585	TOD’S S.P.A.(d)	1,234,884	867,721
95,230	UNIPOLSAI ASSICURAZIONI S.P.A.(d)	153,826	244,618
		6,762,873	9,656,324	1.58%
Japan:
1,400	ABC-MART, INC.	51,583	91,156
4,700	AEON CO. LTD.	52,433	80,691
4,800	AEON FINANCIAL SERVICE CO. LTD.	49,903	77,243
3,600	AEON MALL CO. LTD.	50,736	54,159
2,300	AISIN SEIKI CO. LTD.	37,584	79,145
15,000	AJINOMOTO CO., INC.	116,767	259,890
2,500	ALFRESA HOLDINGS CORP.	24,420	61,633
2,000	AMADA HOLDINGS CO. LTD.	10,582	22,502
1,400	ANA HOLDINGS, INC.	35,110	46,331
56,300	ANICOM HOLDINGS, INC.	1,226,702	2,013,045
2,700	AOZORA BANK LTD.	65,561	64,761
60,800	ASAHI CO. LTD.	851,839	685,738
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	251,653
31,000	ASAHI KASEI CORP.	147,138	330,228
135,100	ASICS CORP.	2,200,712	1,462,335
37,000	ASTELLAS PHARMA, INC.	236,149	526,782
1,900	BANDAI NAMCO HOLDINGS, INC.	33,289	92,167
6,600	BANK OF KYOTO (THE) LTD.	216,700	254,965
13,800	BRIDGESTONE CORP.	205,726	542,963
5,200	BROTHER INDUSTRIES LTD.	38,445	98,150
136,300	BUNKA SHUTTER CO. LTD.	1,071,837	1,032,854
5,800	CANON, INC.	164,347	169,242
2,700	CENTRAL JAPAN RAILWAY CO.	229,516	540,426
9,700	CHIBA BANK (THE) LTD.	47,640	47,324

See accompanying notes to financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Japan (Cont’d):
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	$82,278	293,837
7,900	CITIZEN WATCH CO. LTD.	31,581	40,520
2,600	COCA-COLA BOTTLERS JAPAN HOLDINGS, INC.	64,917	65,811
1,300	CYBERAGENT, INC.	48,658	47,085
2,500	DAI NIPPON PRINTING CO. LTD.	46,806	53,239
127,700	DAIBIRU CORP.	1,267,518	1,186,805
900	DAIFUKU CO. LTD.	45,843	50,503
16,500	DAI-ICHI LIFE HOLDINGS, INC.	198,959	248,690
9,700	DAIICHI SANKYO CO. LTD.	150,922	506,975
4,500	DAIKIN INDUSTRIES LTD.	124,473	587,047
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	152,873
13,600	DAIWA HOUSE INDUSTRY CO. LTD.	194,625	396,212
38	DAIWA HOUSE REIT INVESTMENT CORP.	83,440	91,674
29,500	DAIWA SECURITIES GROUP, INC.	115,554	129,175
8,200	DENSO CORP.	185,234	344,763
2,800	DENTSU, INC.	46,871	97,649
8,300	DESCENTE LTD.	48,196	145,576
47,200	DOWA HOLDINGS CO. LTD.	1,563,071	1,512,554
7,000	EAST JAPAN RAILWAY CO.	392,789	654,454
3,400	EISAI CO. LTD.	112,861	192,083
6,600	ELECTRIC POWER DEVELOPMENT CO. LTD.	148,031	149,857
22,400	EN-JAPAN, INC.	845,777	871,567
7,200	FAMILYMART UNY HOLDINGS CO. LTD.	52,590	171,761
3,100	FANUC CORP.	243,447	573,046
1,300	FAST RETAILING CO. LTD.	188,734	785,317
4,200	FUJI ELECTRIC CO. LTD.	51,969	144,720
84,100	FUJI OIL HOLDINGS, INC.	1,844,803	2,535,130
8,800	FUJIFILM HOLDINGS CORP.	165,274	445,897
1,800	FUJITSU LTD.	64,886	125,415
14,000	FUKUOKA FINANCIAL GROUP, INC.	230,551	255,419
3,200	FURUKAWA ELECTRIC CO. LTD.	65,376	93,642
40,800	HACHIJUNI BANK (THE) LTD.	176,428	166,129
3,000	HAMAMATSU PHOTONICS K.K.	52,686	116,728
2,400	HANKYU HANSHIN HOLDINGS, INC.	57,098	85,925
341	HIROSE ELECTRIC CO. LTD.	28,677	38,017
1,600	HISAMITSU PHARMACEUTICAL CO., INC.	66,399	63,145
19,000	HITACHI LTD.	295,895	695,924
6,200	HITACHI METALS LTD.	47,471	69,985
10,400	HONDA MOTOR CO. LTD.	248,947	268,645
5,300	HOYA CORP.	112,594	405,752
71,400	IDEC CORP.	1,644,104	1,337,736
254,800	IDOM, INC.(d)	1,560,383	682,996
16,000	INPEX CORP.	149,502	144,143
18,200	ITOCHU CORP.	192,005	347,828
4,000	J FRONT RETAILING CO. LTD.	31,099	45,819
7,000	JAPAN EXCHANGE GROUP, INC.	56,090	111,153
10	JAPAN REAL ESTATE INVESTMENT CORP.	49,036	60,845
24	JAPAN RETAIL FUND INVESTMENT CORP.	41,483	48,528
3,600	JGC CORP.	47,805	49,351
5,000	JTEKT CORP.	36,670	60,567
84,700	JXTG HOLDINGS, INC.	326,972	419,827
6,500	KAJIMA CORP.	44,950	89,106
2,100	KANSAI PAINT CO. LTD.	12,205	44,000
10,000	KAO CORP.	208,279	761,490
3,500	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	82,229
29,862	KDDI CORP.	239,416	759,879
1,200	KEIO CORP.	36,571	78,913
2,500	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	91,012
9,262	KEYENCE CORP.	2,216,041	5,680,991
6,000	KIKKOMAN CORP.	52,867	261,003
1,200	KINTETSU GROUP HOLDINGS CO. LTD.	35,697	57,432
10,000	KIRIN HOLDINGS CO. LTD.	103,112	215,508
16,900	KOBAYASHI PHARMACEUTICAL CO. LTD.	451,749	1,208,542
2,100	KOMATSU LTD.	48,104	50,642
2,300	KONAMI HOLDINGS CORP.	50,313	107,731
21,000	KUBOTA CORP.	129,773	349,237
4,100	KYOCERA CORP.	137,688	267,528

See accompanying notes to financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Japan (Cont’d):
5,000	KYOWA HAKKO KIRIN CO. LTD.	$54,616	89,923
8,000	KYUSHU ELECTRIC POWER CO., INC.	70,471	78,505
2,200	LAWSON, INC.	100,677	105,496
9,600	LIXIL GROUP CORP.	116,604	151,727
4,800	M3, INC.	51,468	87,661
3,200	MAKITA CORP.	82,169	108,631
32,000	MARUBENI CORP.	162,807	211,622
6,500	MARUI GROUP CO. LTD.	32,287	132,273
11,400	MAZDA MOTOR CORP.	95,886	118,901
2,400	MEIJI HOLDINGS CO. LTD.	38,749	171,405
48,500	MEITEC CORP.	1,582,401	2,487,641
8,700	MINEBEA MITSUMI, INC.	84,406	147,266
1,900	MISUMI GROUP, INC.	46,858	47,617
36,800	MITSUBISHI CHEMICAL HOLDINGS CORP.	149,792	256,882
18,300	MITSUBISHI CORP.	250,540	482,048
40,000	MITSUBISHI ELECTRIC CORP.	322,861	526,457
18,000	MITSUBISHI ESTATE CO. LTD.	215,299	334,740
8,500	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	113,212
5,700	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	248,005
13,300	MITSUBISHI MOTORS CORP.	60,808	63,653
5,700	MITSUBISHI TANABE PHARMA CORP.	65,869	63,442
203,500	MITSUBISHI UFJ FINANCIAL GROUP, INC.	954,505	966,396
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	142,995
16,600	MITSUI & CO. LTD.	168,396	270,059
7,400	MITSUI CHEMICALS, INC.	87,469	183,052
2,600	MITSUI FUDOSAN CO. LTD.	64,528	63,001
204,100	MIZUHO FINANCIAL GROUP, INC.	310,898	295,506
63,800	MORITA HOLDINGS CORP.	1,126,115	1,115,457
8,280	MS&AD INSURANCE GROUP HOLDINGS, INC.	177,615	262,650
10,800	MURATA MANUFACTURING CO. LTD.	162,615	484,831
75,900	N FIELD CO. LTD.	1,350,940	494,901
3,100	NEXON CO. LTD.(b)	47,074	44,912
5,000	NGK INSULATORS LTD.	63,091	72,856
4,100	NGK SPARK PLUG CO. LTD.	48,644	76,893
3,000	NH FOODS LTD.	72,315	128,414
41,700	NICHIHA CORP.	1,152,569	1,162,255
3,900	NIDEC CORP.	129,234	532,649
83,000	NIHON PARKERIZING CO. LTD.	1,128,819	919,186
2,600	NINTENDO CO. LTD.	285,625	952,316
22	NIPPON BUILDING FUND, INC.	90,970	150,591
1,700	NIPPON EXPRESS CO. LTD.	60,747	90,349
26	NIPPON PROLOGIS REIT, INC.	54,492	60,023
15,200	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	707,308
5,000	NISSAN CHEMICAL CORP.	50,851	225,154
28,200	NISSAN MOTOR CO. LTD.	201,166	201,819
3,670	NISSHIN SEIFUN GROUP, INC.	31,991	83,704
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	77,243
2,700	NITORI HOLDINGS CO. LTD.	87,310	357,613
3,200	NITTO DENKO CORP.	77,639	157,811
67,300	NOMURA HOLDINGS, INC.	225,895	236,828
8,400	NOMURA REAL ESTATE HOLDINGS, INC.	130,390	180,442
46	NOMURA REAL ESTATE MASTER FUND, INC.	64,976	70,697
9,801	NOMURA RESEARCH INSTITUTE LTD.	43,930	156,994
7,000	NSK LTD.	50,459	62,329
7,000	NTT DATA CORP.	36,520	93,169
23,800	NTT DOCOMO, INC.	362,981	554,631
12,000	OBAYASHI CORP.	48,665	118,091
33,200	OLYMPUS CORP.	211,415	368,290
1,100	OMRON CORP.	31,828	57,339
6,100	ONO PHARMACEUTICAL CO. LTD.	61,884	109,309
4,800	ORIENTAL LAND CO. LTD.	113,097	593,906
15,500	ORIX CORP.	185,456	231,174
2,400	OSAKA GAS CO. LTD.	36,678	41,783
7,300	OTSUKA HOLDINGS CO. LTD.	217,894	238,063
1,800	PAN PACIFIC INTERNATIONAL HOLDINGS CORP.	114,304	114,196
33,300	PANASONIC CORP.	217,151	277,235
2,600	PARK24 CO. LTD.	51,627	60,506

See accompanying notes to financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Japan (Cont’d):
65,100	QOL HOLDINGS CO. LTD.	$940,398	998,705
8,400	RAKUTEN, INC.	40,327	99,726
10,400	RECRUIT HOLDINGS CO. LTD.	256,808	346,683
10,300	RENESAS ELECTRONICS CORP.(b)	48,441	51,111
81,100	RESONA HOLDINGS, INC.	337,234	337,443
1,200	RINNAI CORP.	52,047	76,242
4,200	ROHM CO. LTD.	166,807	282,039
13,000	SANTEN PHARMACEUTICAL CO. LTD.	85,886	215,230
13,720	SBI HOLDINGS, INC.	111,165	339,389
3,400	SECOM CO. LTD.	133,812	292,460
7,300	SEGA SAMMY HOLDINGS, INC.	68,324	88,631
8,400	SEIBU HOLDINGS, INC.	139,989	139,929
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	195,093
6,000	SEKISUI HOUSE LTD.	44,394	98,808
13,400	SEVEN & I HOLDINGS CO. LTD.	301,391	453,399
6,400	SHARP CORP.	61,105	70,165
4,000	SHIMADZU CORP.	25,419	98,020
1,000	SHIMAMURA CO. LTD.	61,206	74,665
1,500	SHIMANO, INC.	58,204	223,021
9,200	SHIN-ETSU CHEMICAL CO. LTD.	461,684	856,300
4,000	SHIONOGI & CO. LTD.	67,679	230,358
5,900	SHISEIDO CO. LTD.	88,706	444,408
1,600	SHOWA DENKO K.K.	46,625	47,044
900	SMC CORP.	106,941	335,324
19,900	SOFTBANK CORP.	248,181	258,313
36,800	SOFTBANK GROUP CORP.	412,233	1,762,946
9,000	SOMPO HOLDINGS, INC.	202,248	347,345
18,800	SONY CORP.	260,756	984,857
28,300	SQUARE ENIX HOLDINGS CO. LTD.	952,262	905,579
2,700	STANLEY ELECTRIC CO. LTD.	30,745	66,314
5,700	SUBARU CORP.	26,572	138,462
9,300	SUMCO CORP.	108,434	110,584
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	115,939
17,500	SUMITOMO CORP.	207,148	264,979
4,000	SUMITOMO DAINIPPON PHARMA CO. LTD.	45,511	75,797
8,800	SUMITOMO ELECTRIC INDUSTRIES LTD.	75,679	115,453
2,400	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	82,475
14,700	SUMITOMO MITSUI FINANCIAL GROUP, INC.	509,559	518,928
1,931	SUMITOMO MITSUI TRUST HOLDINGS, INC.	54,164	69,958
4,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	110,500	142,763
9,300	SUZUKI MOTOR CORP.	199,522	436,815
2,600	SYSMEX CORP.	51,707	169,459
8,700	T&D HOLDINGS, INC.	83,668	94,371
124,900	TADANO LTD.	1,390,588	1,300,957
1,400	TAIHEIYO CEMENT CORP.	29,931	42,332
3,400	TAISEI CORP.	55,809	123,461
1,597	TAKEDA PHARMACEUTICAL CO. LTD.	53,934	56,628
1,100	TDK CORP.	52,815	85,090
28,800	TECHNOPRO HOLDINGS, INC.	1,094,943	1,527,951
5,800	TEIJIN LTD.	67,529	98,823
11,600	TERUMO CORP.	117,165	345,369
2,000	THK CO. LTD.	29,290	47,767
1,500	TOHO CO. LTD.	25,533	63,720
3,400	TOHO GAS CO. LTD.	81,221	125,038
7,200	TOHOKU ELECTRIC POWER CO., INC.	56,650	72,725
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	721,102
28,100	TOKYO ELECTRIC POWER CO. HOLDINGS, INC.(b)	104,659	146,475
3,300	TOKYO ELECTRON LTD.	135,391	462,793
6,000	TOKYO GAS CO. LTD.	103,615	141,214
9,800	TOKYO TATEMONO CO. LTD.	110,919	108,803
12,500	TOKYU CORP.	103,448	221,560
20,000	TOKYU FUDOSAN HOLDINGS CORP.	69,576	110,374
3,000	TOPPAN PRINTING CO. LTD.	46,386	45,495
17,000	TORAY INDUSTRIES, INC.	70,413	129,169
3,200	TOSHIBA CORP.	104,204	99,578
3,000	TOTO LTD.	30,029	118,397
3,000	TOYO SUISAN KAISHA LTD.	74,690	123,545

See accompanying notes to financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Japan (Cont’d):
4,000	TOYOTA INDUSTRIES CORP.	$101,266	220,006
46,662	TOYOTA MOTOR CORP.	1,594,403	2,894,546
1,800	TOYOTA TSUSHO CORP.	14,973	54,510
900	TREND MICRO, INC.	26,540	40,110
84,900	TSUMURA & CO.	2,476,141	2,366,317
7,800	UNICHARM CORP.	68,794	234,691
60	UNITED URBAN INVESTMENT CORP.	85,311	100,506
4,900	USS CO. LTD.	56,003	96,487
1,400	WELCIA HOLDINGS CO. LTD.	48,069	56,940
4,100	WEST JAPAN RAILWAY CO.	134,756	331,453
488,200	YAHOO JAPAN CORP.	2,062,286	1,430,888
2,500	YAKULT HONSHA CO. LTD.	74,984	147,243
16,300	YAMADA DENKI CO. LTD.	56,674	72,115
63,800	YAMAGUCHI FINANCIAL GROUP, INC.	475,563	435,531
8,300	YAMAHA MOTOR CO. LTD.	106,577	147,424
3,000	YAMATO HOLDINGS CO. LTD.	46,642	60,966
4,000	YAMAZAKI BAKING CO. LTD.	44,679	60,437
5,000	YASKAWA ELECTRIC CORP.	48,019	169,735
87,400	ZOJIRUSHI CORP.(d)	1,233,394	931,434
		60,249,444	86,256,233	14.15%
Macau:
172,800	SANDS CHINA LTD.	551,191	826,207
		551,191	826,207	0.14%
Mexico:
4,536	FRESNILLO PLC	46,047	50,128
953,834	WAL-MART DE MEXICO S.A.B. DE C.V.	2,392,185	2,604,019
		2,438,232	2,654,147	0.44%
Netherlands:
18,479	AALBERTS N.V.	561,003	726,401
7,521	ABN AMRO GROUP N.V. - CVA(f)	166,330	160,908
37,400	ACCELL GROUP N.V.	686,051	1,031,293
58	ADYEN N.V.(b)(f)	47,253	44,755
52,608	AEGON N.V.	212,484	261,894
11,694	AKZO NOBEL N.V.	922,336	1,098,885
94,103	ARCADIS N.V.	1,756,343	1,786,976
27,560	ARCELORMITTAL	380,361	493,142
7,173	ASML HOLDING N.V.	106,863	1,498,660
11,055	ASML HOLDING N.V. (REGISTERED)	1,888,738	2,298,666
3,610	EXOR N.V.	90,616	252,864
40,073	FLOW TRADERS(f)	1,155,056	1,170,161
2,765	HEINEKEN HOLDING N.V.	148,540	290,199
3,662	HEINEKEN N.V.	128,663	408,661
370,499	ING GROEP N.V.	3,857,128	4,295,518
119,927	INTERTRUST N.V.(f)	2,206,316	2,477,825
18,515	KONINKLIJKE AHOLD DELHAIZE N.V.	223,304	416,394
3,281	KONINKLIJKE DSM N.V.	122,903	405,541
51,375	KONINKLIJKE KPN N.V.	108,346	157,730
20,095	KONINKLIJKE PHILIPS N.V.	343,642	872,528
1,264	NN GROUP N.V.	37,113	50,880
24,776	NXP SEMICONDUCTORS N.V.	2,109,835	2,418,385
659,001	POSTNL N.V.	2,337,187	1,141,635
8,117	QIAGEN N.V.(b)	119,394	329,413
3,238	RANDSTAD N.V.	99,928	177,837
70,285	ROYAL DUTCH SHELL PLC, CLASS A	1,810,548	2,296,173
81,662	ROYAL DUTCH SHELL PLC, CLASS B	1,800,118	2,676,669
6,193	WOLTERS KLUWER N.V.	101,075	450,833
		23,527,474	29,690,826	4.87%
New Zealand:
4,399	A2 MILK CO. LTD.(b)	45,605	43,353
16,545	AUCKLAND INTERNATIONAL AIRPORT LTD.	50,086	109,482
13,965	FLETCHER BUILDING LTD.	46,455	45,501
6,185	RYMAN HEALTHCARE LTD.	47,219	48,822

See accompanying notes to financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
New Zealand (Cont’d):
169,758	SPARK NEW ZEALAND LTD.	$404,492	456,174
		593,857	703,332	0.12%
Norway:
1,208	ADEVINTA ASA, CLASS B(b)	11,661	13,311
13,773	DNB ASA	87,874	256,232
11,584	EQUINOR ASA	201,737	228,748
7,669	MOWI ASA	162,203	179,309
15,494	ORKLA ASA	115,249	137,459
15,551	TELENOR ASA	230,159	330,145
95,239	XXL ASA(d)(f)	1,046,049	318,638
2,500	YARA INTERNATIONAL ASA	58,115	121,271
		1,913,047	1,585,113	0.26%
Poland:
23,373	CCC S.A.	1,230,729	1,055,452
		1,230,729	1,055,452	0.17%
Portugal:
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	78,158
9,917	GALP ENERGIA SGPS S.A.	137,193	152,516
9,417	JERONIMO MARTINS SGPS S.A.	105,677	151,680
		291,399	382,354	0.06%
Singapore:
49,500	ASCENDAS REAL ESTATE INVESTMENT TRUST	104,920	114,146
133,000	CAPITALAND LTD.	268,012	346,999
46,700	CAPITALAND MALL TRUST	54,337	90,777
11,600	CITY DEVELOPMENTS LTD.	55,211	81,192
28,300	DBS GROUP HOLDINGS LTD.	159,243	542,992
2,600	JARDINE CYCLE & CARRIAGE LTD.	62,114	69,622
29,800	KEPPEL CORP. LTD.	94,163	146,687
7,840	KEPPEL REIT	3,183	7,301
6,000	OVERSEA-CHINESE BANKING CORP. LTD.	33,180	50,554
12,100	SATS LTD.	45,122	46,683
12,000	SINGAPORE AIRLINES LTD.	70,334	82,217
13,000	SINGAPORE EXCHANGE LTD.	40,226	76,098
70,000	SINGAPORE PRESS HOLDINGS LTD.	120,788	126,238
23,700	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	65,893	72,519
146,400	SINGAPORE TELECOMMUNICATIONS LTD.	263,973	378,714
4,600	UNITED OVERSEAS BANK LTD.	26,071	88,838
28,000	UOL GROUP LTD.	110,140	156,245
4,100	VENTURE CORP. LTD.	47,813	49,364
35,400	WILMAR INTERNATIONAL LTD.	68,955	96,807
		1,693,678	2,623,993	0.43%
South Africa:
13,348	INVESTEC PLC	83,096	86,621
2,357	NEDBANK GROUP LTD.	39,047	42,371
73,408	OLD MUTUAL LTD.	87,200	109,464
		209,343	238,456	0.04%
South Korea:
175,038	BNK FINANCIAL GROUP, INC.	1,674,948	1,135,439
240,085	DGB FINANCIAL GROUP, INC.	2,473,822	1,694,620
9,547	HYUNDAI MOTOR CO.	1,214,492	1,157,563
655	KT&G CORP.	64,255	55,876
19,381	NAVER CORP.	2,363,685	1,913,510
150,914	SAMSUNG ELECTRONICS CO. LTD.	4,713,544	6,142,950
		12,504,746	12,099,958	1.98%
Spain:
1,260	ACCIONA S.A.	78,312	135,251
1,798	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	53,125	71,783
583	AENA S.M.E. S.A.(f)	50,200	115,548
45,592	AMADEUS IT GROUP S.A.	3,362,764	3,611,360
127,837	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	731,627	714,752
132,745	BANCO SANTANDER S.A.	579,999	615,928
557,498	BANKIA S.A.	2,012,006	1,317,309
13,291	BANKINTER S.A.	93,679	91,556
183,293	CAIXABANK S.A.	508,053	524,808
42,130	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	1,805,290	1,930,613

See accompanying notes to financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater International Fund
June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Spain (Cont’d):
10,362	ENAGAS S.A.	$213,104	276,538
5,653	FERROVIAL S.A.	95,037	144,695
15,282	GRIFOLS S.A.	273,864	451,806
56,440	IBERDROLA S.A.	286,201	562,584
11,150	INDUSTRIA DE DISENO TEXTIL S.A.	278,217	335,351
21,686	MAPFRE S.A.	49,735	63,399
16,489	NATURGY ENERGY GROUP S.A.	264,629	454,304
26,579	RED ELECTRICA CORP. S.A.	390,097	553,534
48,123	REPSOL S.A.	589,690	754,324
2,970	SIEMENS GAMESA RENEWABLE ENERGY S.A.	45,075	49,374
7,285	TELEFONICA S.A.	60,973	59,817
		11,821,677	12,834,634	2.11%
Sweden:
3,022	ALFA LAVAL AB	66,859	65,932
22,200	ASSA ABLOY AB, CLASS B	89,466	501,799
78,299	ATLAS COPCO AB, CLASS A	1,891,878	2,502,560
4,000	ATLAS COPCO AB, CLASS B	22,805	114,752
315,176	CLOETTA AB, CLASS B	1,231,417	1,025,001
157,239	DOMETIC GROUP AB(f)	1,090,159	1,574,397
7,501	ELECTROLUX AB, CLASS B	95,788	191,682
9,604	EPIROC AB, CLASS A	18,146	99,989
4,000	EPIROC AB, CLASS B	7,248	39,620
8,600	ESSITY AB, CLASS B	62,137	264,312
151,656	GRANGES AB	1,645,421	1,737,663
14,726	HENNES & MAURITZ AB, CLASS B	222,503	262,228
3,700	HEXAGON AB, CLASS B	56,830	205,437
17,500	HUSQVARNA AB, CLASS B	64,201	163,690
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	183,280
10,953	INVESTOR AB, CLASS B	150,033	526,174
3,786	KINNEVIK AB, CLASS B	71,401	98,460
3,301	LUNDIN PETROLEUM AB	46,595	102,341
1,031	MILLICOM INTERNATIONAL CELLULAR S.A. SDR	60,294	58,011
142	MODERN TIMES GROUP MTG AB, CLASS B(b)	2,063	1,590
142	NORDIC ENTERTAINMENT GROUP AB, CLASS B	2,874	3,334
13,973	SANDVIK AB	86,678	256,704
13,348	SECURITAS AB, CLASS B	106,689	234,154
37,385	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	159,849	345,904
2,800	SKANSKA AB, CLASS B	23,703	50,566
8,600	SVENSKA CELLULOSA AB S.C.A., CLASS B	15,915	74,737
30,392	SVENSKA HANDELSBANKEN AB, CLASS A	201,057	300,708
14,125	SWEDBANK AB, CLASS A	213,236	212,115
1,561	SWEDISH MATCH AB	60,521	65,895
59,340	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	304,553	562,973
10,851	TELIA CO. AB	46,872	48,190
70,265	TETHYS OIL AB	524,483	563,715
114,560	THULE GROUP AB (THE)(f)	1,725,582	2,830,028
25,108	VOLVO AB, CLASS B	162,740	398,407
		10,615,944	15,666,348	2.57%
Switzerland:
243,552	ABB LTD. (REGISTERED)(d)	4,795,509	4,887,506
3,728	ADECCO GROUP A.G. (REGISTERED)	131,290	224,016
65,922	ALCON, INC.(b)	3,562,403	4,070,660
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	85,674
6,776	BUCHER INDUSTRIES A.G. (REGISTERED)	1,918,564	2,335,020
35	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	50,308	254,738
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	244,007
26,027	CHUBB LTD.	2,316,495	3,833,517
41,860	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	2,844,261	3,552,225
24,343	CREDIT SUISSE GROUP A.G. (REGISTERED)(b)	277,976	291,882
776	DUFRY A.G. (REGISTERED)(b)	66,344	65,724
6,064	GEBERIT A.G. (REGISTERED)	2,038,004	2,832,600
140	GIVAUDAN S.A. (REGISTERED)	76,496	395,247
121,887	GLENCORE PLC(b)	266,010	423,120
1,807	IDORSIA LTD.(b)	18,603	41,279
4,134	JULIUS BAER GROUP LTD.(b)	87,890	184,044

See accompanying notes to financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
Switzerland (Cont’d):
57,414	LAFARGEHOLCIM LTD. (REGISTERED)(b)	$2,827,133	2,803,652
10,914	LANDIS+GYR GROUP A.G.(b)	783,131	869,252
29,110	LOGITECH INTERNATIONAL S.A. (REGISTERED)	439,082	1,157,414
897	LONZA GROUP A.G. (REGISTERED)(b)	50,452	302,675
121,888	NESTLE S.A. (REGISTERED)	6,211,689	12,618,317
58,652	NOVARTIS A.G. (REGISTERED)	2,694,983	5,359,310
13,878	PANALPINA WELTTRANSPORT HOLDING A.G.(b)	1,257,152	3,022,396
11,930	PARGESA HOLDING S.A. (BEARER)	797,491	919,619
12,406	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,614,189	3,490,379
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	307,408
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	128,636
121	SGS S.A. (REGISTERED)	130,564	308,264
20,095	SIKA A.G. (REGISTERED)	2,115,111	3,429,448
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	295,370
7,867	STMICROELECTRONICS N.V.	36,286	139,551
635	SULZER A.G. (REGISTERED)	30,609	69,406
948	SWATCH GROUP (THE) A.G. (BEARER)	247,633	271,426
743	SWISS LIFE HOLDING A.G. (REGISTERED)	101,194	368,227
777	SWISS PRIME SITE A.G. (REGISTERED)(b)	65,303	67,854
504	SWISS RE A.G.	37,466	51,236
196	SWISSCOM A.G. (REGISTERED)	49,924	98,402
18,807	TE CONNECTIVITY LTD.	367,716	1,801,334
2,993	TECAN GROUP A.G. (REGISTERED)	540,256	776,304
328,277	UBS GROUP A.G. (REGISTERED)(b)	5,092,423	3,900,853
675	VIFOR PHARMA A.G.	92,698	97,530
4,668	ZURICH INSURANCE GROUP A.G.	912,788	1,625,336
		45,308,784	68,000,858	11.16%
Taiwan:
628,975	CHICONY ELECTRONICS CO. LTD.	1,612,040	1,547,149
310,000	GIANT MANUFACTURING CO. LTD.	1,680,584	2,425,345
2,584,000	KING YUAN ELECTRONICS CO. LTD.	2,583,228	2,229,630
325,000	MERIDA INDUSTRY CO. LTD.	1,702,164	1,920,105
86,596	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(e)	1,572,435	3,391,965
668,000	TRIPOD TECHNOLOGY CORP.	1,830,581	2,365,782
		10,981,032	13,879,976	2.28%
United Arab Emirates:
1,623	NMC HEALTH PLC	52,645	49,529
		52,645	49,529	0.01%
United Kingdom:
25,248	3I GROUP PLC	88,645	357,029
2,834	ADMIRAL GROUP PLC	35,119	79,467
4,408	AMCOR PLC - CDI	47,017	50,102
54,172	ANGLO AMERICAN PLC	423,475	1,544,120
1,885	ASHTEAD GROUP PLC	47,343	53,958
4,863	ASSOCIATED BRITISH FOODS PLC	145,660	152,109
26,375	ASTRAZENECA PLC	983,695	2,156,404
14,221	AUTO TRADER GROUP PLC(f)	68,171	98,932
63,027	AVIVA PLC	232,916	333,371
55,115	BABCOCK INTERNATIONAL GROUP PLC	362,895	320,709
49,840	BAE SYSTEMS PLC	250,267	313,560
359,028	BARCLAYS PLC	727,568	683,010
16,560	BELLWAY PLC	446,950	585,696
2,391	BERKELEY GROUP HOLDINGS (THE) PLC	71,739	113,290
40,832	BOVIS HOMES GROUP PLC	419,632	535,658
300,692	BP PLC	1,798,895	2,094,905
15,241	BRITISH AMERICAN TOBACCO PLC	352,059	532,077
25,757	BRITISH LAND (THE) CO. PLC	165,814	176,111
141,091	BT GROUP PLC	386,591	352,014
5,069	BUNZL PLC	39,524	133,704
8,202	BURBERRY GROUP PLC	40,549	193,948
288,402	CARD FACTORY PLC	748,536	644,245
15,837	CNH INDUSTRIAL N.V.	77,673	162,398
1,447	COCA-COLA EUROPEAN PARTNERS PLC	55,218	81,756
384,633	COMPASS GROUP PLC	5,095,491	9,217,329
2,276	CRODA INTERNATIONAL PLC	82,785	147,989

See accompanying notes to financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST

 Schedule of Investments - Clearwater International Fund

June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
United Kingdom (Cont’d):
137,282	DE LA RUE PLC	$849,109	531,741
41,623	DIAGEO PLC	507,983	1,788,753
159,763	EXPERIAN PLC	2,795,109	4,836,922
3,956	FERGUSON PLC	70,457	281,340
24,413	FIAT CHRYSLER AUTOMOBILES N.V.	161,492	340,504
10,222	FIAT CHRYSLER AUTOMOBILES N.V. (NEW YORK EXCHANGE)	17,872	141,268
24,200	G4S PLC	66,908	63,924
55,766	GLAXOSMITHKLINE PLC	838,777	1,116,549
89,143	GREGGS PLC	854,506	2,601,501
312,478	HSBC HOLDINGS PLC	2,135,600	2,606,786
77,708	IMI PLC	1,026,734	1,024,353
19,522	IMPERIAL BRANDS PLC	460,901	457,858
8,754	INFORMA PLC	85,956	92,828
1,271	INTERCONTINENTAL HOTELS GROUP PLC	52,040	83,482
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A. - CDI	90,834	197,938
735	INTERTEK GROUP PLC	46,188	51,356
36,802	ITV PLC	44,524	50,476
105,901	JOHN WOOD GROUP PLC	996,756	607,890
2,248	JOHNSON MATTHEY PLC	35,933	95,038
37,981	KINGFISHER PLC	80,172	103,655
17,324	LAND SECURITIES GROUP PLC	143,577	183,309
17,003	LEGAL & GENERAL GROUP PLC	46,196	58,193
3,327,334	LLOYDS BANKING GROUP PLC	2,589,084	2,391,238
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	420,107
1,188,932	MAN GROUP PLC	2,205,976	2,352,400
20,302	MARKS & SPENCER GROUP PLC	68,937	54,324
7,217	MEGGITT PLC	16,687	48,026
69,531	MELROSE INDUSTRIES PLC	130,566	159,692
5,728	MONDI PLC	122,446	130,210
53,010	NATIONAL GRID PLC	449,994	562,661
2,148	NEXT PLC	36,823	150,741
34,908	OXFORD INSTRUMENTS PLC	539,512	571,875
7,366	PEARSON PLC	69,206	76,650
5,463	PERSIMMON PLC	133,937	138,547
34,240	PRUDENTIAL PLC	488,505	746,170
26,127	RECKITT BENCKISER GROUP PLC	1,598,579	2,061,804
39,546	RELX PLC	394,798	956,914
166,592	RELX PLC (LONDON EXCHANGE)	1,862,041	4,039,806
19,426	RIO TINTO LTD.	611,119	1,415,081
34,005	RIO TINTO PLC	893,598	2,107,627
26,467	ROLLS-ROYCE HOLDINGS PLC(b)	303,269	282,473
792,214	ROYAL BANK OF SCOTLAND GROUP PLC	2,701,955	2,211,347
15,117	ROYAL MAIL PLC	45,749	40,680
20,657	SAGE GROUP (THE) PLC	74,323	210,496
16,135	SEGRO PLC	67,053	149,623
4,954	SEVERN TRENT PLC	76,220	128,847
708,993	SIG PLC	1,519,587	1,167,800
26,103	SMITH & NEPHEW PLC	251,030	565,199
5,789	SMITHS GROUP PLC	93,822	115,055
92,045	STANDARD CHARTERED PLC	654,783	834,847
39,027	STANDARD LIFE ABERDEEN PLC	134,038	146,011
72,176	TAYLOR WIMPEY PLC	122,883	144,594
1,191,723	TESCO PLC	3,857,602	3,430,943
3,749	TRAVIS PERKINS PLC	51,659	60,680
13,782	UNILEVER N.V. - CVA	483,796	839,366
24,244	UNILEVER PLC	545,189	1,506,952
10,230	UNITED UTILITIES GROUP PLC	76,454	101,698
3,770	WEIR GROUP (THE) PLC	44,042	74,042
5,178	WHITBREAD PLC	168,592	304,394
9,098	WILLIS TOWERS WATSON PLC	1,345,985	1,742,631
20,383	WM MORRISON SUPERMARKETS PLC	52,509	52,133
26,869	WPP PLC	181,268	337,879
		49,735,262	71,261,118	11.69%
United States:
18,668	ALLERGAN PLC	3,056,480	3,125,583

See accompanying notes to financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

June 30, 2019 (unaudited)

Shares	Security (a)	Cost	Fair value	Percent of net assets
United States (Cont’d):
139,081	ARCH CAPITAL GROUP LTD.(b)	$1,909,195	5,157,123
20,310	AXIS CAPITAL HOLDINGS LTD.	1,037,094	1,211,492
4,931	BAUSCH HEALTH COS., INC.(b)	117,766	124,409
4,351	CARNIVAL PLC	131,345	192,234
5,495	METTLER-TOLEDO INTERNATIONAL, INC.(b)	3,193,600	4,615,800
3,157	NEWMONT GOLDCORP CORP.	101,845	121,068
197,078	ONESPAWORLD HOLDINGS LTD.(b)	1,970,780	3,054,709
29,129	RESMED, INC.	3,095,272	3,554,612
3,687	WORLDPAY, INC., CLASS A(b)	289,883	451,842
		14,903,260	21,608,872	3.55%
	Sub-total Common Stocks:	410,255,237	577,741,960	94.79%
Preferred Stocks:
Brazil:
236,375	ALPARGATAS S.A.(b)	607,813	1,256,374
245,250	TELEFONICA BRASIL S.A. ADR, 3.04%(e)(g)	3,100,786	3,193,155
		3,708,599	4,449,529	0.73%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G., 6.46%(g)	49,612	94,432
1,427	HENKEL A.G. & CO. KGAA, 2.13%(g)	121,338	139,580
1,443	PORSCHE AUTOMOBIL HOLDING S.E., 3.85%(g)	60,635	93,757
272	SARTORIUS A.G., 0.34%(g)	45,992	55,765
1,014	VOLKSWAGEN A.G., 3.23%(g)	139,988	170,901
		417,565	554,435	0.09%
South Korea:
1,888	HYUNDAI MOTOR CO. LTD. (2ND PREFERRED), 4.66%(g)	176,037	141,112
16,100	SAMSUNG ELECTRONICS CO. LTD., 3.69%(g)	366,307	533,343
		542,344	674,455	0.11%
	Sub-total Preferred Stocks:	4,668,508	5,678,419	0.93%
Rights:
Spain:
1,798	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A. (MADRID EXCHANGE)(b)	2,971	2,821
48,123	REPSOL S.A. (MADRID EXCHANGE)(b)	27,261	26,693
		30,232	29,514	0.00%
	Sub-total Rights:	30,232	29,514	0.00%
Investment Companies:
United States:
37,200	ISHARES MSCI EAFE SMALL-CAP ETF	2,145,822	2,135,280
		2,145,822	2,135,280	0.35%
	Sub-total Investment Companies:	2,145,822	2,135,280	0.35%
Warrants:
United States:
34,272	ONESPAWORLD HOLDINGS LTD. (b)	-	160,736
		-	160,736	0.03%
	Sub-total Warrants:	-	160,736	0.03%
Short-Term Investments:
7,027,654	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO(h)	7,027,654	7,027,654
22,244,880	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 2.25%(i)	22,244,880	22,244,880
	Sub-total Short-Term Investments:	29,272,534	29,272,534	4.80%
	Grand total	$446,372,333	615,018,443	100.90%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.

(b)	Non-income producing assets.

(c)	Security has been deemed worthless and is a Level 3 investment.

(d)	Security is either wholly or partially on loan.

(e)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.23% of net assets as of June 30, 2019.

See accompanying notes to financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

June 30, 2019 (unaudited)

(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(g)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(h)	Investment relates to cash collateral received from portfolio securities loaned.

(i)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2018, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $15,216,595 with net purchases of $7,028,285 during the six months ended June 30, 2019.

At June 30, 2019, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Communication Services	5.44%
Consumer Discretionary	15.93
Consumer Staples	9.28
Energy	3.54
Financials	17.62
Health Care	9.93
Industrials	17.02
Information Technology	11.70
Materials	6.17
Real Estate	1.83
Utilities	1.54
100.00%

At June 30, 2019, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	24.44%
Japanese Yen	14.73
British Pound	12.20
United States Dollar	11.93
Swiss Franc	10.35
Canadian Dollar	6.03
Other currencies	20.32
100.00%

At June 30, 2019, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

	Contract Settlement Date	Contract Amount				Unrealized Appreciation (Depreciation)
Counterparty		Deliver		Receive
Northern Trust	11/13/2019	CNH	19,488,032	USD	2,865,164	$32,373
Northern Trust	11/13/2019	USD	528,501	CNH	3,676,463	$5,912
						$38,285
Northern Trust	07/23/2019	JPY	104,443,581	USD	940,543	$(29,970)
						$(29,970)
						$8,315

See accompanying notes to financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater International Fund

June 30, 2019 (unaudited)

Clearwater International Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.	80	(Continued)

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics

Not applicable to this filing.

Item 3. Audit Committee Financial Expert

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this filing.

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company).

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b)	There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 13. Exhibits

(a)(1)	Not applicable to this filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: August 30, 2019

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: August 30, 2019